                                                            Annual Report
                                                            as of April 30, 1999

Evergreen
       Long Term Bond Funds

                                                [LOGO OF EVERGREEN APPEARS HERE]

                               Table of Contents

Letter to Shareholders .....................................................  1

Evergreen Diversified Bond Fund

  Fund at a Glance .........................................................  2

  Portfolio Manager Interview ..............................................  3

Evergreen High Yield Bond Fund

  Fund at a Glance .........................................................  6

  Portfolio Manager Interview ..............................................  7

Evergreen Strategic Income Fund

  Fund at a Glance .........................................................  9

  Portfolio Manager Interview .............................................. 10

Evergreen U.S. Government Fund

  Fund at a Glance ......................................................... 12

  Portfolio Manager Interview .............................................. 13

Financial Highlights

  Evergreen Diversified Bond Fund .......................................... 15

  Evergreen High Yield Bond Fund ........................................... 17

  Evergreen Strategic Income Fund .......................................... 19

  Evergreen U.S. Government Fund ........................................... 21

Schedule of Investments

  Evergreen Diversified Bond Fund .......................................... 23

  Evergreen High Yield Bond Fund ........................................... 29

  Evergreen Strategic Income Fund .......................................... 34

  Evergreen U.S. Government Fund ........................................... 40

Statements of Assets and Liabilities ....................................... 42

Statements of Operations ................................................... 43

Statements of Changes in Net Assets ........................................ 44

Combined Notes to Financial Statements ..................................... 47



--------------------------------------------------------------------------------
                                Evergreen Funds
--------------------------------------------------------------------------------

Evergreen Funds is one of the nation's fastest growing investment companies with over $50 billion in assets under management.

With over 70 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to the Evergreen Funds to provide a distinctive level of service and excellence in investment management.


This annual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

               -----------------------------------------------------------------
 Mutual Funds: ARE NOT FDIC INSURED    May lose value . Are not bank guaranteed
               -----------------------------------------------------------------

                           Evergreen Distributor,Inc.
      Evergreen/SM/ is a Service Mark of Evergreen Investment Services,Inc.

                             Letter to Shareholders
                             ----------------------
                                    June 1999

[PHOTO OF WILLIAM M. ENNIS APPEARS HERE]

William M. Ennis
President and CEO

Dear Evergreen Shareholders,

We are pleased to provide the Evergreen Long Term Bond Funds annual report, which covers the twelve-month period ended April 30, 1999.

Shift in the Interest Rate Environment

Following the Russian financial crisis in August 1998, there was a "flight to quality" worldwide. Investors fled from risk-related securities, interest rates fell sharply and the prices of high grade and U.S. government securities rose. During the final six months of the period the flight to quality was reversed as a result of actions to lower interest rates by the governments of the major industrialized nations. Investors returned to more risky fixed income securities, such as lower quality corporate bonds, international bonds and emerging market bonds.

Going forward, we anticipate a more stable interest rate environment than we've seen during the last year, both domestically and internationally. The moderately growing domestic economy and the solid, long-term fundamentals underlying the market lead us to a cautiously optimistic outlook.

Year 2000 Preparation/1/

At Evergreen, we continue to prepare ourselves to provide uninterrupted service and communication with all our shareholders throughout the end of 1999 and right through the date change into the year 2000 and beyond. As of the end of May, when this report was finalized, we have completed 75% of the testing of internal systems and are rapidly moving through the remaining systems.

Through May, we successfully participated in industry-wide testing with the Securities Industry Association. While Evergreen Funds is striving to identify and correct every issue under our control related to the Year 2000, it would be impossible to guarantee a problem-free transition to the new millennium. We are confident that our efforts will enable shareholders to receive the same Evergreen products and services after December 1999 that we deliver today.

As always, we encourage all shareholders to diversify their mutual fund portfolios and we suggest you consult with your financial advisor for an allocation strategy that helps you meet your investment goals and objectives. Evergreen Funds offers a wide range of funds that includes multiple investment styles to help you find one that is appropriate in your portfolio.

Thank you for your continued investment in Evergreen Funds.

Sincerely,

/s/ William M. Ennis

William M. Ennis
President and CEO
Evergreen Investment Company


/1/ The information above constitutes Year 2000 readiness disclosure.

--------------------------------------------------------------------------------
                                E V E R G R E E N

                              Diversified Bond Fund
--------------------------------------------------------------------------------
                     Fund at a Glance as of April 30, 1999

After upgrading overall credit quality during the financial turmoil last summer and early fall, we adjusted in the final six months of the fiscal year to obtain more yield and take advantage of the momentum created by a growing economy.

    Portfolio
    Management
    ----------

[PHOTO OF GARY PZEGEO APPEARS HERE]

  Gary Pzegeo,CFA
 Tenure: January 1999

--------------------------------------------------------------------------------
                            CURRENT INVESTMENT STYLE
--------------------------------------------------------------------------------

[STYLE BOX APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 4/30/99.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

Source: 1999 Morningstar, Inc.

/1/ Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Classes A, C, and Y prior to their inception is based on the performance of Class B, the original class offered. These historical returns for Classes A and Y have been adjusted to eliminate the effect of the higher 12b-1 fees applicable to Class B. The 12b-1 fees for Classes A, B, and C are 0.25%, 1.00%, and 1.00%, respectively. Class Y does not pay a 12b-1 fee. If these fees had not been eliminated, returns would have been lower.

Funds that invest in high yield, lower rated bonds may contain more risks due to the increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS/1/
--------------------------------------------------------------------------------

Portfolio Inception Date: 9/11/35    Class A    Class B     Class C    Class Y
Class Inception Date                 1/20/98    9/11/35     4/7/98     2/11/98
 ................................................................................
Average Annual Returns*
 ................................................................................
1 year with sales charge              (1.54%)    (2.29%)     1.60%       n/a
 ................................................................................
1 year w/o sales charge                3.35%      2.57%      2.57%      2.95%
 ................................................................................
3 years                                7.10%      7.18%      8.03%      8.84%
 ................................................................................
5 years                                6.40%      6.33%      6.63%      7.54%
 ................................................................................
10 years                               7.48%      7.09%      7.07%      8.19%
 ................................................................................
Since Portfolio Inception              7.08%      6.93%      6.92%      7.21
 ................................................................................
Maximum Sales Charge                   4.75%      5.00%      1.00%       n/a
                                   Front End      CDSC       CDSC
 ................................................................................
30-day SEC Yield                       5.59%      5.12%      5.12%      6.15%
 ................................................................................
12-month distributions per share      $0.97      $0.85      $0.85      $0.91
 ................................................................................

* Adjusted for maximum applicable sales charge.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                     EVERGREEN
                    DIVERSIFIED         LEHMAN BROTHERS
                     BOND FUND,         AGGREGATE BOND        CONSUMER
  DATE             CLASS B SHARES           INDEX            PRICE INDEX

4/30/89                10,000               10,000              10,000
4/90                    9,959               10,903              10,471
4/91                   10,715               12,559              10,983
4/92                   12,344               13,941              11,332
4/93                                        15,789              11,698
4/94                   14,388               15,924              11,974
4/95                   14,911               17,088              12,339
4/96                   15,734               18,566              12,687
4/97                   17,154               19,882              13,014
4/98                   19,350               22,035              13,201
4/99                   19,848               23,431              13,443

Comparison of a $10,000 investment in Evergreen Diversified Bond Fund, Class B shares(1), versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI) and the Consumer Price Index (CPI).

The Lehman Brothers Aggregate Bond Index is an unmanaged index and does not include transaction costs associated with buying and selling securities nor any management fees.

The Consumer Price Index is a commonly used measure of inflation and does not represent an investment return.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                                E V E R G R E E N

                             Diversified Bond Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview

How did the Fund perform?

For the 12-month period ended April 30, 1999, the Evergreen Diversified Bond Fund's Class A shares had a total return of 3.35%, while Classes B and C shares each had returns of 2.57% and Class Y shares had a total return of 2.95%. These returns are before deduction of any applicable sales charges. During the same period, the Lehman Aggregate Bond Index had a return of 6.27% and the average return of BBB-rated bond funds was 4.25%, according to Lipper, Inc., an independent monitor of mutual fund performance. As the market returned to normal in the final six months of the period, the Fund's relative performance improved. During the most recent six months, the Fund's A shares' performance (1.06%) surpassed the Lehman Aggregate Bond Index (-.76%)and slightly under-performed the Lipper Corporate Debt Funds BBB-rated (-.90%).

                    Portfolio
                 Characteristics
                 ---------------

 Total Net Assets                     $491,979,583
 ..................................................
 Average Credit Quality                          A
 ..................................................
 Average Maturity                       12.4 years
 ..................................................
 Average Duration                        6.4 years
 ..................................................

What was the investment environment like during the 12-month period?

The most dramatic event during the 12-month period was the worldwide "flight to quality," primarily benefiting U.S. Treasury securities, that began following the Russian financial crisis in August 1998. Continuing through early October, this period was marked by an investor flight from risk-related securities. Interest rates fell sharply, and the prices of high grade and U.S. government securities tended to rise.

As a result of actions by the U.S. Federal Reserve Board and by the governments of other major industrialized nations, this flight to quality was reversed during the final six months of the fiscal year. Investors again turned to risk-related, fixed-income securities, including lower quality corporate bonds, international bonds, emerging market bonds and mortgage-backed securities. There almost was a "flight from quality."

Domestically, the change in the market was triggered by three successive actions of the Federal Reserve to lower short-term interest rates in late 1998. Together, these rate cuts restored confidence in the markets, sharply reducing the fears of recession, and providing liquidity and encouraging consumers to spend.

Internationally, the new European Central Bank lowered rates, as did the central banks in the United Kingdom, Japan and Canada. As a result, the fragile markets in Asia and Latin America started to show improvement.

At the bottom of the market, in August through October, we witnessed a crisis of confidence in the financial markets. The markets seized up, no one was willing to lend capital and the prices of most securities were depressed. The global central banks recognized this and stepped in to fix it by lowering the price of money.

Treasury securities, which had risen in price as rates declined during the height of the crisis, have suffered more than most other fixed-income securities in the final six months of the period, as rates rose again and prices declined.

--------------------------------------------------------------------------------
                                E V E R G R E E N

                             Diversified Bond Fund
--------------------------------------------------------------------------------
                           Portfolio Manager Interview


             30-year U.S.Treasury
                Bond Yields
                -----------

 April 30, 1998                            5.95%
 ................................................
 October 31, 1998                          5.16%
 ................................................
 April 30, 1999                            5.66%
 ................................................

The spread--or difference in yields--between Treasuries and risk-related securities, such as corporate bonds and mortgage securities, narrowed during the final six months of the fiscal year as evidence of strong economic growth encouraged investors to take credit risk. Gross Domestic Product rose by an annualized rate of 6% during the final quarter of 1998 and by an estimated 4.1% during the first quarter of 1998. As evidence of economic growth continued, investors put their money in the most cyclically sensitive areas, where the rebound would have the greatest impact.

What was your strategy in this changing environment?

After upgrading overall credit quality during the financial turmoil last summer and early fall, we adjusted in the final six months of the fiscal year to obtain more yield and take advantage of the momentum created by a growing economy.

In doing this, we increased the overall allocation to domestic corporate bonds from 51.6% of net assets at the end of October 1998 to 60.5% at the end of April 1999, with the high yield bond portion of the portfolio expanding from 19% to 30% of net assets. In the high yield sector, we emphasized bonds from cyclical or economically sensitive industries, including metals, mining, paper and other commodities. We also invested in the cable and media industries to take advantage of consolidation within those industries and potential price appreciation opportunities.

Mortgage-backed obligations were increased from 3.5% to 7.3% and collateralized mortgage obligations increased from 14.1% to 14.6% in the final six months of the fiscal year. U.S. Treasury securities declined from 10.6% to 4.1% of net assets during the same six-month period, while cash was reduced from 4.6% to 3.3% and foreign bonds remained at 9.1%.

Overall, average credit quality of the portfolio declined during the final six months from A+ to A-. During the same period, the average weighted maturity of the portfolio increased from 12.1 years to 12.4 years.

--------------------------------------------------------------------------------
                            PORTFOLIO CREDIT QUALITY
--------------------------------------------------------------------------------
(based on net assets)

                            [PIE CHART APPEARS HERE]

AAA -- 25.5%
BB -- 16.0%
BBB -- 15.1%
AA -- 14.8%
A -- 14.6%
B -- 13.5%
CC -- 0.5%

--------------------------------------------------------------------------------
                                E V E R G R E E N

                             Diversified Bond Fund
--------------------------------------------------------------------------------
                           Portfolio Manager Interview

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
(based on net assets)

                            [PIE CHART APPEARS HERE]

Corporate Bonds -- 56.2%
Collateralized Mortgage Obligations -- 14.6%
Mortgage-backed Securities -- 7.3%
Foreign Corporate Bonds -- 7.0%
Asset-backed Securities -- 4.3%
U.S. Government & Agency Obligations -- 4.1%
Short Term Investments/1/ and other Assets & Liabilities -- 3.3%
Foreign Government Obligations -- 2.4%
Municipal Bonds -- 0.8%

What is your outlook?

We anticipate a much more stable interest rate environment than we witnessed during the last six months. We believe the economy will continue to grow moderately, and we think the boom-or-bust fears of the past year may be behind us. Internationally, we expect more stability, with either a halt to the weakening of foreign markets or the start of a gradual recovery.

With this scenario, we believethe Federal Reserve Board is unlikely to lower rates any further and may, in fact, look to reverse some of the monetary easing instituted in response to last year's market instability. With labor costs under control and no signs of any substantial increase in inflationary pressures, any increase in rates would likely be moderate. The Federal Reserve Board is very conscious of the negative effect any increase in interest rates would have on foreign markets and does not want to rekindle global market disorder.

In this environment, we expect to continue the strategies we put in place during the past six months, emphasizing corporate bonds, including high yield securities, and corporate mortgage-backed securities for the yield advantage they may provide in an expanding economy with stable interest rates.

/1/ Includes repurchase agreements and mutual funds shares.                   5

--------------------------------------------------------------------------------
                                E V E R G R E E N

                              High Yield Bond Fund
--------------------------------------------------------------------------------
                     Fund at a Glance as of April 30, 1999


We managed the Fund conservatively, focusing on issuers' creditworthiness and our outlook for the economy.

       Portfolio
      Management
      ----------

[PHOTO OF PRESCOTT B. CROCKER APPEARS HERE]

 Prescott B.Crocker,CFA
  Tenure: February 1997

--------------------------------------------------------------------------------
                            CURRENT INVESTMENT STYLE
--------------------------------------------------------------------------------

[STYLE BOX APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 4/30/99.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

Source: 1999 Morningstar, Inc.

/1/ Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Classes A, C, and Y prior to their inception is based on the performance of Class B, the original class offered. These historical returns for Classes A and Y have been adjusted to eliminate the effect of the higher 12b-1 fees applicable to Class B. The 12b-1 fees for Classes A, B, and C are 0.25%, 1.00%, and 1.00%, respectively. Class Y does not pay a 12b-1 fee. If these fees had not been eliminated, returns would have been lower.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS/1/
--------------------------------------------------------------------------------

Portfolio Inception Date: 9/11/35  Class A     Class B     Class C     Class Y
Class Inception Date               1/20/98     9/11/35     1/21/98     4/14/98
 ................................................................................
Average Annual Returns*
 ................................................................................
1 year with sales charge            (6.79%)     (7.27%)     (3.69%)       n/a
 ................................................................................
1 year w/o sales charge             (2.05%)     (2.79%)     (2.79%)     (1.81%)
 ................................................................................
3 years                              6.51%       6.65%       7.49%       8.47%
 ................................................................................
5 years                              4.37%       4.34%       4.61        5.60%
 ................................................................................
10 years                             6.90%       6.55%       6.55%       7.65%
 ................................................................................
Since Portfolio Inception            8.48%       8.34%       8.32%       8.63%
 ................................................................................
Maximum Sales Charge                 4.75%       5.00%       1.00%        n/a
                                   Front End     CDSC        CDSC
 ................................................................................
30-day SEC Yield                     7.82%       7.45%       7.45%       8.46%
 ................................................................................
12-month distributions per share    $0.37       $0.34       $0.34       $0.38
 ................................................................................

* Adjusted for maximum applicable sales charge.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

            EVERGREEN HIGH     LEHMAN BROTHERS      MERRILL LNYCH     CONSUMER
           YIELD BOND FUND      AGGREGATE BOND       HIGH YIELD         PRICE
DATE          CLASS B/1/            INDEX           MASTER INDEX        INDEX

4/30/89        10,000              10,000              10,000           10,000
4/90            8,881              10,903              10,016           10,471
4/91            8,659              12,558              11,457           10,983
4/92           11,386              13,941              14,196           11,332
4/93           13,383              15,789              16,565           11,698
4/94           15,044              15,924              17,600           11,974
4/95           14,314              17,088              19,454           12,339
4/96           15,174              18,566              21,821           12,687
4/97           16,571              19,882              24,403           13,014
4/98           19,392              22,035              27,824           13,201
4/99           18,851              23,431              29,075           13,443

Comparison of a $10,000 investment in Evergreen High Yield Bond Fund, Class B shares/1/, versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI), the Merrill Lynch High Yield Master Index (MLHYMI) and the Consumer Price Index (CPI).

The Lehman Brothers Aggregate Bond Index and the Merrill Lynch High Yield Master Index are unmanaged indices and do not include transaction costs associated with buying and selling securities nor any management fees.

The Consumer Price Index is a commonly used measure of inflation and does not represent an investment return.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                                E V E R G R E E N

                              High Yield Bond Fund
--------------------------------------------------------------------------------
                           Portfolio Manager Interview

How did the Fund perform over the past twelve-months?

The Evergreen High Yield Bond Fund's Class A shares returned -2.05% for the twelve month period ended April 30, 1999. For the same period, Class B and Class C shares returned -2.79% and Class Y shares returned -1.81%. These returns are before deduction of any applicable sales charges. In comparison, the Merrill Lynch High Yield Master Index returned 3.05% and the Lehman Brothers Aggregate Bond Index returned 6.27% for the same period. Unlike a mutual fund, these indices do not incur operating expenses, which would reduce their total returns. We attribute the difference in performance between the Fund and the Lehman Brothers Aggregate Bond Index to the Fund's exclusive investment in high yield bonds versus Lehman's representation of a higher-rated selection of the bond market. According to Lipper, Inc., an independent monitor of mutual fund performance, the Lipper high current yield objective average is -0.06.

                     Portfolio
                  Characteristics
                  ---------------

 Total Net Assets                     $407,444,141
 ..................................................
 Average Credit Quality                          B
 ..................................................
 Average Maturity                        7.8 years
 ..................................................
 Average Duration                        5.8 years
 ..................................................

What caused the difference in the Fund's return during the period?

The investment environment in the first half of the fiscal year was extremely different from the one that existed over the last six months. The Fund's fiscal period began with a continuation of favorable market conditions including solid economic growth, low inflation and strong demand for high yield bonds. In the summer of 1998, however, a series of events unfolded which caused a rapid and chaotic deterioration in high yield bond prices. At that time, Russia devalued its currency, the government of Malaysia imposed currency controls and the largest U.S. hedge fund/1/ sought financial assistance to avoid insolvency. These events triggered a massive "flight-to-quality"--a phenomenon in which there is demand for only the highest quality investments. While U.S. Treasury prices rose dramatically, there was increasing downward pressure on high yield bond prices.

The investment environment changed dramatically in the second half of the Fund's fiscal year. In the fourth quarter of 1998, international central bankers and government officials helped rebuild investor confidence in the world's economies and financial systems by coordinating interest rate cuts and implementing programs to stimulate economic growth. The high yield bond market regained stability as a result of these efforts. Prices rebounded further in the early months of 1999, as reports confirmed continued economic growth, small capitalization stocks recovered and commodity prices improved.

/1/ A hedge fund is private investment account that often engages in complex, leveraged trading strategies. Hedge funds are not subject to the same regulations as mutual funds.

--------------------------------------------------------------------------------
                                E V E R G R E E N

                              High Yield Bond Fund
--------------------------------------------------------------------------------
                           Portfolio Manager Interview


--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
(based on net assets)

                            [PIE CHART APPEARS HERE]

Corporate Bonds -- 78.1%
Foreign Corporate Bonds -- 11.5%
Preferred Stocks -- 6.0%
Short Term Investments/1/ and other Assets and Liabilities (net) -- 2.3% Common Stocks and Warrants -- 2.1%

What strategies did you use to manage the Fund?

We managed the Fund conservatively, focusing on issuers' creditworthiness and our outlook for the economy. In the first half of the fiscal period, we reduced "CCC-rated" holdings from 10% to as low as 5%, and also lowered the Fund's position in companies dependent on raising capital in the stock market. This helped protect the Fund as market conditions deteriorated and investors penalized risk. We also emphasized stronger credits because of the rising number of defaults among high yield bond issuers. According to Moody's Investors Services, the default rate on the principal amount of issues outstanding of high yield bonds rose from 2.8% to 4.0% for the 12-months ending April 30, 1999. This rate had reached a low of 1.35% in March 1997.

In the second half of the Fund's fiscal period, we concentrated on industries, which we believed had positive and/or improving trends. These included cable and telecommunications, which have benefited from the stock market's recent strength. The aggressive merger and acquisition activity in these industries has resulted in ratings' upgrades and higher bond prices. We also increased the Fund's holdings in steel, paper and energy, which have profited from recent price increases as well as the economy's continued strength.

--------------------------------------------------------------------------------
                            PORTFOLIO CREDIT QUALITY
--------------------------------------------------------------------------------
(based on net assets)

                            [PIE CHART APPEARS HERE]

B -- 85.3%
BB -- 7.5%
CCC -- 6.2%
Non Rated -- 1.0%

What is your outlook for high yield bonds over the next six months?

Our outlook is positive, although it is tied to the direction of stock prices. We believe the economy's strength and the "wealth effect" of the rising stock market can enable many companies to raise the prices of their products, providing them with the opportunity to achieve above average earnings growth. In particular, we think the ability of small capitalization stocks and value stocks to outperform the broader market should lend continued strength to high yield bonds.

If there were to be a continuation of rising commodity prices, that would put upward pressure on interest rates and be negative for government bond prices, however, it may have a positive effect on high yield bond issuers, particularly emerging market debt. The combination of rising stock and commodity prices usually indicates stronger economic growth--a setting that typically enhances the financial health of high yield bond issuers.

/1/ Includes repurchase agreements and mutual fund shares.

--------------------------------------------------------------------------------
                                E V E R G R E E N

                              Strategic Income Fund
--------------------------------------------------------------------------------
                     Fund at a Glance as of April 30, 1999

Our outlook is positive. We are cautious on the direction of interest rates, but are optimistic about opportunities in higher yielding bonds.

       Portfolio
       Management
       ----------

[PHOTO OF PRESCOTT B. CROCKER APPEARS HERE]

 Prescott B. Crocker,CFA
  Tenure: February 1997

--------------------------------------------------------------------------------
                            CURRENT INVESTMENT STYLE
--------------------------------------------------------------------------------

[STYLE BOX APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 4/30/99.

The Fixed-Income Style Box placementis based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

Source: 1999 Morningstar, Inc.

/1/ Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Classes B, C, and Y prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B, C, and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Classes A, B, and C are 0.25%, 1.00%, and 1.00%, respectively. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class Y would have been higher.

Funds that invest in high yield, lower rated bonds may contain more risks due to the increased possibility of default.

U.S. Government guarantees apply only to the underlying securities of the Fund's portfolio and not to the Fund's shares.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS/1/
--------------------------------------------------------------------------------

Portfolio Inception Date: 4/14/87   Class A     Class B     Class C      Class Y
Class Inception Date                4/14/87      2/1/93      2/1/93      1/13/97
 ................................................................................
Average Annual Returns*
 ................................................................................
1 year with sales charge             (3.26%)     (4.14%)     (0.39%)       n/a
 ................................................................................
1 year w/o sales charge               1.58%       0.56%       0.55%       1.83%
 ................................................................................
3 years                               6.15%       6.17%       7.06%       7.19%
 ................................................................................
5 years                               4.90%       4.82%       5.09%       5.50%
 ................................................................................
10 years                              7.21%       7.15%       7.14%       7.52%
 ................................................................................
Since Portfolio Inception             6.93%       6.88%       6.88%       7.19%
 ................................................................................
Maximum Sales Charge                  4.75%       5.00%       1.00%        n/a
                                    Front End     CDSC        CDSC
 ................................................................................
30-day SEC Yield                      7.81%       7.44%       7.44%       8.45%
 ................................................................................
12-month distributions per share     $0.52       $0.47       $0.47       $0.53
 ................................................................................

* Adjusted for maximum applicable sales charge.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                 EVERGREEN STRATEGIC        LEHMAN BROTHERS       CONSUMER
                     INCOME FUND              AGGREGATE            PRICE
DATE                  CLASS A/1/             BOND INDEX            INDEX

4/30/89                9,523                   10,000              10,000
4/90                   8,708                   10,903              10,471
4/91                   8,479                   12,559              10,983
4/92                  11,082                   13,941              11,332
4/93                  13,429                   15,789              11,698
4/94                  15,042                   15,924              11,974
4/95                  14,494                   17,088              12,339
4/96                  15,965                   18,566              12,687
4/97                  17,446                   19,882              13,014
4/98                  19,748                   22,035              13,201
4/99                  20,059                   23,431              13,443

Comparison of a $10,000 investment in Evergreen Strategic Income Fund, Class A shares/1/, versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI) and the Consumer Price Index (CPI).

The Lehman Brothers Aggregate Bond Index is an unmanaged index and does not include transaction costs associated with buying and selling securities nor any management fees.

The Consumer Price Index is a commonly used measure of inflation, and does not represent an investment return.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                                E V E R G R E E N

                             Strategic Income Fund
--------------------------------------------------------------------------------
                           Portfolio Manager Interview

How did the Fund perform over the past twelve-months?

The Evergreen Strategic Income Fund's Class A shares returned 1.58% for the twelve-month period ended April 30, 1999. For the same period, Class B and Class C shares returned 0.56% and 0.55%, respectively, and Class Y shares returned 1.83%. These returns are before deduction of any applicable sales charges. In comparison, the Lehman Aggregate Bond Index had a 6.27% return during the same period. Unlike a mutual fund, these indices do not incur operating expenses, which would reduce their total returns. The average return of the strategic income funds followed by Lipper, Inc., an independent monitor of mutual fund performance, was 1.05% for the same twelve-month period.

                   Portfolio
                Characteristics
                ---------------

 Total Net Assets                     $300,772,386
 ..................................................
 Average Credit Quality                         A-
 ..................................................
 Average Maturity                       12.1 years
 ..................................................
 Average Duration                        6.2 years
 ..................................................

How was the Fund invested at the end of the fiscal period?

As of April 30, 1999, the Fund was invested as follows: High yield bonds--43%; U.S. Treasury and agency securities--20%; and foreign bonds--36%. Foreign government bonds represented approximately 20% of net assets and included the governments of Canada, Hungary and Greece. Approximately 12% of the Fund's net assets were invested in foreign high yield bonds, most of which included Latin American and Eastern European sovereign country debt obligations, as well as certain foreign corporate bonds. The Fund's foreign holdings included bonds denominated in the Canadian and New Zealand dollar, as well as the euro, which was partially currency-hedged.

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
(based on net assets)

                            [PIE CHART APPEARS HERE]

Corporate Bonds -- 38.8%
Foreign Government Obligations -- 23.1%
Mortgage-backed Securities -- 15.3%
Foreign Corporate Bonds -- 13.1%
U.S. Treasury Obligations -- 5.4%
Short Term Investments/1/ and other Assets and Liabilities -- 2.7% Common Stock -- 0.7%
Asset-backed Securities -- 0.7%
Preferred Stock -- 0.2%

What was the investment environment like?

The environment was challenging in the first half of the Fund's fiscal year and positive in the last six months, particularly in the high yield bond sector. The reporting period began with a continuation of favorable market conditions, i.e., stable interest rates, a high degree of investor confidence and price relationships that reflected historical market standards. In the summer of 1998, however, a series of events unfolded that triggered a massive "flight-to-quality"--a phenomenon in which investors seek only the highest quality investments. These events included the Russian government devaluing the country's currency and defaulting on its domestic debt, the Malaysian government imposing currency controls and the largest hedge fund/2/ in the United States seeking financial assistance to avoid insolvency. During this time, the prices of U.S. Treasury securities and high quality foreign bonds rose considerably while high yield bonds experienced rapid and chaotic price deterioration-- particularly issues of emerging market debt.

/1/  Includes repurchase agreements and mutual fund shares.
/2/ A hedge fund is a private investment account that often engages in complex, leveraged trading strategies. Hedge funds are not subject to the same regulations as mutual funds.

--------------------------------------------------------------------------------
                                E V E R G R E E N

                             Strategic Income Fund
--------------------------------------------------------------------------------
                           Portfolio Manager Interview

The high yield bond market regained stability in the fourth quarter of 1998, however. A combination of coordinated worldwide interest rate cuts and the implementation of programs designed to stimulate economic growth helped rebuild investor confidence. The market achieved further gains early in 1999 when reports confirmed the acceleration of economic strength, small capitalization stock prices recovered and commodity prices improved.

What happened in the other sectors?

U.S. Treasury prices rose dramatically during the "flight-to-quality" and then declined sharply. The yield on the benchmark 30-year U.S. Treasury, which typically falls when prices rise and moves higher when prices decline, was 5.95% on April 30, 1998, fell to a low of 4.72% on October 6, 1998,and stood at 5.66% on April 30, 1999. On a year-to-year basis, high quality European bonds outperformed their U.S. counterparts. Europe's economy has been stagnant, which has kept their interest rates low. In contrast, U.S. interest rates have stayed higher than European interest rates because of continued domestic economic strength.

--------------------------------------------------------------------------------
                            PORTFOLIO CREDIT QUALITY
--------------------------------------------------------------------------------
(based on netassets)

                            [PIE CHART APPEARS HERE]

B -- 29.7%
AAA -- 23.6%
BB -- 18.5%
A -- 10.2%
CCC -- 9.0%
AA -- 4.0%
BBB -- 4.0%
Not Rated -- 1.0%

What strategies did you use in managing the Fund?

We emphasized quality and flexibility in the first half of the reporting period when investors penalized risk. Specifically, we increased the Fund's position in U.S. Treasuries, maintained a focus on high quality foreign bonds and controlled investment in high yield and emerging market bonds. In the second half of the reporting period, we took advantage of the depressed prices and positive outlook in the high yield sector to boost the Fund's total return potential. We maximized the Fund's high yield bond position, shifting assets from U.S. Treasury and agency securities. We emphasized domestic bonds in industries we believed had positive and/or improving trends. These included cable and telecommunications, steel, paper and energy. We also selected bonds with short durations to minimize the Fund's sensitivity to interest rate changes.

We reduced the Fund's exposure to U.S. Treasury and agency securities during the same period. The Fund's position in foreign bonds has remained relatively stable over the past 12months.

What is your outlook for the Fund over the next 6 months?

Our outlook is positive. We are cautious on the direction of interest rates, but are optimistic about opportunities in higher yielding bonds. We believe the recent trend of rising commodity prices will continue, which is positive for emerging market debt, but it also could put upward pressure on interest rates. Higher interest rates would push the prices of high quality bonds--particularly U.S. government bonds--lower. We also anticipate solid economic growth, based on the combination of rising commodity prices with the stock market's recent strength. Typically, a strong economy benefits high yield issuers. With that as a background, we intend to maintain the Fund's current strategies, particularly its emphasis on high yield bonds and bonds with modest durations in other sectors.

--------------------------------------------------------------------------------
                                E V E R G R E E N

                              U.S. Government Fund
--------------------------------------------------------------------------------
                     Fund at a Glance as of April 30, 1999

The Fund's strong return can be attributed primarily to a favorable duration strategy, and the fact that U.S. Treasuries posted extraordinary returns during the majority of the period.

          Portfolio
          Management
          ----------

[PHOTO OF ROLLIN C. WILLIAMS APPEARS HERE]

     Rollin C. Williams,CFA
      Tenure: January 1993

--------------------------------------------------------------------------------
                            CURRENT INVESTMENT STYLE
--------------------------------------------------------------------------------

[STYLE BOX APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 4/30/99.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

Source: 1999 Morningstar, Inc.

/1/ Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Classes C and Y prior to their inception is based on the performance of Class A, one of the original classes offered along with Class B. These historical returns for Classes C and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Classes A, B, and C are 0.25%, 1.00%, and 1.00%, respectively. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Class C would Quality have been lower while returns for Class Y would have High Med Low been higher.

U.S. Government guarantees apply only to the underlying securities of the Fund's portfolio and not to the Fund's shares.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS/1/
--------------------------------------------------------------------------------

Portfolio Inception Date: 1/11/93  Class A      Class B      Class C     Class Y
Class Inception Date               1/11/93      1/11/93      9/2/94      9/2/93
 ................................................................................
Average Annual Returns*
 ................................................................................
1 year with sales charge             0.41%      (0.37%)       3.61%        n/a
 ................................................................................
1 year w/o sales charge              5.39%       4.60%        4.60%       5.66%
 ................................................................................
3 years                              5.44%       5.47%        6.36%       7.43%
 ................................................................................
5 years                              6.04%       5.98%        6.34%       7.35%
 ................................................................................
Since Portfolio Inception            5.32%       5.42%        5.56%       6.38%
 ................................................................................
Maximum Sales Charge                 4.75%       5.00%        1.00%        n/a
                                   From End      CDSC         CDSC
 ................................................................................
30-day SEC yield                     4.96%       4.45%        4.45%       5.47%
 ................................................................................
12- month dividends per share       $0.57       $0.49        $0.49       $0.59
 ................................................................................

*  Adjusted for maximum applicable sales charge.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                                 LEHMAN BROTHERS
               EVERGREEN U.S.   INTERMEDIATE TERM        CONSUMER
              GOVERNMENT FUND      GOVERNMENT              PRICE
               CLASS A SHARES      BOND INDEX              INDEX

1/31/93            9,526              10,000              10,000
4/93               9,784              10,264              10,098
4/94               9,768              10,356              10,337
4/95              10,401              10,994              10,652
4/96              11,173              11,822              10,952
4/97              11,885              12,559              11,234
4/98              13,047              13,642              11,396
4/99              13,750              14,517              11,605


Comparison of a $10,000 investment in Evergreen U.S. Government Fund, Class A shares/1/, versus a similar investment in the Lehman Brothers Intermediate Term Government Bond Index (LBITGBI) and the Consumer Price Index (CPI).

The Lehman Brothers Intermediate Term Government Bond Index is an unmanaged index and does not include transaction costs associated with buying and selling securities nor any management fees.

The Consumer Price Index is a commonly used measure of inflation and does not represent an investment return.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                                E V E R G R E E N

                              U.S. Government Fund
--------------------------------------------------------------------------------
                           Portfolio Manager Interview

How did the Fund perform during the past twelve months?

For the twelve month period ended April 30, 1999, the Evergreen U.S. Government Fund's Class A shares posted a total return of 5.39%. Class B and C shares each returned 4.60%and Class Y shares returned 5.66%. These returns are before deduction of any applicable sales charges. The performance of the A and Y shares outpaced the 5.12% average return of general U.S. government funds tracked by Lipper, Inc., an independent mutual fund rating company. During the same period, Lehman Brothers Intermediate Term Government Bond Index returned 6.36%.

The Fund's strong return can be attributed primarily to a favorable duration strategy, and the fact that U.S. Treasuries posted extraordinary returns during the majority of the period.

                      Portfolio
                   Characteristics
                   ---------------

 Total Net Assets                      $399,490,302
 ...................................................
 Average Credit Quality                         AA+
 ...................................................
 Average Maturity                         9.7 years
 ...................................................
 Average Duration                         5.3 years
 ...................................................

What was the environment like for fixed income investors during the fiscal year?

Investors witnessed two markedly different periods during the fiscal year. Interest rates fell steadily during the first six months, as the yield on the bellwether 30-year Treasury Bond fell from 5.95% to 5.16%.

Underscoring this decline were two interest rate cuts by the Federal Reserve Board undertaken to insulate the U.S. from the global turmoil. Rates proceeded to climb during the remainder of the period, finishing at 5.66% on April 30,1999.

U.S. Treasury securities also experienced a roller-coaster ride. During the first half of the fiscal period amid low inflation, a spreading global economic crisis, and a flight to quality bonds, U.S. Treasuries proved to be the overwhelming fixed income asset class of choice, enjoying strong performance as global investors sought a safe haven from volatile global markets. Subsequently, performance cooled down--especially in the early months of 1999--as rates crept upward and long U.S. Treasuries under-performed significantly.

--------------------------------------------------------------------------------
                               MATURITY BREAKDOWN
--------------------------------------------------------------------------------
(based on netassets)

                            [PIE CHART APPEARS HERE]

5-10 years -- 46.8%
1-5 years -- 20.5%
10-20 years -- 17.1%
20+ years -- 8.7%
0-1 year -- 6.9%

Which particular investment strategies contributed to the period's strong performance?

Our duration strategy, including a few timely duration adjustments, was a major contributor to strong performance throughout the year. The Fund was rewarded for maintaining a longer duration during the first half of the period when interest rates declined steadily. In the early months of 1999, we became

--------------------------------------------------------------------------------
                                   EVERGREEN
                              U.S. Government Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview

concerned about the market's momentum and shortened the portfolio's duration, but as concern dissipated we extended duration back to its long position.

Favorable sector weightings also had a positive impact on total return, allowing the Fund to outpace over 70% of funds in its peer group. A weighting of nearly 50% in U.S. Treasuries fueled performance during the first part of the period. In addition, we purchased several lower coupon mortgages in late 1998 to maintain the yield component of the Fund. This decision fueled performance at the end of the fiscal year when mortgages posted exceptionally strong returns during the opening months of 1999.

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
(based on net assets)

                            [PIE CHART APPEARS HERE]

Mortgage-backed Securities -- 49.8%
U.S. Treasury Obligations -- 31.3%
Corporate Bonds -- 17.8%
Repurchase Agreements and Other Assets &
Liabilities (net) -- 1.1%

--------------------------------------------------------------------------------
                            PORTFOLIO CREDIT QUALITY
--------------------------------------------------------------------------------
(based on net assets)

                            [PIE CHART APPEARS HERE]

U.S. Treasury & Agency Obligations -- 80.6%
BBB -- 11.2%
A -- 7.5%
AAA -- 0.7%

What is your outlook going forward?

Looking to the remainder of 1999, the market's long-term fundamentals appear extremely positive and we feel the risk of a potential short-term uptick in rates is outweighed by lower rates over the long term. The portfolio duration will continue to be changed throughout the period as we re-evaluate market momentum and sentiment. In addition, we will continue to monitor the fixed income markets for areas of relative value and hidden opportunity.

--------------------------------------------------------------------------------
                                   EVERGREEN
                            Diversified Bond Fund
--------------------------------------------------------------------------------

                              Financial Highlights
                (For a share outstanding throughout each period)

                                                 Year Ended April 30,
                                                 ---------------------
                                                   1999    1998 (a)(#)
 CLASS A SHARES
 Net asset value, beginning of period            $  15.92   $  16.08
                                                 ========   ========
 .........................................................................
 Income from investment operations
 .........................................................................
 Net investment income                               0.97       0.30
 .........................................................................
 Net realized and unrealized gains or losses on
  securities                                        (0.44)     (0.16)++
                                                 --------   --------
 .........................................................................
 Total from investment operations                    0.53       0.14
                                                 --------   --------
 .........................................................................
 Distributions to shareholders from
 .........................................................................
 Net investment income                              (0.97)     (0.30)
 .........................................................................
 Tax basis return of capital                            0          0
                                                 --------   --------
 .........................................................................
 Total distributions to shareholders                (0.97)     (0.30)
                                                 --------   --------
 .........................................................................
 Net asset value, end of period                  $  15.48   $  15.92
                                                 ========   ========
 .........................................................................
 Total return*                                       3.35%      0.85%
 .........................................................................
 Ratios and supplemental data
 .........................................................................
 Net assets, end of period (thousands)           $444,273   $501,547
 .........................................................................
 Ratios to average net assets
 Expenses+++                                         1.23%      1.08%+
 .........................................................................
 Net investment income                               6.12%      6.68%+
 .........................................................................
 Portfolio turnover rate                              141%       109%
 .........................................................................


                           Year Ended April 30,         Year Ended August 31,
                           -------------------- --------------------------------------
                            1999    1998 (b)(#)   1997      1996      1995      1994
 CLASS B SHARES
 Net asset value,
  beginning of period      $ 15.92    $ 15.42   $  14.65  $  15.09  $  15.28  $  17.06
                           =======    =======   ========  ========  ========  ========
 .........................................................................................
 Income from investment
  operations
 .........................................................................................
 Net investment income        0.86       0.61       0.91      0.95      1.06      1.06
 .........................................................................................
 Net realized and
  unrealized gains or
  losses on securities       (0.45)      0.50       0.84     (0.35)     0.11     (1.62)
                           -------    -------   --------  --------  --------  --------
 .........................................................................................
 Total from investment
  operations                  0.41       1.11       1.75      0.60      1.17     (0.56)
                           -------    -------   --------  --------  --------  --------
 .........................................................................................
 Distributions to
  shareholders from
 .........................................................................................
 Net investment income       (0.85)     (0.61)     (0.98)    (0.96)    (1.28)    (1.22)
 .........................................................................................
 Tax basis return of
  capital                        0          0          0     (0.08)    (0.08)        0
                           -------    -------   --------  --------  --------  --------
 .........................................................................................
 Total distributions to
  shareholders               (0.85)     (0.61)     (0.98)    (1.04)    (1.36)    (1.22)
                           -------    -------   --------  --------  --------  --------
 .........................................................................................
 Net asset value, end of
  period                   $ 15.48    $ 15.92   $  15.42  $  14.65  $  15.09  $  15.28
                           =======    =======   ========  ========  ========  ========
 .........................................................................................
 Total return*                2.57%      7.26%     12.25%     4.03%     8.13%   (3.35%)
 .........................................................................................
 Ratios and supplemental
  data
 .........................................................................................
 Net assets end of period
  (thousands)              $43,729    $70,113   $457,701  $559,792  $734,837  $814,245
 .........................................................................................
 Ratios to average net
  assets
 Expenses+++                  1.97%      1.93%+     1.88%     1.84%     1.81%     1.75%
 .........................................................................................
 Net investment income        5.33%      5.74%+     6.07%     6.42%     7.05%     6.48%
 .........................................................................................
 Portfolio turnover rate       141%       109%       138%      246%      178%      200%
 .........................................................................................

(a) For the period from January 20, 1998 (commencement of class operations) to April 30, 1998.
(b) For the eight months ended April 30, 1998. The Fund changed its fiscal year end from August 31 to April 30, effective April 30, 1998.
*   Excluding applicable sales charges.
+   Annualized.
++ The per share amount is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares and the amount of per share realized and unrealized gains or losses at such time.
+++ The ratio of expenses to average net assets excludes fee credits but in-
    cludes fee waivers.
# Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                             Diversified Bond Fund
--------------------------------------------------------------------------------

                              Financial Highlights
                (For a share outstanding throughout each period)

                                                            Year Ended April 30,
                                                            --------------------
                                                             1999   1998 (a)(#)
 CLASS C SHARES
 Net asset value, beginning of period                       $15.92    $16.06
                                                            ======    ======
 ................................................................................
 Income from investment operations
 ................................................................................
 Net investment income                                        0.84      0.04
 ................................................................................
 Net realized and unrealized gains or losses on securities   (0.43)    (0.14)++
                                                            ------    ------
 ................................................................................
 Total from investment operations                             0.41     (0.10)
                                                            ------    ------
 ................................................................................
 Distributions to shareholders from
 ................................................................................
 Net investment income                                       (0.85)    (0.04)
 ................................................................................
 Tax basis return of capital                                     0         0
                                                            ------    ------
 ................................................................................
 Total distributions to shareholders                         (0.85)    (0.04)
                                                            ------    ------
 ................................................................................
 Net asset value, end of period                             $15.48    $15.92
                                                            ======    ======
 ................................................................................
 Total return*                                                2.57%    (0.60%)
 ................................................................................
 Ratios and supplemental data
 ................................................................................
 Net assets, end of period (thousands)                      $  499    $   23
 ................................................................................
 Ratios to average net assets
 Expenses+++                                                  1.98%     1.88%+
 ................................................................................
 Net investment income                                        5.33%     6.11%+
 ................................................................................
 Portfolio turnover rate                                       141%      109%
 ................................................................................


                                                            Year Ended April 30,
                                                            --------------------
                                                             1999   1998 (b)(#)
 CLASS Y SHARES
 Net asset value, beginning of period                       $15.92    $16.03
                                                            ======    ======
 ................................................................................
 Income from investment operations
 ................................................................................
 Net investment income                                        0.90      0.24
 ................................................................................
 Net realized and unrealized gains or losses on securities   (0.43)    (0.11)++
                                                            ------    ------
 ................................................................................
 Total from investment operations                             0.47      0.13
                                                            ------    ------
 ................................................................................
 Distributions to shareholders from
 ................................................................................
 Net investment income                                       (0.91)    (0.24)
 ................................................................................
 Tax basis return of capital                                     0         0
                                                            ------    ------
 ................................................................................
 Total distributions to shareholders                         (0.91)    (0.24)
                                                            ------    ------
 ................................................................................
 Net asset value, end of period                             $15.48    $15.92
                                                            ======    ======
 ................................................................................
 Total return                                                 2.95%     0.80%
 ................................................................................
 Ratios and supplemental data
 ................................................................................
 Net assets, end of period (thousands)                      $3,478    $    7
 ................................................................................
 Ratios to average net assets
  Expenses+++                                                 0.99%     0.83%+
 ................................................................................
  Net investment income                                       6.55%     6.89%+
 ................................................................................
 Portfolio turnover rate                                       141%      109%
 ................................................................................

(a) For the period from April 7, 1998 (commencement of class operations) to April 30, 1998.
(b) For the period from February 11, 1998 (commencement of class operations) to April 30, 1998.
 *  Excluding applicable sales charges.
+   Annualized.
++ The per share amount is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares and the amount of per share realized and unrealized gains or losses at such time.
+++ The ratio of expenses to average net assets excludes fee credits but in-
    cludes fee waivers.
 # Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                             High Yield Bond Fund
--------------------------------------------------------------------------------

                              Financial Highlights
                (For a share outstanding throughout each period)

                                                 Year Ended April 30,
                                                 --------------------
                                                   1999     1998 (a)#
 CLASS A SHARES
 Net asset value, beginning of period            $   4.53   $   4.52
                                                 ========   ========
 ................................................................................
 Income from investment operations
 ................................................................................
 Net investment income                               0.36       0.11
 ................................................................................
 Net realized and unrealized gains or losses on
  securities                                        (0.46)      0.01
                                                 --------   --------
 ................................................................................
 Total from investment operations                   (0.10)      0.12
                                                 --------   --------
 ................................................................................
 Distributions to shareholders from
 ................................................................................
 Net investment income                              (0.37)     (0.11)
 ................................................................................
 Tax basis return of capital                            0          0
                                                 --------   --------
 ................................................................................
 Total distributions to shareholders                (0.37)     (0.11)
                                                 --------   --------
 ................................................................................
 Net asset value, end of period                  $   4.06   $   4.53
                                                 ========   ========
 ................................................................................
 Total return*                                      (2.05%)     2.57%
 ................................................................................
 Ratios and supplemental data
 ................................................................................
 Net assets, end of period (millions)            $353,488   $420,778
 ................................................................................
 Ratios to average net assets
 Expenses++                                          1.21%      1.24%+
 ................................................................................
 Net investment income                               8.61%      8.48%+
 ................................................................................
 Portfolio turnover rate                              170%       155%
 ................................................................................


                          Year Ended April 30,         Year Ended July 31,
                          -------------------  --------------------------------------
                           1999     1998 (b)#    1997      1996      1995      1994
 CLASS B SHARES
 Net asset value,
  beginning of period     $  4.53    $  4.37   $   4.10  $   4.42  $   4.68  $   5.13
                          =======    =======   ========  ========  ========  ========
 ...........................................................................................
 Income from investment
  operations
 ...........................................................................................
 Net investment income       0.27       0.25       0.32      0.32      0.38      0.38
 ...........................................................................................
 Net realized and
  unrealized gains or
  losses on securities      (0.40)      0.16       0.28     (0.27)    (0.15)    (0.38)
                          -------    -------   --------  --------  --------  --------
 ...........................................................................................
 Total from investment
  operations                (0.13)      0.41       0.60      0.05      0.23         0
                          -------    -------   --------  --------  --------  --------
 ...........................................................................................
 Distributions to
  shareholders from
 ...........................................................................................
 Net investment income      (0.34)     (0.25)     (0.33)    (0.37)    (0.39)    (0.45)
 ...........................................................................................
 Tax basis return of
  capital                       0          0          0         0     (0.10)        0
                          -------    -------   --------  --------  --------  --------
 ...........................................................................................
 Total distributions to
  shareholders              (0.34)     (0.25)     (0.33)    (0.37)    (0.49)    (0.45)
                          -------    -------   --------  --------  --------  --------
 ...........................................................................................
 Net asset value, end of
  period                  $  4.06    $  4.53   $   4.37  $   4.10  $   4.42  $   4.68
                          =======    =======   ========  ========  ========  ========
 ...........................................................................................
 Total return*              (2.79%)     9.57%     15.32%     1.38%     5.66%    (0.41%)
 ...........................................................................................
 Ratios and supplemental
  data
 ...........................................................................................
 Net assets, end of
  period (millions)       $47,713    $96,535   $547,390  $593,681  $764,965  $766,283
 ...........................................................................................
 Ratios to average net
  assets
  Expenses++                 1.95%      1.94%+     1.96%     1.94%     2.03%     1.84%
 ...........................................................................................
  Net investment income      7.85%      7.27%+     7.63%     7.92%     8.64%     7.57%
 ...........................................................................................
 Portfolio turnover rate      170%       155%       138%      116%       82%      110%
 ...........................................................................................

(a) For the period from January 20, 1998 (commencement of class operations) to April 30, 1998.
(b) For the nine months ended April 30, 1998. The Fund changed its fiscal year end from July 31 to April 30, effective April 30, 1998.
*   Excluding applicable sales charges.
+   Annualized.
++ The ratio of expenses to average net assets excludes fee credits but in-cludes fee waivers.
# Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                             High Yield Bond Fund
--------------------------------------------------------------------------------

                             Financial Highlights
                (For a share outstanding throughout each period)

                                                            Year Ended April 30,
                                                            --------------------
                                                             1999    1998 (a)#
 CLASS C SHARES
 Net asset value, beginning of period                       $ 4.53    $ 4.52
                                                            ======    ======
 ................................................................................
 Income from investment operations
 ................................................................................
 Net investment income                                        0.32      0.10
 ................................................................................
 Net realized and unrealized gains or losses on securities   (0.45)     0.01
                                                            ------    ------
 ................................................................................
 Total from investment operations                            (0.13)     0.11
                                                            ------    ------
 ................................................................................
 Distributions to shareholders from net investment income
 ................................................................................
 Net investment income                                       (0.34)    (0.10)
 ................................................................................
 Tax basis return of capital                                     0         0
                                                            ------    ------
 ................................................................................
 Total distributions to shareholders                         (0.34)    (0.10)
                                                            ------    ------
 ................................................................................
 Net asset value, end of period                             $ 4.06    $ 4.53
                                                            ======    ======
 ................................................................................
 Total return*                                               (2.79%)    2.35%
 ................................................................................
 Ratios and supplemental data
 ................................................................................
 Net assets, end of period (millions)                       $1,999    $1,155
 ................................................................................
 Ratios to average net assets
 Expenses+++                                                  1.94%     2.04%+
 ................................................................................
 Net investment income                                        7.86%     7.51%+
 ................................................................................
 Portfolio turnover rate                                       170%      155%
 ................................................................................

                                                            Year Ended April 30,
                                                            --------------------
                                                             1999    1998 (b)#
 CLASS Y SHARES
 Net asset value, beginning of period                       $ 4.53     $4.56
                                                            ======    ======
 ................................................................................
 Income from investment operations
 ................................................................................
 Net investment income                                        0.36      0.02
 ................................................................................
 Net realized and unrealized gains or losses on securities   (0.45)    (0.03)++
                                                            ------     -----
 ................................................................................
 Total from investment operations                            (0.09)    (0.01)
                                                            ------     -----
 ................................................................................
 Distributions to shareholders from net investment income
 ................................................................................
 Net investment income                                       (0.38)    (0.02)
 ................................................................................
 Tax basis return of capital                                     0         0
                                                            ------     -----
 ................................................................................
 Total distributions to shareholders                         (0.38)    (0.02)
                                                            ------     -----
 ................................................................................
 Net asset value, end of period                             $ 4.06     $4.53
                                                            ======    ======
 ................................................................................
 Total return                                                (1.81%)   (0.27%)
 ................................................................................
 Ratios and supplemental data
 ................................................................................
 Net assets, end of period (millions)                       $4,244     $  20
 ................................................................................
 Ratios to average net assets
  Expenses+++                                                 0.91%     1.09%+
 ................................................................................
  Net investment income                                       9.14%     8.21%+
 ................................................................................
 Portfolio turnover rate                                       170%      155%
 ................................................................................

(a) For the period from January 22, 1998 (commencement of class operations) to April 30, 1998.
(b) For the period from April 14, 1998 (commencement of class operations) to April 30, 1998.
*   Excluding applicable sales charges.
+   Annualized.
++ The per share amount is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares and the amount of per share realized and unrealized gains or losses at such time.
+++ The ratio of expenses to average net assets excludes fee credits but in-
    cludes fee waivers.
# Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                             Strategic Income Fund
--------------------------------------------------------------------------------

                             Financial Highlights
               (For a share outstanding throughout each period)

                           Year Ended April 30,          Year Ended July 31,
                         ---------------------------   --------------------------
                           1999     1998 #   1997(a)    1996     1995      1994
CLASS A SHARES
Net asset value,
 beginning of period     $   7.21  $   6.82  $  6.77   $  6.89  $  7.35  $   7.86
                         ========  ========  =======   =======  =======  ========
 .....................................................................................
Income from investment
 operations
 .....................................................................................
Net investment income        0.51      0.50     0.37      0.54     0.64      0.61
 .....................................................................................
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions       (0.41)     0.38     0.09     (0.09)   (0.45)    (0.44)
                         --------  --------  -------   -------  -------  --------
 .....................................................................................
Total from investment
 operations                  0.10      0.88     0.46      0.45     0.19      0.17
                         --------  --------  -------   -------  -------  --------
 .....................................................................................
Distributions to
 shareholders from
 .....................................................................................
Net investment income       (0.52)    (0.49)   (0.41)    (0.52)   (0.63)    (0.64)
 .....................................................................................
Tax basis return of
 capital                        0         0        0     (0.05)   (0.02)    (0.04)
                         --------  --------  -------   -------  -------  --------
 .....................................................................................
Total distributions to
 shareholders               (0.52)    (0.49)   (0.41)    (0.57)   (0.65)    (0.68)
                         --------  --------  -------   -------  -------  --------
 .....................................................................................
Net asset value, end of
 period                  $   6.79  $   7.21  $  6.82   $  6.77  $  6.89  $   7.35
                         ========  ========  =======   =======  =======  ========
 .....................................................................................
Total return*                1.58%    13.20%    6.80%     6.84%    3.00%     1.86%
 .....................................................................................
Ratios and supplemental
 data
 .....................................................................................
Net assets, end of
 period (thousands)      $162,192  $193,618  $58,725   $68,118  $85,970  $105,181
 .....................................................................................
Ratios to average net
 assets
 Expenses++                  1.02%     1.27%    1.28%+    1.30%    1.33%     1.32%
 .....................................................................................
 Net investment income       7.41%     6.80%    7.28%+    8.05%    9.31%     7.79%
 .....................................................................................
Portfolio turnover rate       222%      237%      86%      101%      95%       92%
 .....................................................................................

                            Year Ended April 30,           Year Ended July 31,
                         ----------------------------   ----------------------------
                           1999     1998 #   1997 (a)     1996      1995     1994 #
CLASS B SHARES
Net asset value,
 beginning of period     $   7.25  $   6.85  $   6.81   $   6.92  $   7.38  $   7.89
                         ========  ========  ========   ========  ========  ========
 .....................................................................................
Income from investment
 operations
 .....................................................................................
Net investment income        0.47      0.44      0.34       0.50      0.60      0.55
 .....................................................................................
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions       (0.44)     0.39      0.07      (0.09)    (0.47)    (0.44)
                         --------  --------  --------   --------  --------  --------
 .....................................................................................
Total from investment
 operations                  0.03      0.83      0.41       0.41      0.13      0.11
                         --------  --------  --------   --------  --------  --------
 .....................................................................................
Distributions to
 shareholders from
 .....................................................................................
Net investment income       (0.47)    (0.43)    (0.37)     (0.47)    (0.58)    (0.58)
 .....................................................................................
Tax basis return of
 capital                        0         0         0      (0.05)    (0.01)    (0.04)
                         --------  --------  --------   --------  --------  --------
 .....................................................................................
Total distributions to
 shareholders               (0.47)    (0.43)    (0.37)     (0.52)    (0.59)    (0.62)
                         --------  --------  --------   --------  --------  --------
 .....................................................................................
Net asset value, end of
 period                  $   6.81  $   7.25  $   6.85   $   6.81  $   6.92  $   7.38
                         ========  ========  ========   ========  ========  ========
 .....................................................................................
Total return*                0.56%    12.47%     6.06%      6.21%     2.12%     1.10%
 .....................................................................................
Ratios and supplemental
 data
 .....................................................................................
Net assets, end of
 period (thousands)      $120,669  $113,136  $110,082   $123,389  $149,091  $162,866
 .....................................................................................
Ratios to average net
 assets
 Expenses++                  1.76%     2.05%     2.04%+     2.07%     2.06%     2.07%
 .....................................................................................
 Net investment income       6.68%     6.08%     6.52%+     7.28%     8.58%     7.11%
 .....................................................................................
Portfolio turnover rate       222%      237%       86%       101%       95%       92%
 .....................................................................................

(a) For the nine months ended April 30, 1997. The Fund changed its fiscal year end from July 31 to April 30, effective April 30, 1997.
*   Excluding applicable sales charges.
+   Annualized.
++ The ratio of expenses to average net assets excludes fee credits but in-cludes fee waivers.
# Net investment income is based on average shares outstanding throughout the period.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                             STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

                             Financial Highlights
               (For a share outstanding throughout each period)

                            Year Ended April 30,         Year Ended July 31,
                          --------------------------   -------------------------
                           1999    1998 #   1997 (a)    1996     1995    1994 #
 CLASS C SHARES
 Net asset value,
  beginning of period     $  7.24  $  6.84  $  6.80    $  6.92  $  7.37  $  7.88
                          =======  =======  =======    =======  =======  =======
 ....................................................................................
 Income from investment
  operations
 ....................................................................................
 Net investment income       0.45     0.44     0.33       0.49     0.59     0.55
 ....................................................................................
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions      (0.42)    0.39     0.08      (0.09)   (0.45)   (0.44)
                          -------  -------  -------    -------  -------  -------
 ....................................................................................
 Total from investment
  operations                 0.03     0.83     0.41       0.40     0.14     0.11
                          -------  -------  -------    -------  -------  -------
 ....................................................................................
 Distributions to
  shareholders from
 ....................................................................................
 Net investment income      (0.47)   (0.43)   (0.37)     (0.47)   (0.58)   (0.58)
 ....................................................................................
 Tax basis return of
  capital                       0        0        0      (0.05)   (0.01)   (0.04)
                          -------  -------  -------    -------  -------  -------
 ....................................................................................
 Total distributions to
  shareholders              (0.47)   (0.43)   (0.37)     (0.52)   (0.59)   (0.62)
                          -------  -------  -------    -------  -------  -------
 ....................................................................................
 Net asset value, end of
  period                  $  6.80  $  7.24  $  6.84    $  6.80  $  6.92  $  7.37
                          =======  =======  =======    =======  =======  =======
 ....................................................................................
 Total return*               0.55%   12.48%    6.07%      6.07%    2.27%    1.09%
 ....................................................................................
 Ratios and supplemental
  data
 ....................................................................................
 Net assets, end of
  period (thousands)      $16,265  $19,639  $24,304    $31,816  $46,221  $59,228
 ....................................................................................
 Ratios to average net
  assets
  Expenses++                 1.77%    2.05%    2.04%+     2.07%    2.08%    2.07%
 ....................................................................................
  Net investment income      6.65%    6.10%    6.52%+     7.29%    8.56%    7.09%
 ....................................................................................
 Portfolio turnover rate      222%     237%      86%       101%      95%      92%
 ....................................................................................

                                                  Year Ended April 30,
                                                 ------------------------
                                                  1999   1998 #  1997 (b)
 CLASS Y SHARES
 Net asset value, beginning of period            $ 7.04  $ 6.65   $ 7.03
                                                 ======  ======   ======
 ..............................................................................
 Income from investment operations
 ..............................................................................
 Net investment income                             0.51    0.46     0.00
 ..............................................................................
 Net realized and unrealized gains or losses on
  securities and foreign currency related
  transactions                                    (0.39)   0.41    (0.20)
                                                 ------  ------   ------
 ..............................................................................
 Total from investment operations                  0.12    0.87    (0.20)
                                                 ------  ------   ------
 ..............................................................................
 Distributions to shareholders from
 ..............................................................................
 Net investment income                            (0.53)  (0.48)   (0.18)
 ..............................................................................
 Tax basis return of capital                          0       0        0
                                                 ------  ------   ------
 ..............................................................................
 Total distributions to shareholders              (0.53)  (0.48)   (0.18)
                                                 ------  ------   ------
 ..............................................................................
 Net asset value, end of period                  $ 6.63  $ 7.04   $ 6.65
                                                 ======  ======   ======
 ..............................................................................
 Total return                                      1.83%  13.46%   (2.87%)
 ..............................................................................
 Ratios and supplemental data
 ..............................................................................
 Net assets, end of period (thousands)           $1,647  $1,442   $    0
 ..............................................................................
 Ratios to average net assets
  Expenses++                                       0.75%   1.01%    0.00%+
 ..............................................................................
  Net investment income                            7.64%   6.83%    0.00%+
 ..............................................................................
 Portfolio turnover rate                            222%    237%      86%
 ..............................................................................

(a) For the nine months ended April 30, 1997. The Fund changed its fiscal year end from July 31 to April 30, effective April 30, 1997.
(b) For the period from January 13, 1997 (commencement of class operations) to April 30, 1997.
  * Excluding applicable sales charges.
  + Annualized.
 ++ The ratio of expenses to average net assets excludes fee credits but in-
    cludes fee waivers.
  # Net investment income is based on average shares outstanding throughout the period.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                             U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------

                             Financial Highlights
               (For a share outstanding throughout each period)


                          Year Ended April 30,      Year Ended June 30,
                         -------------------------  -------------------
                                                                           Year Ended
                          1999     1998    1997(a)    1996    1995(b)   December 31, 1994
CLASS A SHARES
Net asset value,
 beginning of period     $  9.68  $  9.39  $  9.42   $  9.65  $  9.07        $ 10.05
                         =======  =======  =======   =======  =======        =======
 ................................................................................................
Income from investment
 operations
 ................................................................................................
Net investment income       0.56     0.61     0.52      0.63     0.33           0.66
 ................................................................................................
Net realized and
 unrealized gains or
 losses on securities      (0.04)    0.29    (0.03)    (0.23)    0.58          (0.98)
                         -------  -------  -------   -------  -------        -------
 ................................................................................................
Total from investment
 operations                 0.52     0.90     0.49      0.40     0.91          (0.32)
                         -------  -------  -------   -------  -------        -------
 ................................................................................................
Distributions to
 shareholders from
 ................................................................................................
Net investment income      (0.57)   (0.61)   (0.52)    (0.63)   (0.33)         (0.66)
                         -------  -------  -------   -------  -------        -------
 ................................................................................................
Total distributions to
 shareholders              (0.57)   (0.61)   (0.52)    (0.63)   (0.33)         (0.66)
                         -------  -------  -------   -------  -------        -------
 ................................................................................................
Net asset value, end of
 period                  $  9.63  $  9.68  $  9.39   $  9.42  $  9.65        $  9.07
                         =======  =======  =======   =======  =======        =======
 ................................................................................................
Total return*               5.39%    9.78%    5.30%     4.28%   10.17%         (3.18%)
 ................................................................................................
Ratios and supplemental
 data
 ................................................................................................
Net assets, end of
 period (thousands)      $48,091  $40,136  $17,913   $20,345  $22,445        $23,706
 ................................................................................................
Ratios to average net
 assets
 Expenses++                 0.95%    1.03%    0.98%+    0.99%    1.04%+         0.96%
 ................................................................................................
 Net investment income      5.68%    6.25%    6.60%+    6.61%    7.07%+         6.97%
 ................................................................................................
Portfolio turnover rate       98%      21%      12%       23%       0%            19%
 ................................................................................................


                            Year Ended April 30,        Year Ended June 30,
                         ----------------------------   -------------------     Year Ended
                           1999      1998    1997 (a)     1996    1995 (b)   December 31, 1994
CLASS B SHARES
Net asset value,
 beginning of period     $   9.68  $   9.39  $   9.42   $   9.65  $   9.07       $  10.05
                         ========  ========  ========   ========  ========       ========
 ....................................................................................................
Income from investment
 operations
 ....................................................................................................
Net investment income        0.49      0.53      0.46       0.56      0.29           0.61
 ....................................................................................................
Net realized and
 unrealized gains or
 losses on securities       (0.05)     0.29     (0.03)     (0.23)     0.58          (0.98)
                         --------  --------  --------   --------  --------       --------
 ....................................................................................................
Total from investment
 operations                  0.44      0.82      0.43       0.33      0.87          (0.37)
                         --------  --------  --------   --------  --------       --------
 ....................................................................................................
Distributions to
 shareholders from
 ....................................................................................................
Net investment income       (0.49)    (0.53)    (0.46)     (0.56)    (0.29)         (0.61)
                         --------  --------  --------   --------  --------       --------
 ....................................................................................................
Total distributions to
 shareholders               (0.49)    (0.53)    (0.46)     (0.56)    (0.29)         (0.61)
                         --------  --------  --------   --------  --------       --------
 ....................................................................................................
Net asset value, end of
 period                  $   9.63  $   9.68  $   9.39   $   9.42  $   9.65       $   9.07
                         ========  ========  ========   ========  ========       ========
 ....................................................................................................
Total return*                4.60%     8.96%     4.65%      3.50%     9.76%         (3.75%)
 ....................................................................................................
Ratios and supplemental
 data
 ....................................................................................................
Net assets, end of
 period (thousands)      $122,919  $130,576  $142,371   $165,988  $192,490       $195,571
 ....................................................................................................
Ratios to average net
 assets
 Expenses++                  1.71%     1.78%     1.73%+     1.74%     1.79%+         1.54%
 ....................................................................................................
 Net investment income       4.99%     5.56%     5.85%+     5.85%     6.32%+         6.42%
 ....................................................................................................
Portfolio turnover rate        98%       21%       12%        23%        0%            19%
 ....................................................................................................

(a) For the ten months ended April 30, 1997. The Fund changed its fiscal year end from June 30 to April 30, effective April 30, 1997.
(b) For the six months ended June 30, 1995. The Fund changed its fiscal year end from December 31 to June 30, effective June 30, 1995.
  * Excluding applicable sales charges.
  + Annualized.
 ++ The ratio of expenses to average net assets excludes fee credits but in-cludes fee waivers.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                             U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------

                             Financial Highlights
               (For a share outstanding throughout each period)

                             Year Ended April 30,        Year Ended June 30,
                          ----------------------------   -----------------------       Year Ended
                            1999      1998    1997 (a)     1996      1995 (b)     December 31, 1994 (c)
 CLASS C SHARES
 Net asset value,
  beginning of period     $   9.68  $   9.39  $   9.42   $     9.65  $    9.07           $  9.39
                          ========  ========  ========   ==========  =========           =======
 .............................................................................................................
 Income from investment
  operations
 .............................................................................................................
 Net investment income        0.49      0.53      0.46         0.56       0.29              0.20
 .............................................................................................................
 Net realized and
  unrealized gains or
  losses on securities       (0.05)     0.29     (0.03)       (0.23)      0.58             (0.32)
                          --------  --------  --------   ----------  ---------           -------
 .............................................................................................................
 Total from investment
  operations                  0.44      0.82      0.43         0.33       0.87             (0.12)
                          --------  --------  --------   ----------  ---------           -------
 .............................................................................................................
 Distributions to
  shareholders from
 .............................................................................................................
 Net investment income       (0.49)    (0.53)    (0.46)       (0.56)     (0.29)            (0.20)
                          --------  --------  --------   ----------  ---------           -------
 .............................................................................................................
 Total distributions to
  shareholders               (0.49)    (0.53)    (0.46)       (0.56)     (0.29)            (0.20)
                          --------  --------  --------   ----------  ---------           -------
 .............................................................................................................
 Net asset value, end of
  period                  $   9.63  $   9.68  $   9.39   $     9.42  $    9.65           $  9.07
                          ========  ========  ========   ==========  =========           =======
 .............................................................................................................
 Total return*                4.60%     8.96%     4.65%        3.50%      9.76%           (1.30%)
 .............................................................................................................
 Ratios and supplemental
  data
 .............................................................................................................
 Net assets, end of
  period (thousands)      $  5,605  $  5,697  $    455   $      649  $     350           $   266
 .............................................................................................................
 Ratios to average net
  assets
  Expenses++                  1.70%     1.78%     1.73%+       1.74%      1.79%+            1.71%+
 .............................................................................................................
  Net investment income       4.97%     5.49%     5.85%+       5.87%      6.36%+            6.70%+
 .............................................................................................................
 Portfolio turnover rate        98%       21%       12%          23%         0%               19%
 .............................................................................................................

                             Year Ended April 30,        Year Ended June 30,
                          ----------------------------   -----------------------       Year Ended
                            1999      1998    1997 (a)     1996      1995 (b)       December 31, 1994
 CLASS Y SHARES
Net asset value,
 beginning of period      $   9.68  $   9.39  $   9.42   $     9.65  $    9.07           $ 10.05
                          ========  ========  ========   ==========  =========           =======
 ............................................................................................................
Income from investment
  operations
 ............................................................................................................
Net investment income         0.59      0.63      0.54         0.66       0.34              0.69
 ............................................................................................................
 Net realized and
  unrealized gains or
  losses on securities       (0.05)     0.29     (0.03)       (0.23)      0.58             (0.98)
                          --------  --------  --------   ----------  ---------           -------
 ............................................................................................................
 Total from investment
  operations                  0.54      0.92      0.51         0.43       0.92             (0.29)
                          --------  --------  --------   ----------  ---------           -------
 ............................................................................................................
 Distributions to
  shareholders from
 ............................................................................................................
 Net investment income       (0.59)    (0.63)    (0.54)       (0.66)     (0.34)            (0.69)
 ............................................................................................................
 Total distributions to
  shareholders               (0.59)    (0.63)    (0.54)       (0.66)     (0.34)            (0.69)
                          --------  --------  --------   ----------  ---------           -------
 ............................................................................................................
 Net asset value, end of
  period                  $   9.63  $   9.68  $   9.39   $     9.42  $    9.65           $  9.07
                          ========  ========  ========   ==========  =========           =======
 ............................................................................................................
 Total return                 5.66%    10.05%     5.52%        4.54%     10.30%            (2.94%)
 ............................................................................................................
 Ratios and supplemental
  data
 ............................................................................................................
 Net assets, end of
  period (thousands)      $222,876  $155,836  $127,099   $  121,569  $  16,934           $15,595
 ............................................................................................................
 Ratios to average net
  assets
  Expenses++                  0.71%     0.78%     0.73%+       0.74%      0.79%+            0.71%
 ............................................................................................................
  Net investment income       5.96%     6.55%     6.85%+       6.86%      7.31%+            7.27%
 ............................................................................................................
 Portfolio turnover rate        98%       21%       12%          23%         0%               19%
 ............................................................................................................

(a) For the ten months ended April 30, 1997. The Fund changed its fiscal year end from June 30 to April 30, effective April 30, 1997.
(b) For the six months ended June 30, 1995. The Fund changed its fiscal year end from December 31 to June 30, effective June 30, 1995.
(c) For the period from September 2, 1994 (commencement of class operations) to December 31, 1994.
  * Excluding applicable sales charges
  + Annualized.
 ++ The ratio of expenses to average net assets excludes fee credits but in-cludes fee waivers.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                            DIVERSIFIED BOND FUND
--------------------------------------------------------------------------------

                            Schedule of Investments
                                 April 30, 1999

  Principal
   Amount                                                             Value
 ASSET-BACKED SECURITIES - 4.3%
 $ 2,100,000 Corestates Home Equity Loan Trust,
              Ser. 1996-1, Cl. A4,
              (Est. Maturity 2001),
              7.00%, 6/15/12 (a)................................   $  2,151,965
             Merrill Lynch Mtge. Investors Inc.:
   1,480,667  Ser. 1992-B, Cl. B,
              (Est. Maturity 1999),
              8.50%, 4/15/12 (a)................................      1,488,529
   3,034,063 Ser. 1991-G, Cl. B,
             (Est. Maturity 2000),
             9.15%, 10/15/11 (a)................................      3,020,774
   3,255,196 Ser. 1992-D, Cl. B,
             (Est. Maturity 2000),
             8.50%, 6/15/17 (a).................................      3,456,822
   3,300,000 Southern Pacific Secured Assets
              Corp.,
              Ser. 1996-3, Cl. A4,
              (Est. Maturity 2002),
              7.60%, 10/25/27 (a)...............................      3,419,524
     405,000 Univ. Support Svcs., Inc.,
              Ser. 1992-CD, Cl. D,
              (Est. Maturity 1999),
              9.00%, 5/9/99 (a).................................        403,736
   2,083,686 World Omni Automobile Lease,
              Ser. 1997-A, Cl. A4,
              (Est. Maturity 2000),
              6.90%, 6/25/03 (a)................................      2,111,670
   5,000,000 Zale Funding Trust,
              Ser. 94-1 Cl. A2,
              (Est. Maturity 1999),
              7.325%, 3/15/03 (a)...............................      5,015,625
                                                                   ------------
             Total Asset-Backed Securities (cost $20,642,705)...     21,068,645
                                                                   ------------
 COLLATERALIZED MORTGAGE
 OBLIGATIONS - 14.6%
   4,500,000 Bear Stearns Commercial Mtge.
              Securities, Inc.,
              Ser. 1999-C1, Cl. D,
              (Est. Maturity 2009),
              6.53%, 10/14/13 (a)...............................      4,065,469
   1,000,000 Criimi Mae Commercial Mtge. Trust,
              Ser. 1998-C1, Cl. A2,
              (Est. Maturity 2008),
              7.00%, 3/2/11 (a) (c).............................        906,250
   5,010,431 Criimi Mae Financial Corp.,
              Ser. 1, Cl. A,
              (Est. Maturity 2004),
              7.00%, 1/1/33 (a).................................      5,001,037
             DLJ Commercial Mtge. Corp.:
   5,000,000 Ser. 1999-CG1, Cl. B1,
             (Est. Maturity 2009),
             7.487%, 4/10/23 (a)................................      4,957,000
   2,000,000 Ser. 1999-CG1, Cl. A3,
             (Est. Maturity 2009),
             6.77%, 4/10/23 (a).................................      1,993,200
   1,000,000 FFCA Secured Lending Corp.,
              Ser. 1997-1, Cl. B1,
              (Est. Maturity 2009),
              7.74%, 6/18/13 (a) (c)............................        953,594
   2,684,100 Financial Asset Securitization, Inc.,
              Ser. 1997-NAM2, Cl. B2,
              (Est. Maturity 2008),
              7.881%, 7/25/27 (a)...............................      2,665,271
  12,510,527 FNMA,
              Ser. 1993-248, Cl. SA,
              (Est. Maturity 2002),
              4.455%, 8/25/23 (a)...............................     11,231,075
   3,745,000 GE Capital Mtge. Svcs., Inc.,
              Ser. 1994-27, Cl. A6,
              (Est. Maturity 2010),
              6.50%, 7/25/24 (a)................................      3,531,984
   9,652,312 Independent National Mtge. Corp.,
              Ser. 1997-A, Cl. A,
              (Est. Maturity 2003),
              7.81%, 12/26/26 (a) (c)...........................      9,139,533
     239,777 KS Mtge. Capital LP,
              Ser. 1995-1, Cl. A1,
              (Est. Maturity 1999),
              7.254%, 4/20/02 (a) (c)...........................        239,765
   5,000,000 Merrill Lynch Mtge. Investors, Inc.,
              Ser. 1996-C1, Cl. B,
              (Est. Maturity 2005),
              7.42%, 3/25/26 (a)................................      5,212,575
     818,267 Mid State Trust,
              Ser. 6, Cl. A3,
              (Est. Maturity 2005),
              7.54%, 7/1/35 (a).................................        818,775
             Morgan Stanley Capital I, Inc.:
   1,800,000  Ser. 1998-HF2, Cl. B,
              (Est. Maturity 2008),
              6.924%, 11/15/30 (a)..............................      1,823,895
   2,500,000 Ser. 1999-WF1, Cl. E,
             (Est. Maturity 2009),
             7.162%, 11/15/31 (a)...............................      2,432,513
   3,300,000 Ser. 1997-C1, Cl. B,
             (Est. Maturity 2007),
             7.69%, 1/15/07 (a).................................      3,504,485
   2,700,000 Nationslink Funding Corp.,
              Ser. 1998-2, Cl. B,
              (Est. Maturity 2008),
              6.795%, 7/20/08 (a)...............................      2,737,547
             PNC Mtge. Securities Corp.:
   2,457,974 Ser. 1997-4, Cl. 2PP3,
             (Est. Maturity 2007),
             7.25%, 7/25/27 (a).................................      2,485,696
   4,514,789 Ser. 1997-4, Cl. 2PP1,
             (Est. Maturity 2002),
             7.50%, 7/25/27 (a).................................      4,571,797
   2,927,077 Residental Funding Mtge. Secs I, Inc.,
              Ser. 1999-S2, Cl. M1,
              (Est. Maturity 2011),
              6.50%, 1/25/29 (a)................................      2,802,983
     918,449 Resolution Trust Corp.,
              Ser. 1995-1, Cl. A2C,
              (Est. Maturity 1999),
              7.50%, 10/25/28 (a)...............................        919,749
                                                                   ------------
             Total Collateralized Mortgage Obligations (cost
              $70,158,857)......................................     71,994,193
                                                                   ------------

--------------------------------------------------------------------------------
                                  EVERGREEN
                            DIVERSIFIED BOND FUND
--------------------------------------------------------------------------------

                       Schedule of Investments(continued)
                                 April 30, 1999

  Principal
   Amount                                                            Value
 CORPORATE BONDS - 56.2%
             Advertising & Related Services - 1.1%
 $ 2,800,000 Hollinger Int'l. Publishing, Inc.,
              Sr. Notes (Subord.),
              9.25%, 2/1/06....................................   $  2,926,000
   2,300,000 K-III Communications Corp.,
              Sr. Notes,
              8.50%, 2/1/06 (c)................................      2,374,750
                                                                  ------------
                                                                     5,300,750
                                                                  ------------
             Aerospace & Defense - 1.3%
     900,000 BE Aerospace, Inc.,
              Sr. Notes (Subord.),
              9.50%, 11/1/08...................................        960,750
   5,000,000 Northrop Grumman Corp.,
              Deb.,
              9.375%, 10/15/24.................................      5,568,800
                                                                  ------------
                                                                     6,529,550
                                                                  ------------
             Automotive Equipment & Manufacturing - 2.7%
   3,500,000 Delphi Automotive Sys. Corp.,
              Notes,
              6.50%, 5/1/09....................................      3,452,050
   1,775,000 Dura Operating Corp.,
              Sr. Notes (Subord.),
              9.00%, 5/1/09 (c)................................      1,806,062
   1,700,000 Eagle Picher Industries., Inc.,
              Sr. Notes (Subord.),
              9.375%, 3/1/08...................................      1,674,500
   2,000,000 Hayes Wheels Int'l., Inc.,
              Sr. Notes (Subord.), Ser. B,
              9.125%, 7/15/07 (c) (f)..........................      2,100,000
   2,000,000 Mark IV Inds., Inc.,
              Sr. Notes (Subord.),
              7.50%, 9/1/07 (c)................................      1,920,000
   2,000,000 Walbro Corp.,
              Ser. B, Sr. Notes,
              10.125%, 12/15/07................................      2,240,000
                                                                  ------------
                                                                    13,192,612
                                                                  ------------
             Banks - 3.3%
   4,750,000 Amsouth Bancorp.,
              Deb. (Subord.),
              6.75%, 11/1/25...................................      4,875,542
   9,000,000 Barnett Capital I,
              Capital Securities,
              8.06%, 12/1/26...................................      9,426,780
   1,850,000 GS Escrow Corp.,
              Sr. Notes,
              6.75%, 8/1/01 (c)................................      1,852,738
                                                                  ------------
                                                                    16,155,060
                                                                  ------------
             Building, Construction & Furnishings - 1.0%
   2,100,000 MDC Holdings, Inc.,
              Sr. Notes,
              8.375%, 2/1/08...................................      2,089,500
             Nortek, Inc.
   1,350,000  Sr. Notes, Ser. B,
              9.125%, 9/1/07 (c)...............................      1,414,125
     500,000  Sr. Notes,
              8.875%, 8/1/08 (c)...............................        520,000
   1,000,000 Standard Pacific Corp.,
              Sr. Notes,
              8.50%, 4/1/09....................................      1,010,000
                                                                  ------------
                                                                     5,033,625
                                                                  ------------
             Cable/Other Video Distribution - 3.3%
   2,000,000 Adelphia Communications Corp.,
              Ser. B, Sr. Notes,
              9.875%, 3/1/07...................................      2,210,000
   2,000,000 Century Communications Corp.,
              Sr. Notes,
              9.75%, 2/15/02...................................      2,100,000
   2,000,000 Chancellor Media Corp.,
              Sr. Notes,
              8.00%, 11/1/08 (c)...............................      2,060,000
             Comcast Corp.:
              Sr. Deb. (Subord.):
   1,000,000  9.50%, 1/15/08...................................      1,070,000
   2,000,000  9.375%, 5/15/05..................................      2,127,000
   2,000,000  Lenfest Communications, Inc.,
              Sr. Notes,
              8.375%, 11/1/05..................................      2,150,000
   2,000,000 Price Communications Wireless, Inc.,
              Ser. B, Sr. Notes,
              9.125%, 12/15/06 (c).............................      2,110,000
   2,300,000 Sinclair Broadcast Group, Inc.,
              Sr. Notes (Subord.),
              10.00%, 9/30/05..................................      2,357,500
                                                                  ------------
                                                                    16,184,500
                                                                  ------------
             Chemical & Agricultural Products - 0.9%
   2,000,000 ISP Holdings, Inc.,
              Sr. Notes, Ser. B,
              9.75%, 2/15/02 (c)...............................      2,050,000
   2,150,000 Scotts Co.,
              Sr. Notes (Subord.),
              8.625%, 1/15/09 (c)..............................      2,225,250
                                                                  ------------
                                                                     4,275,250
                                                                  ------------
             Consumer Products & Services - 1.3%
   4,200,000 American Greetings Corp.,
              Sr. Deb.,
              6.10%, 8/1/28....................................      4,094,622
   2,000,000 Playtex Family Products Corp.,
              Sr. Notes (Subord.),
              9.00%, 12/15/03 (f)..............................      2,060,000
                                                                  ------------
                                                                     6,154,622
                                                                  ------------
             Energy - 0.3%
   1,504,814 Oslo Seismic Svcs., Inc.,
              1st Pfd. Mtge. Note,
              8.28%, 6/1/11....................................      1,617,205
                                                                  ------------

--------------------------------------------------------------------------------
                                  EVERGREEN
                            DIVERSIFIED BOND FUND
--------------------------------------------------------------------------------

                       Schedule of Investments(continued)
                                 April 30, 1999

  Principal
   Amount                                                             Value
 CORPORATE BONDS - continued
             Engineering - 1.0%
             CSC Holdings, Inc.:
 $ 2,000,000  Sr. Notes,
              7.25%, 7/15/08....................................   $  2,029,200
   3,000,000  Sr. Deb.,
              7.625%, 7/15/18...................................      3,031,200
                                                                   ------------
                                                                      5,060,400
                                                                   ------------
             Environmental Services - 0.6%
   3,000,000 Allied Waste North America, Inc.,
              Ser. B,
              7.375%, 1/1/04 (c)................................      2,940,000
                                                                   ------------
             Finance & Insurance - 15.0%
   2,000,000 American Financial Group, Inc.,
              Sr. Deb.,
              7.125%, 4/15/09...................................      1,939,680
   1,350,000 Americredit Corp.,
              Sr. Notes,
              9.875%, 4/15/06 (c)...............................      1,366,875
   5,000,000 Commercial Credit Co.,
              Notes,
              10.00%, 5/15/09...................................      6,298,150
   8,850,000 John Deere Capital Corp.,
              Deb.,
              8.625%, 8/1/19....................................      9,728,097
   4,000,000 John Hancock Mutual Life
              Insurance Co.,
              Notes,
              7.375%, 2/15/24 (c)...............................      4,189,760
   3,275,000 Massachusetts Mutual Life
              Insurance Co.,
              Notes,
              7.625%, 11/15/23 (c)..............................      3,541,519
  10,500,000 MBIA, Inc.,
              Deb.,
              9.375%, 2/15/11...................................     12,767,370
  10,000,000 Nationwide CSN Trust,
              Notes,
              9.875%, 2/15/25 (c)...............................     11,331,500
   6,300,000 Prudential Life Insurance Corp.,
              Notes,
              7.125%, 7/1/07 (c)................................      6,519,114
   2,000,000 Reliance Group Holdings, Inc.,
              Sr. Deb. (Subord.),
              9.75%, 11/15/03...................................      2,072,900
   3,500,000 SB Treasury Co. LLC,
              Bonds,
              9.40%, 12/29/49 (c)...............................      3,521,875
  10,000,000 SunLife Canada US Capital Trust I,
              Capital Securities,
              8.526%, 5/29/49 (c)...............................     10,413,700
                                                                   ------------
                                                                     73,690,540
                                                                   ------------
             Food & Beverage Products - 2.2%
             Aurora Foods, Inc.:
   2,000,000  Ser. B, Sr. Notes (Subord.),
              9.875%, 2/15/07...................................      2,167,500
   1,000,000  Ser. D, Sr. Notes (Subord.),
              9.875%, 2/15/07...................................      1,083,750
   1,750,000 Chiquita Brands Int'l., Inc.,
              Sr. Notes,
              9.625%, 1/15/04...................................      1,820,000
   2,500,000 Great Atlantic & Pacific Tea, Inc.,
              Sr. Notes,
              7.70%, 1/15/04....................................      2,494,150
   3,000,000 Pepsi Bottling Group, Inc.,
              Sr. Notes,
              7.00%, 3/1/29 (c).................................      2,989,365
                                                                   ------------
                                                                     10,554,765
                                                                   ------------
             Gaming - 1.9%
   2,250,000 Boyd Gaming Corp.,
              Sr. Notes (Subord.),
              9.50%, 7/15/07....................................      2,323,125
   2,000,000 Circus Circus Enterprises, Inc.,
              Sr. Notes (Subord.),
              9.25%, 12/1/05....................................      2,095,000
   1,150,000 Isle Capri Casinos, Inc.,
              Sr. Notes (Subord.),
              8.75%, 4/15/09 (c)................................      1,144,250
   2,000,000 Mohegan Tribal Gaming Auth.,
              Sr. Notes (Subord.),
              8.75%, 1/1/09 (c).................................      2,072,500
             Station Casinos, Inc. Sr. Notes
              (Subord.):
   1,150,000  9.75%, 4/15/07....................................      1,221,875
     500,000  8.88%, 12/1/08 (c)................................        517,500
                                                                   ------------
                                                                      9,374,250
                                                                   ------------
             Industrial Specialty Products & Services - 0.7%
   2,050,000 Container Corp. of America,
              Gtd. Sr. Note, Ser. A,
              11.25%, 5/1/04....................................      2,157,625
   1,000,000 Owens Illinois, Inc.,
              Sr. Note,
              8.10%, 5/15/07....................................      1,039,110
                                                                   ------------
                                                                      3,196,735
                                                                   ------------
             Iron & Steel - 1.1%
   2,000,000 AK Steel Corp.,
              Sr. Notes,
              7.875%, 2/15/09 (c)...............................      2,007,500
   2,000,000 National Steel Corp.,
              1st Mtge. Notes, Ser. A,
              9.875%, 3/1/09 (c)................................      2,120,000
   1,500,000 WHX Corp.,
              Sr. Notes,
              10.50%, 4/15/05...................................      1,503,750
                                                                   ------------
                                                                      5,631,250
                                                                   ------------
             Lease Rental Obligations - 1.4%
   1,850,000 Budget Group, Inc.,
              Sr. Notes,
              9.125%, 4/1/06 (c)................................      1,840,750
   2,500,000 Railcar Leasing LLC,
              Sr. Notes, Ser. A2,
              7.125%, 1/15/13 (c)...............................      2,624,550
   2,350,000 United Rentals, Inc.,
              Sr. Notes (Subord.),
              9.25%, 1/15/09 (c)................................      2,385,250
                                                                   ------------
                                                                      6,850,550
                                                                   ------------

--------------------------------------------------------------------------------
                                  EVERGREEN
                            DIVERSIFIED BOND FUND
--------------------------------------------------------------------------------

                       Schedule of Investments (continued)
                                 April 30, 1999

  Principal
   Amount                                                             Value
 CORPORATE BONDS - continued
             Leisure & Tourism - 0.4%
 $ 2,000,000 HMH Properties, Inc.,
              Sr. Notes, Ser. C,
              8.45%, 12/1/08....................................   $  2,022,500
                                                                   ------------
             Machinery - Diversified - 0.3%
   1,500,000 Motors & Gears, Inc.,
              Sr. Notes, Ser. D,
              10.75%, 11/15/06 (c)..............................      1,545,000
                                                                   ------------
             Metals & Mining - 0.3%
   1,190,000 Golden Northwest Aluminum, Inc.,
              1st Mtge. Notes,
              12.00%, 12/15/06 (c)..............................      1,225,700
                                                                   ------------
             Oil/Energy - 3.4%
   3,000,000 CMS Panhandle Holding Co.,
              Sr. Notes,
              6.50%, 7/15/09 (c)................................      2,959,914
   7,000,000 Golden State Petroleum Trans.
              Corp.,
              1st Mtge. Notes,
              8.04%, 2/1/19 (c).................................      6,799,849
   1,850,000 Gulf Canada Resources Ltd.,
              Sr. Notes,
              8.35%, 8/1/06.....................................      1,852,238
   1,050,000 HS Resources, Inc.,
              Sr. Notes (Subord.),
              9.25%, 11/15/06 (c) (f)...........................      1,060,500
   4,000,000 Transocean Offshore, Inc.,
              Notes,
              7.45%, 4/15/27....................................      4,157,084
                                                                   ------------
                                                                     16,829,585
                                                                   ------------
             Paper & Packaging - 0.4%
   1,500,000 Norampac, Inc.,
              Sr. Notes,
              9.50%, 2/1/08.....................................      1,582,500
     575,000 Stone Container Corp.,
              1st Mtge. Notes,
              10.75%, 10/1/02...................................        600,875
                                                                   ------------
                                                                      2,183,375
                                                                   ------------
             Printing, Publishing, Broadcasting &
              Entertainment - 2.0%
   1,850,000 Ackerley Group, Inc.,
              Ser. B,
              9.00%, 1/15/09....................................      1,910,125
   1,850,000 Big Flower Press Holdings, Inc.,
              Sr. Notes (Subord.),
              8.625%, 12/1/08...................................      1,859,250
   1,850,000 Carmike Cinemas, Inc.,
              Sr. Notes (Subord.),
              9.375%, 2/1/09 (c)................................      1,863,875
   1,850,000 Cinemark USA, Inc.,
              Ser. B, Sr. Notes (Subord.),
              9.625%, 8/1/08....................................      1,924,000
   2,250,000 Echostar DBS Corp.,
              Sr. Notes,
              9.375%, 2/1/09 (c)................................      2,345,625
                                                                   ------------
                                                                      9,902,875
                                                                   ------------
             Real Estate - 0.6%
   3,000,000 Glenborough Properties LP,
              Sr. Notes, Ser. B,
              7.625%, 3/15/05...................................      2,892,810
                                                                   ------------
             Retailing & Wholesale - 1.7%
   2,000,000 Ames Department Stores, Inc.,
              Sr. Notes,
              10.00%, 4/15/06 (c)...............................      1,980,000
   2,000,000 Pathmark Stores, Inc.,
              Sr. Notes (Subord.),
              9.625%, 5/1/03....................................      2,055,000
   1,800,000 Sears Roebuck & Co.,
              MTN,
              10.00%, 2/3/12....................................      2,299,428
   2,250,000 Southland Corp.,
              Sr. Deb. (Subord.),
              5.00%, 12/15/03...................................      2,005,313
                                                                   ------------
                                                                      8,339,741
                                                                   ------------
             Telecommunication Services & Equipment - 5.6%
   5,000,000 AT&T Corp.,
              Notes,
              6.50%, 3/15/29....................................      4,776,550
  10,250,000 Bellsouth Capital Funding Corp.,
              Deb.,
              7.12%, 7/15/27....................................     10,398,830
   1,875,000 Jordan Telecommunication
              Products,
              Ser. B, Sr. Notes,
              9.875%, 8/1/07....................................      1,893,750
   1,500,000 LCI Int'l., Inc.,
              Sr. Notes,
              7.25%, 6/15/07....................................      1,541,400
   2,100,000 Metromedia Fiber Network, Inc.,
              Sr. Notes,
              10.00%, 11/15/08 (c)..............................      2,268,000
   2,000,000 Qwest Communications Int'l. Inc.,
              Sr. Notes,
              7.50%, 11/1/08 (c)................................      2,100,000
   4,740,000 Sprint Capital Corp.,
              Notes,
              6.875%, 11/15/28..................................      4,602,398
                                                                   ------------
                                                                     27,580,928
                                                                   ------------
             Textile & Apparel - 0.9%
   2,425,000 Polymer Group, Inc.,
              Ser. B, Sr. Notes (Subord.),
              9.00%, 7/1/07 (c).................................      2,491,688
   2,000,000 Westpoint Stevens, Inc.,
              Sr. Notes,
              7.875%, 6/15/05 (f)...............................      2,055,000
                                                                   ------------
                                                                      4,546,688
                                                                   ------------
             Transportation - 1.5%
   2,000,000 Continental Airlines Inc.,
              Passthru Certificate,
              Ser. 1999-1, Cl. B,
              6.795%, 2/2/20....................................      1,974,610

--------------------------------------------------------------------------------
                                  EVERGREEN
                            DIVERSIFIED BOND FUND
--------------------------------------------------------------------------------

                       Schedule of Investments(continued)
                                 April 30, 1999

  Principal
   Amount                                                             Value
 CORPORATE BONDS - continued
             Transportation - continued
 $ 5,250,000 Norfolk Southern Corp.,
              Notes,
              7.05%, 5/1/37.....................................   $  5,468,663
                                                                   ------------
                                                                      7,443,273
                                                                   ------------
             Total Corporate Bonds
              (cost $274,097,535)...............................    276,254,139
                                                                   ------------
 FOREIGN BONDS (NON U.S. DOLLARS) - 3.5%
             Banks - 2.5%
             Realkredit Danmark
  63,935,000  5.00%, 10/1/29....................................      8,515,337
         DKK
  28,250,000  6.00%, 10/1/29....................................      3,975,367
                                                                   ------------
         DKK                                                         12,490,704
                                                                   ------------
             Foreign Bonds - 1.0%
  34,000,000 Nykredit,
         DKK  6.00%, 10/1/29....................................      4,784,512
                                                                   ------------
             Total Foreign Bonds (Non U.S. Dollars)
              (cost $18,205,912)................................     17,275,216
                                                                   ------------
 MORTGAGE-BACKED SECURITIES - 7.3%
             FHA Charles River Mtge.:
   4,975,357  10.25%, 8/1/34....................................      5,246,017
   6,691,894  9.125%, 8/1/34....................................      7,055,933
             FNMA:
  13,354,474  6.50%, 12/31/99 - 10/1/28.........................     13,268,335
  10,000,000  7.00%, 12/31/99...................................     10,131,300
                                                                   ------------
             Total Mortgage-Backed Securities
              (cost $35,929,482)................................     35,701,585
                                                                   ------------
 MUNICIPAL BONDS - 0.8%
   3,894,953 Los Angeles, CA, Impt. Bond, Act 1915, Assessment
              Dist. #1, MTN,
              8.48%, 9/2/15 (c)
              (cost $3,894,953).................................      4,099,905
                                                                   ------------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS - 4.1%
             Treasury Notes & Bonds - 4.1%
             U. S. Treasury Notes:
   4,065,000  4.75%, 2/15/04....................................      3,984,960
   1,945,000  6.125%, 8/15/07...................................      2,034,353
             U.S. Treasury Bonds:
  13,075,000  5.25%, 11/15/28 - 2/15/29.........................     12,206,956
   2,180,000  5.50%, 8/15/28....................................      2,077,475
                                                                   ------------
             Total U.S. Government & Agency Obligations (cost
              $20,571,947)......................................     20,303,744
                                                                   ------------
 YANKEE OBLIGATIONS - 5.9%
             Banks - 0.5%
  30,000,000 Skandinaviska Enskilda,
              (Eff. Yield 7.14%),
              0.00%, 5/26/33 (b)................................      2,592,000
                                                                   ------------
             Cable/Other Video Distribution - 0.7%
   1,200,000 Imax Corp.,
              Sr. Notes,
              7.875%, 12/1/05...................................      1,194,000
   2,000,000 Rogers Cablesystems Ltd.,
              9.625%, 8/1/02....................................      2,145,000
                                                                   ------------
                                                                      3,339,000
                                                                   ------------
             Metals & Mining - 0.6%
   1,600,000 Bulong Operations Property Ltd.,
              Sr. Notes,
              12.50%, 12/15/08 (c)..............................      1,636,000
   1,500,000 Great Central Mines Ltd.,
              Sr. Notes,
              8.875%, 4/1/08....................................      1,477,500
                                                                   ------------
                                                                      3,113,500
                                                                   ------------
             Oil/Energy - 1.7%
   3,000,000 Petroleum Geo-Svcs.,
              Notes,
              7.50%, 3/31/07....................................      3,112,860
   5,000,000 YPF Sociedad Anonima,
              Sr. Notes,
              7.25%, 3/15/03 (f)................................      4,950,000
                                                                   ------------
                                                                      8,062,860
                                                                   ------------
             Government - 2.4%
   3,000,000 Republic of Chile,
              6.875%, 4/28/09...................................      2,956,500
   7,500,000 United Mexican States,
              Bonds,
              11.50%, 5/15/26...................................      8,926,500
                                                                   ------------
                                                                     11,883,000
                                                                   ------------
             Total Yankee Obligations
              (cost $29,310,761)................................     28,990,360
                                                                   ------------

   Shares
 MUTUAL FUND SHARES - 0.8%
   3,755,130 Navigator Prime Portfolio (g)
              (cost $3,755,130).................................      3,755,130
                                                                   ------------
  Principal
   Amount
 REPURCHASE AGREEMENTS - 1.6%
 $ 3,953,000 Evergreen Joint Repurchase
              Agreement,
              4.89%, 5/3/99 (Investments in Repurchase
              Agreements, in a joint trading account, dated
              4/30/99) (e)......................................      3,953,000
   4,122,476 State Street Repurchase
              Agreement, dated 4/30/99
              4.00%, 5/3/99 (d).................................      4,122,476
                                                                   ------------
             Total Repurchase Agreements
              (cost $8,075,476).................................      8,075,476
                                                                   ------------

             Total Investments -
              (cost $484,642,758).........................    99.1%  487,518,393
             Other Assets and
              Liabilities - net...........................     0.9     4,461,190
                                                             -----  ------------
             Net Assets...................................   100.0% $491,979,583
                                                             =====  ============

--------------------------------------------------------------------------------
                                  EVERGREEN
                            DIVERSIFIED BOND FUND
--------------------------------------------------------------------------------

                       Schedule of Investments (continued)
                                 April 30, 1999


(a) The estimated maturity of a Collateralized Mortgage Obligation ("CMO"), an adjustable rate mortgage security or an asset-backed security is based on current and projected prepayment rates. Changes in interest rates can cause the estimated maturity to differ from the listed date.
(b) Effective yield (calculated at the date of purchase) is the yield at which the bond accretes on an annual basis until maturity date.
(c) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(d) Repurchase agreement is collateralized by $3,195,000 U.S. Treasury Bonds, 11.675% due 11/15/03 with a value, including accrued interest of $4,209,413
(e) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at April 30, 1999.
(f) All or a portion of this security is currently on loan.
(g) Represents investment of cash collateral received for securities on loan.

Summary of Abbreviations
DKK  Danish Krone
FFCA Federal Farm Credit Association
FHA  Federal Housing Authority
FNMA Federal National Mortgage Association
MTN  Medium Term Notes

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Forward foreign currency exchange contracts to buy:

                                       U.S. $ Value at In Exchange   Unrealized
Exchange Date   Contracts to Receive   April 30, 1999  for U.S. $  (Depreciation)
---------------------------------------------------------------------------------
07/20/99        4,650,000 Euro Dollars    4,938,277     4,985,498     $(47,221)
                                                                      ========

Forward foreign currency exchange contracts to sell:

                                       U.S. $ Value at In Exchange   Unrealized
Exchange Date   Contracts to Deliver   April 30, 1999  for U.S. $   Appreciation
---------------------------------------------------------------------------------
06/30/99        4,500,000 Euro Dollars    4,773,133     4,866,300     $ 93,167
07/20/99       16,415,700 Euro Dollars   17,433,392    17,675,113      241,721
                                                                      --------
                                                                      $334,888
                                                                      ========

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                             HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

                            Schedule of Investments
                                 April 30, 1999

  Principal
   Amount                                                         Value

 CORPORATE BONDS - 78.1%
             Aerospace & Defense - 1.5%
 $ 2,000,000 BE Aerospace, Inc.,
              Sr. Notes (Subord.),
              9.50%, 11/1/08................................   $  2,135,000
   4,000,000 Transdigm, Inc.,
              Sr. Notes, (Subord.),
              10.375%, 12/1/08 (d)..........................      4,040,000
                                                               ------------
                                                                  6,175,000
                                                               ------------
             Automotive Equipment & Manufacturing - 6.7%
   2,250,000 Dura Operating Corp.,
              Sr. Notes (Subord.),
              9.00%, 5/1/09 (d).............................      2,289,375
   3,750,000 Eagle Picher Industries, Inc.,
              Sr. Notes (Subord.),
              9.375%, 3/1/08................................      3,693,750
             Exide Corp.:
   5,833,000  Sr. Notes (Subord.),
              2.90%, 12/15/05 (d)...........................      3,353,975
   2,000,000  Sr. Notes,
              10.00%, 4/15/05 (i)...........................      2,010,000
   4,000,000 Hayes Lemmerz Int'l., Inc.,
              Sr. Notes (Subord.),
              8.25%, 12/15/08 (d)...........................      4,030,000
   4,000,000 Oxford Automotive, Inc.,
              Sr. Notes (Subord.),
              10.125%, 6/15/07 (d)..........................      4,140,000
   7,000,000 Walbro Corp.,
              Ser. B, Sr. Notes,
              10.125%, 12/15/07.............................      7,840,000
                                                               ------------
                                                                 27,357,100
                                                               ------------
             Building, Construction & Furnishings - 1.1%
   2,500,000 Del Webb Corp.,
              Sr. Debs. (Subord.),
              9.375%, 5/1/09 (i)............................      2,493,750
   2,000,000 K. Hovnanian Enterprises, Inc.,
              Sr. Notes,
              9.125%, 5/1/09................................      2,010,000
                                                               ------------
                                                                  4,503,750
                                                               ------------
             Cable/Other Video Distribution - 9.0%
   4,300,000 Acme Television LLC,
              Ser. B, Sr. Disc. Notes,
              Step Bond, (Eff. Yield 10.47%),
              0.00%, 9/30/04 (c)............................      3,719,500
     750,000 Adelphia Communications Corp.,
              Ser. B, Sr. Notes,
              10.50%, 7/15/04...............................        830,625
   5,000,000 Frontiervision,
              Sr. Notes (Subord.),
              11.00%, 10/15/06..............................      5,612,500
   5,250,000 Galaxy Telecom LP,
              Sr. Notes (Subord.),
              12.375%, 10/1/05..............................      5,840,625
   5,000,000 Pegasus Communications Corp.,
              Ser. B, Sr. Notes,
              9.625%, 10/15/05..............................      5,187,500
   1,060,937 Price Communications Cellular Holdings,
              Sr. Notes, PIK,
              11.25%, 8/15/08...............................      1,079,503
   5,000,000 Price Communications Wireless, Inc.,
              Ser. B, Sr. Notes,
              9.125%, 12/15/06..............................      5,275,000
   2,850,000 Telewest Communications Plc,
              Sr. Notes (Disc.), Step Bond,
              (Eff. Yield 8.49%),
              0.00%, 4/15/09 (c)(d).........................      1,945,125
  10,500,000 United International Holdings, Inc.,
              Ser. B, Sr. Disc. Notes, Step Bond,
              (Eff. Yield 9.29%),
              0.00%, 2/15/08 (c)............................      7,035,000
                                                               ------------
                                                                 36,525,378
                                                               ------------
             Chemical & Agricultural Products - 0.9%
             Texas Petrochemical Corp.:
   2,150,000  Ser. B, Sr. Notes (Subord.)
              11.13%, 7/1/06 ...............................      1,870,500
   1,850,000  Sr. Notes (Subord.)
              11.13%, 7/1/06................................      1,628,000
                                                               ------------
                                                                  3,498,500
                                                               ------------
             Consumer Products & Services - 2.2%
   4,000,000 Affinity Group, Inc.,
              Sr. Notes,
              11.00%, 4/1/07................................      4,020,000
   5,000,000 Unicco Service Co.,
              Ser. B, Sr. Notes (Subord.),
              9.875%, 10/15/07..............................      5,000,000
                                                               ------------
                                                                  9,020,000
                                                               ------------
             Environmental Services - 0.5%
   1,925,000 Allied Waste North America, Inc.,
              Sr. Notes,
              7.875%, 1/1/09................................      1,886,500
                                                               ------------
             Finance & Insurance - 2.6%
   2,000,000 Americredit Corp.,
              Sr. Notes,
              9.875%, 4/15/06 (d)...........................      2,025,000
   5,000,000 Contifinancial Corp.,
              Sr. Notes,
              8.375%, 8/15/03 (i)...........................      3,837,500
   4,500,000 Ono Fin. Plc,
              Notes,
              13.00%, 5/1/09 (d)............................      4,612,500
                                                               ------------
                                                                 10,475,000
                                                               ------------
             Food & Beverage Products - 4.2%
   4,350,000 AFC Enterprises, Inc.,
              Sr. Notes (Subord.),
              10.25%, 5/15/07...............................      4,632,750

--------------------------------------------------------------------------------
                                  EVERGREEN
                             HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

                       Schedule of Investments (continued)
                                 April 30, 1999

  Principal
   Amount                                                          Value

 CORPORATE BONDS - continued
             Food & Beverage Products - continued
 $ 5,000,000 Aurora Foods, Inc.,
              Ser. D, Sr. Notes (Subord.),
              9.875%, 2/15/07 (i)............................   $  5,418,750
   1,600,000 FRD Acquisition Co.,
              Ser. B, Sr. Notes,
              12.50%, 7/15/04................................      1,648,000
   5,000,000 Sun World Int'l., Inc.,
              Ser. B, 1st Mtge. Notes,
              11.25%, 4/15/04................................      5,281,250
                                                                ------------
                                                                  16,980,750
                                                                ------------
             Gaming - 3.4%
   3,000,000 Ameristar Casinos, Inc.,
              Ser. B, Sr. Notes (Subord.),
              10.50%, 8/1/04.................................      3,045,000
   4,000,000 Boyd Gaming Corp.,
              Sr. Notes (Subord.),
              9.50%, 7/15/07 (i).............................      4,130,000
   2,325,000 Isle of Capri Casinos, Inc.,
              Sr. Notes (Subord.),
              8.75%, 4/15/09 (d).............................      2,313,375
             Station Casinos, Inc.,
              Sr. Notes (Subord.):
   2,000,000  9.75%, 4/15/07.................................      2,125,000
   2,000,000  8.88%, 12/1/08.................................      2,070,000
                                                                ------------
                                                                  13,683,375
                                                                ------------
             Healthcare Products & Services - 1.2%
   2,000,000 Fisher Scientific Int'l., Inc.,
              Sr. Notes (Subord.),
              9.00%, 2/1/08 (i)..............................      2,020,000
   1,000,000 Tenet Healthcare Corp.,
              Sr. Notes (Subord.),
              6.00%, 12/1/05.................................        806,250
   2,000,000 Triad Hospitals Holdings,
              Sr. Notes (Subord.),
              11.00%, 5/15/09 (d)............................      2,000,000
                                                                ------------
                                                                   4,826,250
                                                                ------------
             Industrial Specialty Products & Services - 0.8%
   3,200,000 Simmons Co.,
              Sr. Notes (Subord.),
              10.25%, 3/15/09 (d)............................      3,360,000
                                                                ------------
             Information Services & Technology - 2.5%
   2,500,000 PSInet, Inc.,
              Ser. B, Sr. Notes,
              10.00%, 2/15/05 (i)............................      2,618,750
   3,000,000 Unisys Corp.,
              Ser. B, Sr. Notes (Subord.),
              12.00%, 4/15/03................................      3,315,000
   4,000,000 Verio, Inc.,
              Sr. Notes,
              10.375%, 4/1/05 (i)............................      4,260,000
                                                                ------------
                                                                  10,193,750
                                                                ------------
             Iron & Steel - 1.0%
   4,000,000 WHX Corp.,
              Sr. Notes,
              10.50%, 4/15/05................................      4,010,000
                                                                ------------
             Lease Rental Obligations - 3.0%
   4,000,000 Budget Group, Inc.,
              Sr. Notes,
              9.125%, 4/1/06 (d).............................      3,980,000
   4,000,000 Nationsrent, Inc.,
              Sr. Notes (Subord.),
              10.375%, 12/15/08..............................      4,170,000
   4,000,000 United Rentals, Inc.,
              Sr. Notes (Subord.),
              9.25%, 1/15/09 (d).............................      4,060,000
                                                                ------------
                                                                  12,210,000
                                                                ------------
             Leisure & Tourism - 1.2%
   5,000,000 Premier Cruise Ltd.,
              Sr. Notes,
              11.00%, 3/15/08 (d)............................      1,250,000
   2,000,000 Premier Parks, Inc.,
              Sr. Notes (Disc.), Step Bond,
              (Eff. Yield 8.43%),
              0.00%, 4/1/08 (c)..............................      1,420,000
   2,150,000 Six Flags Theme Parks, Inc.,
              Ser. A, Sr. Notes (Subord.),
              Step Bond,
              (Eff. Yield 10.70%),
              12.25%, 6/15/05 (c)............................      2,386,500
                                                                ------------
                                                                   5,056,500
                                                                ------------
             Metals & Mining - 2.0%
   5,000,000 Acme Metals, Inc.,
              Sr. Notes,
              10.875%, 12/15/07 (f)..........................        637,500
   3,000,000 Golden Northwest Aluminum, Inc.,
              1st Mtge. Notes,
              12.00%, 12/15/06 (d)...........................      3,090,000
   3,400,000 Kaiser Aluminum & Chemical Corp.,
              Sr. Notes (Subord.),
              12.75%, 2/1/03 (i).............................      3,383,000
   5,000,000 NSM Steel, Inc.,
              Sr. Mtge. Notes,
              12.00%, 2/1/06 (d).............................      1,000,000
                                                                ------------
                                                                   8,110,500
                                                                ------------
             Machinery - Diversified - 1.0%
   4,000,000 Tokhiem Corp.,
              Sr. Notes (Subord.),
              11.375%, 8/1/08................................      4,070,000
                                                                ------------
             Oil/Energy - 4.5%
   5,000,000 Benton Oil & Gas Co.,
              Sr. Notes,
              9.375%, 11/1/07................................      3,350,000
   4,000,000 Chiles Offshore LLC,
              Sr. Notes,
              10.00%, 5/1/08.................................      3,020,000
   4,750,000 Energy Corp. of America,
              Ser. A, Sr. Notes (Subord.),
              9.50%, 5/15/07.................................      4,465,000
   4,850,000 Giant Industries, Inc.,
              Sr. Notes (Subord.),
              9.00%, 9/1/07..................................      4,510,500

--------------------------------------------------------------------------------
                                  EVERGREEN
                             HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

                       Schedule of Investments (continued)
                                 April 30, 1999

  Principal
   Amount                                                         Value

 CORPORATE BONDS - continued
             Oil/Energy - continued
 $ 2,000,000 Houston Exploration Co.,
              Ser. B, Sr. Notes (Subord.),
              8.625%, 1/1/08................................   $  1,975,000
   2,350,000 Petsec Energy, Inc.,
              Ser. B, Sr. Notes (Subord.),
              9.50%, 6/15/07................................      1,216,125
                                                               ------------
                                                                 18,536,625
                                                               ------------
             Paper & Packaging - 4.9%
   2,850,000 Crown Paper Co.,
              Sr. Notes (Subord.),
              11.00%, 9/1/05 (i)............................      2,408,250
   3,100,000 Packaging Corp. America,
              Sr. Notes (Subord.),
              9.625%, 4/1/09 (d)............................      3,231,750
             Riverwood Int'l. Corp.:
   5,000,000  Sr. Notes
              10.25%, 4/1/06................................      5,150,000
   4,000,000  Sr. Notes (Subord.)
              10.88%, 4/1/08................................      3,960,000
   5,175,000 Stone Container Corp.,
              1st Mtge. Notes,
              10.75%, 10/1/02...............................      5,407,875
                                                               ------------
                                                                 20,157,875
                                                               ------------
             Printing, Publishing, Broadcasting &
              Entertainment - 4.3%
   5,000,000 American Lawyer Media, Inc.,
              Ser. B, Sr. Notes (Subord.),
              9.75%, 12/15/07...............................      5,200,000
   5,000,000 Cinemark USA, Inc.,
              Ser. B, Sr. Notes (Subord.),
              9.625%, 8/1/08................................      5,200,000
   7,000,000 Echostar DBS Corp.,
              Sr. Notes,
              9.375%, 2/1/09 (d)............................      7,297,500
                                                               ------------
                                                                 17,697,500
                                                               ------------
             Retailing & Wholesale - 1.8%
   4,000,000 Ames Department Stores, Inc.,
              Sr. Notes,
              10.00%, 4/15/06 (d)...........................      3,960,000
   3,200,000 Michaels Stores, Inc.,
              Sr. Notes,
              10.875%, 6/15/06 (i)..........................      3,424,000
                                                               ------------
                                                                  7,384,000
                                                               ------------
             Telecommunication Services & Equipment - 14.0%
   6,000,000 Intercel, Inc.,
              Sr. Notes (Disc.), Step Bond,
              (Eff. Yield 10.10%),
              0.00%, 2/1/06 (c).............................      4,942,500
   5,000,000 Intermedia Capital Partners,
              Sr. Notes,
              11.25%, 8/1/06................................      5,637,500
   6,625,000 Intermedia Communications, Inc.,
              Ser. B, Sr. Notes (Disc.),
              Step Bond,
              (Eff. Yield 8.72%),
              0.00%, 7/15/07 (c) (i)........................      5,001,875
   5,000,000 Jordan Telecommunication
              Products,
              Ser. B, Sr. Notes,
              9.875%, 8/1/07................................      5,050,000
   4,000,000 Level 3 Communications, Inc.,
              Sr. Notes,
              9.125%, 5/1/08 (i)............................      4,090,000
   4,186,000 McLeod USA, Inc.,
              Sr. Disc. Notes, Step Bond,
              (Eff. Yield 8.11%),
              0.00%, 3/1/07 (c) (i).........................      3,359,265
   4,000,000 Metromedia Fiber Network, Inc.,
              Sr. Notes,
              10.00%, 11/15/08 (d)..........................      4,320,000
   5,000,000 MJD Communications, Inc.,
              Sr. Notes (Subord.),
              9.50%, 5/1/08.................................      5,062,500
   7,000,000 Nextel Communications, Inc.,
              Sr. Notes (Disc.), Step Bond,
              (Eff. Yield 9.52%),
              0.00%, 2/15/08 (c)............................      5,250,000
   2,000,000 Orbcomm Global LP,
              Sr. Notes, Ser. B,
              14.00%, 8/15/04 (i)...........................      2,085,000
   5,725,000 RCN Corp.,
              Ser. B, Sr. Notes
              (Disc.), Step Bond,
              (Eff. Yield 9.53%),
              0.00%, 10/15/07 (c)...........................      3,964,563
   5,000,000 Rural Cellular Corp.,
              Ser. B, Sr. Notes (Subord.),
              9.625%, 5/15/08...............................      5,200,000
   1,000,000 Telewest Communications PLC,
              Sr. Notes,
              11.25%, 11/1/08 (d)...........................      1,162,500
   2,750,000 Triton PCS, Inc.,
              Step Bond,
              (Eff. Yield 10.26%),
              0.00%, 5/1/08 (c).............................      1,732,500
                                                               ------------
                                                                 56,858,203
                                                               ------------
             Textile & Apparel - 1.5%
   2,660,000 Delta Mills, Inc.,
              Ser. B, Sr. Notes,
              9.625%, 9/1/07................................      2,660,000
             Polymer Group, Inc., Ser. B,
              Sr. Notes (Subord.):
   1,750,000  8.75%, 3/1/08.................................      1,758,750
   1,500,000  9.00%, 7/1/07.................................      1,541,250
                                                               ------------
                                                                  5,960,000
                                                               ------------
             Transportation - 2.3%
   5,000,000 American Commercial Lines LLC,
              Ser. B, Sr. Notes,
              10.25%, 6/30/08...............................      5,175,000
   4,250,000 Pegasus Shipping Hellas Ltd.,
              1st Preferred Mtge. Notes, Ser. A,
              11.875%, 11/15/04.............................      2,975,000

--------------------------------------------------------------------------------
                                  EVERGREEN
                             HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

                      Schedule of Investments (continued)
                                 April 30, 1999

  Principal
   Amount                                                         Value

 CORPORATE BONDS - continued
             Transportation - continued
 $ 3,000,000 Trans World Airlines, Inc.,
              Sr. Notes,
              11.375%, 3/1/06...............................   $  1,440,000
                                                               ------------
                                                                  9,590,000
                                                               ------------
             Total Corporate Bonds
              (cost $331,633,718)...........................    318,126,556
                                                               ------------
 FOREIGN BONDS (NON U.S. DOLLARS) - 1.6%
             Communication Systems & Services - 0.6%
   2,500,000 NTL Communications Corp.,
         GBP  Sr. Notes, Step Bond,
              (Eff. Yield 8.92%),
              9.75%, 4/15/09 (c)............................      2,453,268
                                                               ------------
             Telecommunication Services & Equipment - 1.0%
   9,500,000 Microcell Telecommunications, Inc.,
         CAD  Ser. B, Sr. Disc. Notes, Step Bond,
              (Eff. Yield 10.23%),
              0.00%, 10/15/07 (c)...........................      4,243,433
                                                               ------------
             Total Foreign Bonds (Non U.S. Dollars)
              (cost $7,125,991).............................      6,696,701
                                                               ------------
 YANKEE OBLIGATIONS - 9.9%
             Cable/Other Video
              Distribution - 1.0%
 $ 4,000,000 Imax Corp.,
              Sr. Notes,
              7.875%, 12/1/05 (i)...........................      3,980,000
                                                               ------------
             Communication Systems & Services - 2.2%
   9,500,000 Clearnet Communications, Inc.,
              Sr. Disc. Notes, Step Bond,
              (Eff. Yield 9.72%),
              0.00%, 12/15/05 (c) (i).......................      8,941,875
                                                               ------------
             Finance & Insurance - 0.5%
   2,000,000 Applied Int'l. Fin. Co. BV,
              7.869%, 6/28/99...............................      1,920,000
                                                               ------------
             Metals & Mining - 2.2%
   4,000,000 Bulong Operations Property Ltd.,
              Sr. Notes,
              12.50%, 12/15/08 (d)..........................      4,090,000
   5,000,000 Great Central Mines Ltd.,
              Sr. Notes,
              8.875%, 4/1/08................................      4,925,000
                                                               ------------
                                                                  9,015,000
                                                               ------------
             Paper & Packaging - 1.0%
   4,100,000 Norampac, Inc.,
              Sr. Notes,
              9.50%, 2/1/08.................................      4,325,500
                                                               ------------
             Telecommunication Services & Equipment - 2.2%
   5,000,000 Metronet Communications Corp.,
              Sr. Notes, Step Bond,
              (Eff. Yield 8.22%),
              0.00%, 6/15/08 (c)............................      3,875,000
   5,000,000 Star Choice Communications,
              Sr. Secd. Notes,
              13.00%, 12/15/05..............................      5,125,000
                                                               ------------
                                                                  9,000,000
                                                               ------------
             Transportation - 0.8%
   3,000,000 Hermes Europe Railtel BV,
              Sr. Notes,
              10.375%, 1/15/09..............................      3,195,000
                                                               ------------
             Total Yankee Obligations
              (cost $39,481,319)............................     40,377,375
                                                               ------------

   Shares

 COMMON STOCKS & WARRANTS - 2.1%
             Aerospace & Defense - 0.0% (g)
      76,000 CHC Helicopter Corp.,
              Warrants (a)..................................        228,000
                                                               ------------
             Automotive Equipment & Manufacturing - 0.0% (g)
       9,500 Chatwins Group, Inc.,
              Warrants (a)(h)...............................          9,500
                                                               ------------
             Cable/Other Video Distribution - 0.4%
      25,800 Price Communications
              Cellular, Warrants (a) (d)....................      1,591,034
     115,800 Star Choice Communications, Warrants (a).......        245,403
                                                               ------------
                                                                  1,836,437
                                                               ------------
             Finance & Insurance - 0.7%
     589,300 Ampex Corp.,
              Cl. A, Common Stock (a).......................      2,688,681
                                                               ------------
             Food & Beverage Products - 0.0% (g)
     131,250 Specialty Foods Acquisition Corp.,
              Common Stock (a)..............................          6,563
                                                               ------------
             Gaming - 0.6%
  10,775,000 Gold River Hotel and Casino Corp.,
              Common Stock (a)(b)(h)........................        107,750
     254,790 Isle of Capri Casinos, Inc.,
              Common Stock (a) (i)..........................      1,711,870
      50,424 Isle of Capri Casinos, Inc.,
              Warrants (a)(h)...............................            504
     100,463 JCC Holding Co.,
              Cl. A Common Stock............................        627,894
                                                               ------------
                                                                  2,448,018
                                                               ------------
             Telecommunication Services & Equipment - 0.4%
       4,000 Econophone, Inc.,
              Warrants (a) (d)..............................         60,000
         750 Metronet Communications Corp.,
              Cl. B, Warrants (a) (d).......................         56,678

--------------------------------------------------------------------------------
                                  EVERGREEN
                             HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

                       Schedule of Investments (continued)
                                 April 30, 1999


   Shares                                                         Value

 COMMON STOCKS & WARRANTS - continued
             Telecommunication Services & Equipment -
               continued
      33,296 Nextel Communications, Inc.,
              Common Stock, Cl. A (a) (d) (i)...............   $  1,362,014
                                                               ------------
                                                                  1,478,692
                                                               ------------
             Total Common Stocks & Warrants
              (cost $14,352,859)............................      8,695,891
                                                               ------------
 PREFERRED STOCKS - 6.0%
             Cable/Other Video Distribution - 0.8%
      28,500 Adelphia Communications Corp.,
              Ser. B, Preferred Stock (d)...................      3,291,750
                                                               ------------
             Engineering - 1.8%
      63,997 CSC Holdings, Inc.,
              Ser. M (a)....................................      7,455,651
                                                               ------------
             Finance & Insurance - 2.9%
       1,510 Ampex Corp.,
              Convertible Preferred Stock (a) (b) (h).......      2,265,000
       7,671 Ampex Corp.,
              Redeemable Preferred Stock (a) (b) (h)........      7,871,673
      12,800 Sinclair Capital Corp.,
              Preferred Stock (d), (i)......................      1,433,600
                                                               ------------
                                                                 11,570,273
                                                               ------------

   Shares                                                         Value
             Printing, Publishing, Broadcasting &
              Entertainment - 0.5%
      20,000 Primedia, Inc.,
              Ser. F, Preferred Stock (a)..................       2,020,000
                                                               ------------
             Total Preferred Stocks
              (cost $20,650,938)...........................      24,337,674
                                                               ------------
 MUTUAL FUND SHARES - 6.8%
  27,500,396 Navigator Prime Portfolio (j)
              (cost $27,500,396)...........................      27,500,396
                                                               ------------


 Principal
   Amount
 REPURCHASE AGREEMENT - 2.5%
 $10,120,000 Evergreen Joint Repurchase Agreement, 4.89%, 5/3/99
              (Investments in repurchase agreements, in a joint
              trading account, dated 4/30/99)
              (cost $10,120,000) (e)............................     10,120,000
                                                                   ------------
             Total Investments -
              (cost $450,865,221)........................   107.0%  435,854,593
             Other Assets and
              Liabilities - net..........................    (7.0)  (28,410,452)
                                                            -----  ------------
             Net Assets..................................   100.0% $407,444,141
                                                            =====  ============

(a) Non-income producing security.
(b) All or a portion of these securities are either (1) restricted secu-rities (i.e., securities which may not be publicly sold without reg-istration under the Federal Securities Act of 1933) or (2) illiquid securities, and are valued using market quotations where readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures ap-proved by the Board of Trustees. The Fund may make investments in an amount up to 15% of the value of the Fund's net assets in such secu-rities. At April 30, 1999, the market value of these securities was $10,244,423 (2.51% of the Fund's net assets).
(c) Effective yield (calculated at the date of purchase) is the yield at which the bond accretes on an annual basis until maturity date.
(d) Securities that may be resold to "qualified institutional buyers" un-der Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been deter-mined to be liquid under guidelines established by the Board of Trustees.
(e) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at April 30, 1999.
(f) This obligation has filed Chapter 11 bankruptcy and has discontinued accrual of interest income.
(g) Less than 1/10th of one percent of net assets.
(h) The securities are valued based upon their fair value determined un-der procedures approved by the Board of Trustees.
(i) All or a portion of this security is on loan.
(j) Represents investment of cash collateral received for securities on loan.

Summary of Abbreviations
CAD  Canadian Dollar
GBP  Pounds Sterling
PIK  Paid in Kind Security


                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                            STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

                            Schedule of Investments
                                 April 30, 1999

  Principal
   Amount                                                            Value
 ASSET-BACKED SECURITIES - 0.7%
 $ 1,850,000 PNC Student Loan Trust,
              Ser. 97-2, Cl. A7,
              6.728%, 1/25/07 (cost $1,850,000)................   $  1,952,250
                                                                  ------------
 CORPORATE BONDS - 38.8%
             Automotive Equipment & Manufacturing - 3.2%
   2,000,000 Advance Stores, Inc.,
              Sr. Notes (Subord.),
              10.25%, 4/15/08..................................      2,020,000
   1,150,000 Dura Operating Corp.,
              Sr. Notes (Subord.),
              9.00%, 5/1/09 (d)................................      1,170,125
             Exide Corp.:
   1,000,000  Sr. Notes,
              10.00%, 4/15/05 (g)..............................      1,005,000
   1,000,000  Sr. Notes (Subord.),
              2.90%, 12/15/05 (d)..............................        575,000
              Oxford Automotive, Inc.,
              Sr. Notes (Subord.):
   1,000,000  10.125%, 6/15/07 (d).............................      1,031,250
   1,000,000  10.125%, 6/15/07.................................      1,035,000
   2,500,000 Walbro Corp.,
              Ser. B, Sr. Notes,
              10.125%, 12/15/07................................      2,800,000
                                                                  ------------
                                                                     9,636,375
                                                                  ------------
             Building, Construction & Furnishings - 0.7%
   2,000,000 Del Webb Corp.,
              Sr. Debs. (Subord.),
              9.375%, 5/1/09 (g)...............................      1,995,000
                                                                  ------------
             Cable/Other Video Distribution - 3.6%
   1,150,000 Acme Television LLC,
              Ser. B, Sr. Disc. Notes,
              Step Bond,
              (Eff. Yield 10.39%),
              0.00%, 9/30/04 (c)...............................        994,750
     250,000 Adelphia Communications Corp.,
              Ser. B, Sr. Notes,
              10.50%, 7/15/04..................................        276,875
   1,500,000 Galaxy Telecom LP,
              Sr. Notes (Subord.),
              12.375%, 10/1/05.................................      1,668,750
   2,000,000 Lenfest Communications, Inc.,
              Sr. Notes,
              8.375%, 11/1/05..................................      2,150,000
   1,000,000 Pegasus Communications Corp.,
              Ser. B, Sr. Notes,
              9.625%, 10/15/05.................................      1,037,500
   3,182,813 Price Communications Cellular
              Holding,
              Sr. Notes, PIK,
              11.25%, 8/15/08..................................      3,238,512
     500,000 Price Communications Wireless, Inc.,
              Ser. B, Sr. Notes,
              9.125%, 12/15/06.................................        527,500
   1,000,000 Sinclair Broadcast Group, Inc.,
              Sr. Notes (Subord.),
              10.00%, 9/30/05..................................      1,025,000
                                                                  ------------
                                                                    10,918,887
                                                                  ------------
             Chemical & Agricultural Products - 0.5%
   1,650,000 Texas Petrochemical Corp.,
              Ser. B, Sr. Notes (Subord.),
              11.125%, 7/1/06..................................      1,452,000
                                                                  ------------
             Consumer Products & Services - 0.3%
   1,000,000 MTS, Inc.,
              Sr. Notes (Subord.),
              9.375%, 5/1/05...................................        915,000
                                                                  ------------
             Environmental Services - 0.7%
   2,000,000 Allied Waste North America, Inc.,
              Sr. Notes,
              7.875%, 1/1/09...................................      1,960,000
                                                                  ------------
             Finance & Insurance - 3.7%
   1,500,000 Americo Life, Inc.,
              Sr. Notes (Subord.),
              9.25%, 6/1/05....................................      1,533,750
   1,000,000 Americredit Corp.,
              Sr. Notes,
              9.875%, 4/15/06 (d)..............................      1,012,500
   2,000,000 Contifinancial Corp.,
              Sr. Notes,
              8.375%, 8/15/03..................................      1,535,000
   2,000,000 IBJ Preferred Capital Co. LLC,
              8.79%, 12/29/49 (d)..............................      1,785,702
   2,000,000 Ono Fin. Plc,
              Notes,
              13.00%, 5/1/09 (d)...............................      2,050,000
   1,250,000 Reliance Group Holdings, Inc.,
              Sr. Notes,
              9.00%, 11/15/00..................................      1,284,350
   2,000,000 SB Treasury Co. LLC,
              Bonds,
              9.40%, 12/29/49 (d)..............................      2,012,500
                                                                  ------------
                                                                    11,213,802
                                                                  ------------
             Food & Beverage Products - 1.1%
     825,000 AFC Enterprises, Inc.,
              Sr. Notes (Subord.),
              10.25%, 5/15/07..................................        878,625
     500,000 Chiquita Brands Int'l., Inc.,
              Sr. Notes,
              9.625%, 1/15/04 (g)..............................        520,000
     750,000 FRD Acquisition Co.,
              Ser. B, Sr. Notes,
              12.50%, 7/15/04..................................        772,500
   1,000,000 Sun World Int'l., Inc.,
              Ser. B, 1st Mtge. Notes,
              11.25%, 4/15/04..................................      1,056,250
                                                                  ------------
                                                                     3,227,375
                                                                  ------------
             Gaming - 1.6%
   2,000,000 Boyd Gaming Corp.,
              Sr. Notes (Subord.),
              9.50%, 7/15/07...................................      2,065,000

--------------------------------------------------------------------------------
                                  EVERGREEN
                            STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

                       Schedule of Investments (continued)
                                 April 30, 1999

 Principal
   Amount                                                           Value
 CORPORATE BONDS - continued
            Gaming - continued
 $1,225,000 Isle of Capri Casinos, Inc.,
             Sr. Notes (Subord.),
             8.75%, 4/15/09 (d)...............................   $  1,218,875
  1,500,000 Mohegan Tribal Gaming Auth.,
             Sr. Notes (Subord.),
             8.75%, 1/1/09 (d)................................      1,554,375
                                                                 ------------
                                                                    4,838,250
                                                                 ------------
            Healthcare Products & Services - 0.3%
  1,000,000 Biovail Corp. Int'l.,
             Sr. Notes,
             10.875%, 11/15/05 (g)............................      1,028,750
                                                                 ------------
            Information Services & Technology - 1.6%
  1,500,000 PSInet, Inc.,
             Ser. B, Sr. Notes,
             10.00%, 2/15/05..................................      1,571,250
  1,000,000 Unisys Corp.,
             Sr. Notes,
             11.75%, 10/15/04.................................      1,132,500
  2,000,000 Verio, Inc.,
             Sr. Notes,
             10.375%, 4/1/05..................................      2,130,000
                                                                 ------------
                                                                    4,833,750
                                                                 ------------
            Iron & Steel - 0.5%
  1,500,000 National Steel Corp.,
             1st Mtge. Notes, Ser. A,
             9.875%, 3/1/09 (d)...............................      1,590,000
                                                                 ------------
            Lease Rental Obligations - 1.3%
  2,000,000 Budget Group, Inc.,
             Sr. Notes,
             9.125%, 4/1/06 (d)...............................      1,990,000
  2,000,000 United Rentals, Inc.,
             Sr. Notes (Subord.),
             9.25%, 1/15/09 (d)...............................      2,030,000
                                                                 ------------
                                                                    4,020,000
                                                                 ------------
            Leisure & Tourism - 0.4%
  1,000,000 Premier Cruise Ltd.,
             Sr. Notes,
             11.00%, 3/15/08 (d)..............................        250,000
  1,000,000 Prime Hospitality Corp.,
             Ser. B, Sr. Notes (Subord.),
             9.75%, 4/1/07 (g)................................      1,032,500
                                                                 ------------
                                                                    1,282,500
                                                                 ------------
            Metals & Mining - 1.4%
  2,000,000 Acme Metals, Inc.,
             Sr. Notes,
             10.875%, 12/15/07 (e)............................        255,000
  1,000,000 Bethlehem Steel Corp.,
             Sr. Notes,
             10.375%, 9/1/03..................................      1,080,000
  2,500,000 Kaiser Aluminum & Chemical Corp.,
             Sr. Notes (Subord.),
             12.75%, 2/1/03 (g)...............................      2,487,500
  2,000,000 NSM Steel, Inc.,
             Sr. Mtge. Notes,
             12.00%, 2/1/06 (d)...............................        400,000
                                                                 ------------
                                                                    4,222,500
                                                                 ------------
            Oil/Energy - 1.4%
  1,500,000 Benton Oil & Gas Co.,
             Sr. Notes,
             9.375%, 11/1/07..................................      1,005,000
  1,000,000 Energy Corp. of America,
             Ser. A, Sr. Notes (Subord.),
             9.50%, 5/15/07...................................        940,000
  1,000,000 Houston Exploration Co.,
             Ser. B, Sr. Notes (Subord.),
             8.625%, 1/1/08...................................        987,500
  2,500,000 Petsec Energy, Inc.,
             Ser. B, Sr. Notes (Subord.),
             9.50%, 6/15/07...................................      1,293,750
                                                                 ------------
                                                                    4,226,250
                                                                 ------------
            Paper & Packaging - 1.8%
  1,425,000 Crown Paper Co.,
             Sr. Notes (Subord.),
             11.00%, 9/1/05...................................      1,204,125
  2,000,000 Riverwood Int'l. Corp.,
             Sr. Notes (Subord.),
             10.875%, 4/1/08..................................      1,980,000
  2,000,000 Stone Container Fin. Co.,
             Sr. Notes,
             11.50%, 8/15/06 (d)..............................      2,142,500
                                                                 ------------
                                                                    5,326,625
                                                                 ------------
            Printing, Publishing, Broadcasting & Entertainment -
              3.8%
    600,000 Ackerley Group, Inc.,
             Ser. B, Sr. Notes (Subord.),
             9.00%, 1/15/09 (g)...............................        619,500
  1,500,000 American Lawyer Media, Inc.,
             Ser. B, Sr. Notes (Subord.),
             9.75%, 12/15/07..................................      1,560,000
  1,000,000 Big Flower Press Holdings, Inc.,
             Sr. Notes (Subord.),
             8.875%, 7/1/07...................................      1,020,000
    500,000 Cinemark USA, Inc.,
             Ser. B, Sr. Notes (Subord.),
             9.625%, 8/1/08...................................        520,000
  2,000,000 Echostar DBS Corp.,
             Sr. Notes,
             9.375%, 2/1/09 (d)...............................      2,085,000
  2,000,000 Loews Cineplex Entertainment Corp.,
             Sr. Notes (Subord.),
             8.875%, 8/1/08...................................      2,005,000
  2,000,000 Pegasus Communications Corp.,
             Sr. Notes,
             9.75%, 12/1/06 (g)...............................      2,065,000
    564,000 SFX Broadcasting, Inc.,
             Ser. B, Sr. Notes (Subord.),
             10.75%, 5/15/06..................................        631,680
  1,000,000 SFX Entertainment, Inc.,
             Sr. Notes (Subord.),
             9.125%, 12/1/08..................................      1,030,000
                                                                 ------------
                                                                   11,536,180
                                                                 ------------

--------------------------------------------------------------------------------
                                  EVERGREEN
                            STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

                       Schedule of Investments (continued)
                                 April 30, 1999

  Principal
   Amount                                                              Value
 CORPORATE BONDS - continued
             Retailing & Wholesale - 1.0%
 $ 2,000,000 Ames Department Stores, Inc.,
              Sr. Notes,
              10.00%, 4/15/06 (d)................................   $  1,980,000
   1,000,000 Pathmark Stores, Inc.,
              Sr. Notes (Subord.),
              9.625%, 5/1/03.....................................      1,027,500
                                                                    ------------
                                                                       3,007,500
                                                                    ------------
             Telecommunication Services & Equipment - 5.3%
   2,000,000 Global Crossings Holdings Ltd.,
              Sr. Notes,
              9.625%, 5/15/08....................................      2,225,000
     500,000 Intermedia Capital Partners,
              Sr. Notes,
              11.25%, 8/1/06.....................................        563,750
   2,000,000 Intermedia Communications, Inc.,
              Ser. B, Sr. Notes (Disc.),
              Step Bond,
              (Eff. Yield 8.64%),
              0.00%, 7/15/07 (c).................................      1,510,000
   2,000,000 Jordan Telecommunication
              Products,
              Ser. B, Sr. Notes,
              9.875%, 8/1/07.....................................      2,020,000
     850,000 McLeod USA, Inc.,
              Sr. Notes (Disc.), Step Bond,
              (Eff. Yield 8.09%),
              0.00%, 3/1/07 (c) (g)..............................        682,125
             Nextel Communications, Inc.:
   2,000,000  Sr. Notes (Disc.), Step Bond,
              (Eff. Yield 9.56%)
              0.00%, 2/15/08 (c).................................      1,500,000
   2,400,000  Sr. Notes,
              9.75%, 8/15/04 (g).................................      2,496,000
   1,850,000 RCN Corp.,
              Ser. B, Sr. Disc. Notes, Step Bond,
              (Eff. Yield 9.75%),
              0.00%, 10/15/07 (c)................................      1,281,125
   2,500,000 Rural Cellular Corp.,
              Ser. B, Sr. Notes (Subord.),
              9.625%, 5/15/08....................................      2,600,000
   1,500,000 Triton PCS, Inc.,
              Step Bond,
              (Eff. Yield 10.26%),
              0.00%, 5/1/08 (c)..................................        945,000
                                                                    ------------
                                                                      15,823,000
                                                                    ------------
             Textile & Apparel - 0.2%
     750,000 Delta Mills, Inc.,
              Ser. B, Sr. Notes,
              9.625%, 9/1/07.....................................        750,000
                                                                    ------------
             Transportation - 3.2%
   2,000,000 American Commercial Lines LLC,
              Ser. B, Sr. Notes,
              10.25%, 6/30/08....................................      2,070,000
   1,750,000 Pegasus Shipping Hellas Ltd.,
              1st Preferred Mtge. Notes, Ser. A,
              11.875%, 11/15/04..................................      1,225,000
     852,000 Piedmont Aviation, Inc,
              Ser. A,
              9.90%, 1/15/01.....................................        876,035
   1,389,000 Piedmont Aviation, Inc.,
              Ser. F,
              10.15%, 3/28/03...................................      1,462,992
    2,050,000 Sea Containers Ltd.,
               Ser. B, Sr. Notes,
               7.875%, 2/15/08..................................       2,014,125
    2,000,000 Trans World Airlines, Inc.,
               Sr. Notes,
               11.375%, 3/1/06..................................         960,000
      896,000 U.S. Air, Inc.,
               Ser. 88-B,
               9.90%, 1/15/01...................................         921,276
                                                                    ------------
                                                                       9,529,428
                                                                    ------------
              Utilities - 1.2%
    1,000,000 Cleveland Elec. Illuminating Co.,
               Ser. B, 1st Mtge. Notes,
               9.50%, 5/15/05...................................       1,082,960
    2,218,808 Tucson Elec.,
               Ser. B,
               10.211%, 1/1/09..................................       2,374,125
                                                                    ------------
                                                                       3,457,085
                                                                    ------------
              Total Corporate Bonds
               (cost $121,484,288)..............................     116,790,257
                                                                    ------------
 COLLATERALIZED MORTGAGE
  OBLIGATIONS - 0.6%
    1,930,463 Independent National Mtge. Corp.,
               Ser. 1997-A, Cl. A,
               (Est. Maturity 2003),
               7.81%, 12/26/26 (d) (i)
               (cost $1,930,309).................................      1,827,907
                                                                    ------------
 FOREIGN BONDS (NON U.S. DOLLARS) - 23.1%
               Banks - 3.8%
      400,000 European Investment Bank,
          GBP  Bonds,
               7.625%, 12/7/06..................................         735,208
   76,220,000  Realkredit Danmark,
          DKK  Debs.,
               6.00%, 10/1/29...................................      10,725,750
                                                                    ------------
                                                                      11,460,958
                                                                    ------------
              Communication Systems & Services - 1.3%
    3,500,000 NTL, Inc.,
          GBP  Sr. Notes,
               10.75%, 4/1/08...................................       3,800,553
                                                                    ------------
              Government Agency Notes & Bonds - 15.6%
2,818,000,000 Greece, (Republic of), Deb.,
          GRD  8.80%, 6/19/07...................................      10,711,508
  800,000,000 Hungary (Government of), Deb.,
          HUF  13.00%, 7/24/03..................................       3,462,999
              Italy (Republic of), Deb.:
    3,406,027  6.75%, 2/1/07....................................
          EUR                                                          4,283,930
      570,683  9.50%, 2/1/06....................................
          EUR                                                            809,654

--------------------------------------------------------------------------------
                                  EVERGREEN
                            STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

                       Schedule of Investments (continued)
                                 April 30, 1999

  Principal
   Amount                                                             Value
 FOREIGN BONDS (NON-U.S. DOLLARS) - continued
             Government Agency Notes &
              Bonds - continued
  12,850,000 Ontario (Province of),
         NZD  6.25%, 12/3/08.....................................   $  7,020,949
  16,500,000 Poland (Government of), Deb.,
         PLN  12.00%, 10/12/03...................................      4,378,020
             Quebec (Province of):
   6,000,000  Deb.,
         CAD  9.375%, 1/16/23....................................      5,918,113
  13,200,000  Ser. OA,
         CAD  7.75%, 3/30/06.....................................     10,254,828
     155,301 Spain (Government of), Deb.,
         EUR  5.00%, 1/31/01.....................................        170,376
                                                                    ------------
                                                                     47,010,377
                                                                   ------------
             Machinery - Diversified - 0.7%
   2,000,000 Tokheim Corp.,
         EUR  11.375%, 8/1/08....................................      2,151,676
                                                                   ------------
             Telecommunication Services & Equipment - 0.9%
   3,000,000 ICO Global Communications,
         EUR  15.25%, 8/1/05.....................................      1,964,904
   1,500,000 Microcell Telecommunications, Inc.,
         CAD  Ser. B, Sr. Disc. Notes, Step Bond, (Eff. Yield
              10.68%),
              0.00%, 10/15/07 (c)................................        670,016
                                                                    ------------
                                                                       2,634,920
                                                                    ------------
             Transportation - 0.8%
   2,000,000 Hermes Europe Railtel, BV
         EUR  10.375%, 1/15/06...................................      2,291,121
                                                                   ------------
             Total Foreign Bonds (Non-U.S. Dollars)
              (cost $71,313,531).................................     69,349,605
                                                                    ------------
 MORTGAGE-BACKED SECURITIES - 14.7%
             FHLMC
 $ 1,914,703  7.00%, 5/1/11 - 12/1/11............................      1,957,154
   1,913,154  7.282%, 5/1/99.....................................      1,973,840
             FNMA
   7,823,643  6.00%, 8/1/28......................................      7,581,579
  26,884,461  6.50%, 8/1/28 - 9/1/28.............................     26,707,830
   1,348,149  6.92%, 5/1/99......................................      1,383,956
     111,070  7.00%, 11/1/27.....................................        112,527
   1,338,303  7.13%, 5/1/99......................................      1,368,991
                                                                    ------------
                                                                      37,154,883
                                                                    ------------
             GNMA
   3,074,990  6.50%, 7/15/09.....................................      3,112,597
                                                                    ------------
             Total Mortgage-Backed Securities
              (cost $44,195,392).................................     44,198,474
                                                                    ------------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS - 5.4%
   5,000,000 U.S. Treasury Bonds,
              5.25%, 11/15/28....................................      4,626,550
             U.S. Treasury Notes:
   5,000,000  4.88%, 3/31/01.....................................      4,981,250
   6,500,000  5.63%, 5/15/08.....................................      6,597,500
                                                                    ------------
             Total U.S. Government & Agency Obligations (cost
              $16,478,535).......................................     16,205,300
                                                                    ------------
 YANKEE OBLIGATIONS - 13.1%
             Finance & Insurance - 1.5%
   1,750,000 Applied Int'l. Fin. Co. BV,
              7.869%, 6/28/99....................................      1,680,000
   3,000,000 CEI Citicorp Holdings,
              11.25%, 2/14/07....................................      2,213,407
     800,000 PTC Int'l Fin. BV,
              Sr. Disc. Notes (Subord.), Step Bond,
              (Eff. Yield 10.14%),
              0.00%, 7/1/07 (c)..................................        588,000
                                                                    ------------
                                                                       4,481,407
                                                                    ------------
             Government Agency Notes &
              Bonds - 7.5%
             Argentina (Republic of):
   4,000,000  9.75%, 9/19/27.....................................      3,473,000
   2,000,000  11.75%, 4/4/09.....................................      2,055,000
             Brazil (Fed Republic Of):
   4,000,000  10.13%, 5/15/27....................................      3,174,600
   1,000,000  11.63%, 4/15/04....................................        970,000
   4,000,000 Jamaica (Government of),
              10.875%, 6/9/05....................................      3,668,840
             United Mexican States,
   2,000,000  11.38%, 9/15/16....................................      2,286,900
   6,000,000  11.50%, 5/15/26....................................      7,141,200
                                                                    ------------
                                                                      22,769,540
                                                                    ------------
             Metals & Mining - 1.3%
   2,000,000 Bulong Operations Property Ltd.,
              Sr. Notes,
              12.50%, 12/15/08 (d)...............................      2,045,000
   2,000,000 Great Central Mines Ltd.,
              Sr. Notes,
              8.875%, 4/1/08.....................................      1,970,000
                                                                    ------------
                                                                       4,015,000
                                                                    ------------
             Oil/Energy - 0.7%
   2,000,000 Petroleos Mexicanos,
              9.375%, 12/2/08....................................      2,060,000
                                                                    ------------
             Paper & Packaging - 0.7%
   2,000,000 Grupo Industrial Durango S.A.,
              Notes,
              12.625%, 8/1/03 (g)................................      2,000,000
                                                                    ------------
             Printing, Publishing, Broadcasting &
              Entertainment - 0.7%
   4,000,000 TV Bandeirantes,
              Sr. Notes,
              12.875%, 5/15/06 (d)...............................      2,060,000
                                                                    ------------
             Telecommunication Services & Equipment - 0.7%
   2,500,000 Metronet Communications Corp.,
              Sr. Notes, Step Bond,
              (Eff. Yield 7.73%),
              0.00%, 6/15/08 (c).................................      1,937,500
                                                                    ------------
             Total Yankee Obligations
              (cost $40,839,291).................................     39,323,447
                                                                    ------------

--------------------------------------------------------------------------------
                                  EVERGREEN
                            STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

                       Schedule of Investments (continued)
                                 April 30, 1999


   Shares                                                             Value
 COMMON STOCKS AND WARRANTS - 0.7%
            Finance & Insurance - 0.2%
    154,000 Ampex Corp.,
             Cl. A, Common Stock (a).............................  $    702,625
                                                                   ------------
            Gaming - 0.3%
            Isle of Capri Casinos, Inc.
    104,514  Common Stock (a)....................................       702,203
     19,582  Warrants (a) (f)....................................           196
     29,167 JCC Holdings Co., Cl. A
             Common Stock........................................       182,294
                                                                   ------------
                                                                        884,693
                                                                   ------------
            Telecommunication Services & Equipment - 0.2%
     15,098 Nextel Communications, Inc., Cl. A
             Common Stock, (a) (d)...............................       617,603
                                                                   ------------
            Total Common Stocks and Warrants
             (cost $4,505,618)...................................     2,204,921
                                                                   ------------
 PREFERRED STOCK - 0.2%
            Finance & Insurance - 0.2%
        674 Ampex Corp., Redeemable Pfd.
             Stock (a) (f)
             (cost $642,457).....................................       691,632
                                                                   ------------
 MUTUAL FUND SHARES - 4.5%
 13,505,818 Navigator Prime Portfolio (h)
             (cost $13,505,818)..................................  $ 13,505,818
                                                                   ------------
 Principal
   Amount
 REPURCHASE AGREEMENT - 1.0%
 $3,019,000 Evergreen Joint Repurchase
             Agreement, 4.89%, 5/3/99 (Investments in repurchase
             agreements, in joint trading account, dated
             4/30/99)
             (cost, $3,019,000) (b)..............................     3,019,000
                                                                   ------------

            Total Investments -
             (cost $319,764,239)..........................  102.8%  309,068,611
            Other Assets and
             Liabilities - net............................   (2.8)   (8,296,225)
                                                            -----  ------------
            Net Assets....................................  100.0% $300,772,386
                                                            =====  ============

--------------------------------------------------------------------------------
                                  EVERGREEN
                            STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

                       Schedule of Investments(continued)
                                 April 30, 1999


(a) Non-income producing security.
(b) The repurchase agreements are fully collateralized by U.S. Government and/or agency obligations based on market prices at April 30, 1999.
(c) Effective yield (calculated at the date of purchase) is the yield at which the board accretes on an annual basis until maturity date.
(d) Securities that may be resold to "qualified institutional buyers" un-der Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been deter-mined to be liquid under guidelines established by the Board of Trustees.
(e) This obligation has filed Chapter 11 bankruptcy and has discontinued accrual of interest income.
(f) The securities are valued based upon fair value determined under pro-cedures approved by the Board of Trustees.
(g) All or a portion of this security is on loan.
(h) Represents investment of cash collateral received for securities on loan.
(i) The estimated maturity of a Collateralized Mortgage Obligation ("CMO"), an adjustable rate mortgage security or an asset-backed se-curity is based on current and projected prepayment rates. Changes in the interest rates can cause the estimated maturity to differ from the listed date.

Summary of Abbreviations:
CAD   Canadian Dollar
DKK   Danish Krone
EUR   Euro Dollar
FHLMC Federal Home Loan Mortgage Corp
FNMA  Federal National Mortgage Assoc.
GBP   Pound Sterling
GNMA  Government National Mortgage Assoc.
GRD   Greek Drachma
HUF   Hungarian Forint
NZD   New Zealand Dollar
PIK   Paid in Kind Security
PLN   Polish Zloty

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Forward foreign currency exchange contracts to sell:

                                                                                  Net Unrealized
                                              U.S. $ Value at     In Exchange      Appreciation
Exchange Date       Contracts to Deliver      April 30, 1999      for U.S. $      (Depreciation)
------------------------------------------------------------------------------------------------
06/24/99        9,500,000 New Zealand Dollars    5,324,189         5,101,500        $(222,689)
07/23/99       11,000,000 Euro Dollars          11,684,092        11,744,700           60,608
                                                                                    ---------
                                                                                    $ 162,081
                                                                                    =========

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                             U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
                            Schedule of Investments
                                 April 30, 1999

  Principal
   Amount                                                           Value
 CORPORATE BONDS - 17.8%
             Banks - 3.0%
 $ 5,000,000 Fleet National Bank, Providence, RI,
              Sub. Notes,
              5.75%, 1/15/09..................................   $  4,737,900
   7,000,000 Society National Bank, Cleveland, OH,
              Sub. Notes,
              6.75%, 6/15/03..................................      7,125,741
                                                                 ------------
                                                                   11,863,641
                                                                 ------------
             Cable/Other Video Distribution - 2.5%
   8,000,000 Comcast Cable Communications, Sr. Notes,
              6.20%, 11/15/08.................................      7,818,688
   2,000,000 Time Warner Entertainment Co., L.P.,
              Sr. Debs.,
              7.25%, 9/1/08...................................      2,127,244
                                                                 ------------
                                                                    9,945,932
                                                                 ------------
             Diversified Companies - 0.7%
   3,000,000 Williams Holdings Delaware, Inc., Notes,
              6.125%, 12/1/03.................................      2,966,907
                                                                 ------------
             Finance - 1.5%
   6,000,000 Ford Motor Credit Co.,
              Sr. Notes,
              6.50%, 2/28/02..................................      6,111,366
                                                                 ------------
             Food & Beverage Products - 0.9%
   3,500,000 Pepsi Bottling Holdings, Inc.,
              5.375%, 2/17/04(a) ..............................     3,429,051
                                                                 ------------
             Machinery - Diversified - 0.7%
   3,000,000 Case Corp.,
              6.25%, 12/1/03 (a) .............................      2,941,104
                                                                 ------------
             Retailing & Wholesale - 2.8%
   7,000,000 Dayton Hudson Corp., Puttable Reset Sec.,
              5.95%, 6/15/00..................................      7,030,170
   4,000,000 Kroger Co.,
              Notes,
              6.00%, 7/1/00...................................      4,014,736
                                                                 ------------
                                                                   11,044,906
                                                                 ------------
             Telecommunication Services & Equipment - 3.6%
   4,500,000 GTE Corp.,
              Debs.,
              6.94%, 4/15/28..................................      4,511,421
  10,000,000 Worldcom, Inc.,
              Sr. Notes,
              6.40%, 8/15/05..................................     10,056,140
                                                                 ------------
                                                                   14,567,561
                                                                 ------------
             Transportation - 2.1%
   4,000,000 Continental Airlines, Passthru Certificates
              Ser. 1999 Class C,
              6.954%, 2/2/11..................................      3,986,820
   4,250,000 Union Pacific Corp.,
              Notes,
              6.625%, 2/1/08..................................      4,261,301
                                                                 ------------
                                                                    8,248,121
                                                                 ------------
             Total Corporate Bonds
               (cost $72,053,651).............................     71,118,589
                                                                 ------------
 MORTGAGE-BACKED SECURITIES - 49.8%

             Federal Home Loan Mortgage
               Corp. - 23.2%
 $10,165,390 6.00%, 2/1/29.....................................   $   9,883,199
  30,078,806 6.50%, 4/1/26-2/1/29..............................      29,984,303
  27,507,392 7.00%, 2/1/28-7/1/28..............................      27,993,758
  14,650,937 7.50%, 5/1/27-8/1/28..............................      15,082,253
   2,511,942 8.00%, 7/1/17-4/1/22..............................       2,628,947
   1,988,284 8.50%, 2/1/17-10/1/17.............................       2,105,375
   1,828,727 9.00%, 11/1/19-4/1/21.............................       1,968,153
     698,096 9.50%, 9/1/20.....................................         751,458
     923,743 10.00%, 12/1/19-8/1/21............................       1,003,160
   1,195,351 10.50%, 12/1/19...................................       1,314,815
                                                                  -------------
                                                                     92,715,421
                                                                  -------------
             Federal National Mortgage Assn. - 10.6%
  10,000,000 5.75%, 4/15/03....................................      10,059,540
   2,926,330 6.00%, 2/25/05....................................       2,926,110
   3,503,670 6.50%, 1/1/24.....................................       3,488,092
  11,201,965 7.00%, 8/1/25-11/1/26.............................      11,369,857
   7,100,603 7.50%, 7/1/23-5/1/27..............................       7,309,675
   5,171,723 8.00%, 8/1/25.....................................       5,387,746
     906,411 9.50%, 6/1/22.....................................         968,418
     705,740 11.00%, 1/1/16....................................         782,058
                                                                  -------------
                                                                     42,291,496
                                                                  -------------
             Government National Mortgage Assn. - 16.0%
   8,357,098 6.00%, 2/20/28-11/15/28...........................       8,104,986
   5,772,194 6.50%, 10/15/25-5/20/28...........................       5,744,917
  14,852,493 7.00%, 12/15/22-5/15/26...........................      15,111,041
   7,778,538 7.50%, 2/15/22-8/15/23............................       8,031,784
  12,475,435 8.00%, 9/15/09-9/15/26............................      13,040,866
   6,731,225 8.50%, 12/15/21-7/15/24...........................       7,131,471
   2,955,025 9.00%, 1/15/20-6/15/21............................       3,157,423
   2,606,534 9.50%, 1/15/19-2/15/21............................       2,812,138
     673,109 10.00%, 12/15/18..................................         737,559
                                                                  -------------
                                                                     63,872,185
                                                                  -------------
             Total Mortgage-Backed Securities
               (cost $197,251,100).............................     198,879,102
                                                                  -------------
 U.S. TREASURY OBLIGATIONS - 31.3%
             U.S. Treasury Bonds:
  26,000,000 5.25%, 2/15/29....................................      24,423,750
  15,100,000 8.50%, 2/15/20....................................      19,686,625
   6,840,000 8.75%, 8/15/20....................................       9,144,225
  12,310,000 8.88%, 8/15/17....................................      16,341,525
   6,000,000 8.88%, 2/15/19....................................       8,041,878
   5,600,000 9.25%, 2/15/16....................................       7,577,500

             U.S. Treasury Notes:
   6,100,000 5.75%, 9/30/99....................................       6,126,688
  32,000,000 6.25%, 6/30/02....................................      32,960,000
     750,000 8.00%, 5/15/01....................................         791,719
                                                                  -------------
             Total U.S. Treasury Obligations
              (cost $124,411,392)..............................     125,093,910
                                                                  -------------

--------------------------------------------------------------------------------
                                   EVERGREEN
                             U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------

                       Schedule of Investments(continued)
                                 April 30, 1999

  Principal
   Amount                                                              Value
 REPURCHASE AGREEMENT - 0.0%
 $    43,707 Dresdner Bank 4.87%, dated 04/30/1999, due
              05/03/1999, maturity value $43,725 (b)
              (cost $43,707)...................................     $     43,707
                                                                    ------------

             Total Investments -  (cost $393,759,850).....    98.9%  395,135,308
             Other Assets and Liabilities - net...........     1.1     4,354,994
                                                             -----  ------------
             Net Assets...................................   100.0% $399,490,302
                                                             =====  ============

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(b) The repurchase agreement is fully collateralized by $45,000 U.S. Treasury Note, 6.250%, 10/31/01; value including accrued interest $46,308.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                             LONG TERM BOND FUNDS
--------------------------------------------------------------------------------

                      Statements of Assets and Liabilities
                                 April 30, 1999

                           Diversified                  Strategic
                               Bond       High Yield      Income     U.S. Government
                               Fund          Fund          Fund           Fund
------------------------------------------------------------------------------------
Assets
 Identified cost of
  securities.............  $484,642,758  $450,865,220  $319,764,239   $393,759,850
 Net unrealized gains or
  losses on securities...     2,875,635   (15,010,627)  (10,695,628)     1,375,458
------------------------------------------------------------------------------------
 Market value of
  securities.............   487,518,393   435,854,593   309,068,611    395,135,308
 Cash....................             0             0        10,761              0
 Receivable for
  securities sold........    29,766,783     5,212,222       941,138         29,891
 Receivable for Fund
  shares sold............     1,222,041       216,888     2,399,004      1,518,779
 Dividends and interest
  receivable.............     8,144,708     8,099,986     6,739,854      4,289,720
 Unrealized gains on
  forward foreign
  currency exchange
  contracts..............       334,888             0        60,608              0
 Prepaid expenses and
  other assets...........       196,765       179,025        74,724        106,524
------------------------------------------------------------------------------------
   Total assets..........   527,183,578   449,562,714   319,294,700    401,080,222
------------------------------------------------------------------------------------
Liabilities
 Distributions payable...     1,208,112     1,479,528       642,723        496,130
 Payable for securities
  purchased..............    29,127,848    12,232,500     2,945,000              0
 Payable for Fund shares
  redeemed...............       658,376       552,432       668,532        776,400
 Payable for closed
  forward foreign
  currency exchange
  contracts..............             0             0       294,397              0
 Payable for securities
  on loan................     3,755,130    27,500,396    13,505,818              0
 Unrealized losses on
  forward foreign
  currency exchange
  contracts..............        47,221             0       222,689              0
 Advisory fee payable....       223,785       179,839        16,384        163,142
 Distribution Plan
  expenses payable.......       104,065        86,301        77,127         49,810
 Due to other related
  parties................             0             0             0          6,330
 Accrued expenses and
  other liabilities......        79,458        87,577       149,644         98,108
------------------------------------------------------------------------------------
   Total liabilities.....    35,203,995    42,118,573    18,522,314      1,589,920
------------------------------------------------------------------------------------
Net assets...............  $491,979,583  $407,444,141  $300,772,386   $399,490,302
------------------------------------------------------------------------------------
Net assets represented
  by
 Paid-in capital.........  $565,877,977  $730,181,266  $387,473,803   $424,247,912
 Undistributed
  (overdistributed) net
  investment income......     2,675,445    (1,570,499)     (771,049)      (147,457)
 Accumulated net
  realized losses on
  securities and foreign
  currency related
  transactions...........   (79,736,038) (306,155,999)  (75,000,841)   (25,985,611)
 Net unrealized gains or
  losses on securities
  and foreign currency
  related transactions...     3,162,199   (15,010,627)  (10,929,527)     1,375,458
------------------------------------------------------------------------------------
Total net assets.........  $491,979,583  $407,444,141  $300,772,386   $399,490,302
------------------------------------------------------------------------------------
Net assets consists of
 Class A.................  $444,273,270  $353,488,232  $162,191,570   $ 48,090,691
 Class B.................    43,729,267    47,712,932   120,668,920    122,918,604
 Class C.................       499,013     1,998,608    16,265,293      5,605,367
 Class Y.................     3,478,033     4,244,369     1,646,603    222,875,640
------------------------------------------------------------------------------------
   Total net assets......  $491,979,583  $407,444,141  $300,772,386   $399,490,302
------------------------------------------------------------------------------------
Shares outstanding
 Class A.................    28,705,264    87,108,024    23,891,108      4,996,330
 Class B.................     2,825,239    11,757,090    17,716,643     12,770,305
 Class C.................        32,239       492,445     2,392,348        582,356
 Class Y.................       224,719     1,045,932       248,428     23,155,808
------------------------------------------------------------------------------------
Net asset value per
  share
 Class A.................  $      15.48  $       4.06  $       6.79   $       9.63
------------------------------------------------------------------------------------
 Class A--Offering price
  (based on sales charge
  of 4.75%)..............  $      16.25  $       4.26  $       7.13   $      10.11
------------------------------------------------------------------------------------
 Class B.................  $      15.48  $       4.06  $       6.81   $       9.63
------------------------------------------------------------------------------------
 Class C.................  $      15.48  $       4.06  $       6.80   $       9.63
------------------------------------------------------------------------------------
 Class Y.................  $      15.48  $       4.06  $       6.63   $       9.63
------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                             LONG TERM BOND FUNDS
--------------------------------------------------------------------------------

                            Statements of Operations
                           Year Ended April 30, 1999

                            Diversified                  Strategic
                                Bond       High Yield      Income     U.S. Government
                                Fund          Fund          Fund           Fund
-------------------------------------------------------------------------------------
 Investment income
 Interest................   $ 39,183,204  $ 42,588,134  $ 25,262,615    $24,454,524
 Dividends...............         57,031       712,189             0              0
-------------------------------------------------------------------------------------
  Total investment
   income................     39,240,235    43,300,323    25,262,615     24,454,524
-------------------------------------------------------------------------------------
 Expenses
 Advisory fee............      2,871,113     2,688,068     1,852,515      1,817,699
 Distribution Plan
  expenses...............      1,814,095     1,626,894     1,691,813      1,445,556
 Transfer agent fee......      1,589,292     1,477,372       807,819        348,101
 Administrative services
  fees...................         84,426        67,111        49,227         95,957
 Trustees' fees and
  expenses...............         15,101         9,582         5,696          7,823
 Custodian fee...........        228,507       152,207       194,257        120,350
 Professional fees.......         30,802        27,643        26,474         22,191
 Other...................        403,499       335,670       167,958        191,440
-------------------------------------------------------------------------------------
  Total expenses.........      7,036,835     6,384,547     4,795,759      4,049,117
 Less: Fee credits.......        (23,880)      (35,499)      (34,869)       (15,189)
       Fee waivers.......              0      (538,084)     (798,523)             0
-------------------------------------------------------------------------------------
  Net expenses...........      7,012,955     5,810,964     3,962,367      4,033,928
-------------------------------------------------------------------------------------
 Net investment income...     32,227,280    37,489,359    21,300,248     20,420,596
=====================================================================================
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions
 Net realized gains or
  losses on:
  Securities.............       (678,182)  (32,989,229)    1,545,558     (3,174,666)
  Foreign currency
   related transactions..     (2,078,623)       (3,450)   (4,296,269)             0
-------------------------------------------------------------------------------------
 Net realized losses on
  securities and foreign
  currency related
  transactions...........     (2,756,805)  (32,992,679)   (2,750,711)    (3,174,666)
-------------------------------------------------------------------------------------
 Net change in unrealized
  losses on securities
  and foreign currency
  related transactions...    (11,399,726)  (17,420,079)  (15,938,209)       (70,943)
-------------------------------------------------------------------------------------
 Net realized and
  unrealized losses on
  securities and foreign
  currency related
  transactions...........    (14,156,531)  (50,412,758)  (18,688,920)    (3,245,609)
-------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets resulting
  from operations........   $ 18,070,749  $(12,923,399) $  2,611,328    $17,174,987
=====================================================================================

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                             LONG TERM BOND FUNDS
--------------------------------------------------------------------------------

                      Statements of Changes in Net Assets
                           Year Ended April 30, 1999

                             Diversified                    Strategic
                                Bond        High Yield       Income      U.S. Government
                                Fund           Fund           Fund            Fund
----------------------------------------------------------------------------------------
 Operations
 Net investment income...   $  32,227,280  $  37,489,359  $  21,300,248   $  20,420,596
 Net realized gains or
  losses on securities
  and foreign currency
  related transactions...      (2,756,805)   (32,992,679)    (2,750,711)     (3,174,666)
 Net change in unrealized
  losses on securities
  and foreign currency
  related transactions...     (11,399,726)   (17,420,079)   (15,938,209)        (70,943)
----------------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      18,070,749    (12,923,399)     2,611,328      17,174,987
----------------------------------------------------------------------------------------
 Distributions to
  shareholders from
 Net investment income
  Class A................     (28,965,373)   (32,234,535)   (12,896,911)     (2,526,898)
  Class B................      (3,394,507)    (5,689,291)    (7,428,231)     (6,471,126)
  Class C................         (14,128)      (108,780)    (1,164,628)       (286,185)
  Class Y................         (18,815)      (586,532)      (179,221)    (11,283,844)
----------------------------------------------------------------------------------------
  Total distributions to
   shareholders..........     (32,392,823)   (38,619,138)   (21,668,991)    (20,568,053)
----------------------------------------------------------------------------------------
 Capital share
  transactions
 Proceeds from shares
  sold...................      41,955,901     78,304,005     85,889,098     175,698,259
 Payment for shares
  redeemed...............    (125,778,077)  (158,882,006)  (108,306,974)   (145,952,368)
 Net asset value of
  shares issued in
  reinvestment of
  distributions..........      18,434,939     21,076,105     14,412,889      14,956,563
 Net asset value of
  shares issued in
  acquisition of CoreFund
  Government Income
  Fund...................               0              0              0      25,935,637
----------------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets
   resulting from capital
   share transactions....     (65,387,237)   (59,501,896)    (8,004,987)     70,638,091
----------------------------------------------------------------------------------------
   Total increase
    (decrease) in net
    assets...............     (79,709,311)  (111,044,433)   (27,062,650)     67,245,025
 Net assets
 Beginning of period.....     571,688,894    518,488,574    327,835,036     332,245,277
----------------------------------------------------------------------------------------
 End of period...........   $ 491,979,583  $ 407,444,141  $ 300,772,386   $ 399,490,302
========================================================================================
 Undistributed
  (overdistributed) net
  investment income......   $   2,675,445  $  (1,570,499) $    (771,049)  $    (147,457)
========================================================================================

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                             LONG TERM BOND FUNDS
--------------------------------------------------------------------------------

                      Statements of Changes in Net Assets
                           Year ended April 30, 1998

                             Diversified                   Strategic
                                Bond        High Yield       Income     U.S. Government
                              Fund (a)       Fund (b)         Fund           Fund
---------------------------------------------------------------------------------------
 Operations
 Net investment income...   $  20,588,791  $  30,356,602  $ 14,251,249   $ 19,431,162
 Net realized gains or
  losses on securities
  and foreign currency
  related transactions...      10,936,866     16,551,569     5,635,717       (764,906)
 Net change in unrealized
  gains on securities and
  foreign currency
  related transactions...       3,546,444      3,464,809     5,413,523      9,555,419
---------------------------------------------------------------------------------------
  Net increase in net
   assets resulting from
   operations............      35,072,101     50,372,980    25,300,489     28,221,675
---------------------------------------------------------------------------------------
 Distributions to
  shareholders from
 Net investment income
  Class A................      (9,491,102)    (9,975,169)   (5,750,571)    (2,040,357)
  Class B................     (11,097,556)   (20,369,058)   (7,053,895)    (7,875,544)
  Class C................             (35)       (12,343)   (1,374,051)      (261,054)
  Class Y................             (98)           (32)      (62,982)    (9,254,414)
---------------------------------------------------------------------------------------
  Total distributions to
   shareholders..........     (20,588,791)   (30,356,602)  (14,241,499)   (19,431,369)
---------------------------------------------------------------------------------------
 Capital share
  transactions
 Proceeds from shares
  sold...................      19,555,848     55,707,745    52,265,456     63,710,601
 Payment for shares
  redeemed...............    (104,305,708)  (121,704,035)  (89,713,499)   (83,317,244)
 Net asset value of
  shares issued in
  reinvestment of
  distributions..........      11,421,930     17,078,485     8,043,638     13,377,697
 Net asset value of
  shares issued in
  acquisition of:
  Evergreen Quality Bond
   Fund..................     172,832,659              0             0              0
  Blanchard Flexible
   Income Fund...........               0              0   139,705,470              0
  Keystone World Bond
   Fund..................               0              0    13,364,630              0
  Keystone Government
   Securities Fund.......               0              0             0     41,845,369
---------------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets
   resulting from capital
   share transactions....      99,504,729    (48,917,805)  123,665,695     35,616,423
---------------------------------------------------------------------------------------
   Total increase
    (decrease) in net
    assets...............     113,988,039    (28,901,427)  134,724,685     44,406,729
 Net assets
 Beginning of period.....     457,700,855    547,390,001   193,110,351    287,838,548
---------------------------------------------------------------------------------------
 End of period...........   $ 571,688,894  $ 518,488,574  $327,835,036   $332,245,277
=======================================================================================
 Undistributed
  (overdistributed) net
  investment income......   $     397,123  $  (1,461,940) $ (1,604,423)  $          0
=======================================================================================

(a) For the eight months ended April 30, 1998. The Fund changed its fiscal year end from August 31 to April 30, effective April 30, 1998.
(b) For the nine months ended April 30, 1998. The Fund changed its fiscal year end from July 31 to April 30, effective April 30, 1998.


                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                             LONG TERM BOND FUNDS
--------------------------------------------------------------------------------

                      Statements of Changes in Net Assets
                           For the Periods indicated

                                                    Diversified
                                                       Bond        High Yield
                                                       Fund           Fund
                                                   -------------  -------------
                                                    Year Ended
                                                    August 31,     Year Ended
                                                       1997       July 31, 1997
--------------------------------------------------------------------------------
 Operations
 Net investment income...........................  $  31,196,362  $  43,434,059
 Net realized gain on investments, closed
  futures contracts and foreign currency related
  transactions...................................     15,553,471      3,963,269
 Net change in unrealized appreciation
  (depreciation) on investments and foreign
  currency related transactions..................     13,350,772     33,119,281
--------------------------------------------------------------------------------
  Net increase in net assets resulting from
   operations....................................     60,100,605     80,516,609
--------------------------------------------------------------------------------
 Distributions to shareholders from
 Net investment income...........................    (32,942,625)   (44,757,060)
--------------------------------------------------------------------------------
 Capital share transactions
 Proceeds from shares sold.......................     33,102,013    136,045,881
 Payment for shares redeemed.....................   (180,458,236)  (243,407,877)
 Proceeds from reinvestment of distributions.....     18,107,160     25,311,702
--------------------------------------------------------------------------------
  Net decrease in net assets resulting from
   capital share transactions....................   (129,249,063)   (82,050,294)
--------------------------------------------------------------------------------
   Total decrease in net assets..................   (102,091,083)   (46,290,745)
 Net assets
 Beginning of period.............................    559,791,938    593,680,746
--------------------------------------------------------------------------------
 End of period...................................  $ 457,700,855  $ 547,390,001
================================================================================
 Undistributed net investment income (accumulated
  distributions in excess of net investment
  income)........................................  $   2,801,682  $  (1,468,219)
================================================================================

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Combined Notes to Financial Statements
1. ORGANIZATION

The Evergreen Long Term Bond Funds consist of Evergreen Diversified Bond Fund ("Diversified Bond Fund"), Evergreen High Yield Bond Fund ("High Yield Fund"), Evergreen Strategic Income Fund ("Strategic Income Fund") and Evergreen U.S. Government Fund ("U.S. Government Fund"), (collectively, the "Funds"). Each Fund is a diversified series of Evergreen Fixed Income Trust (the "Trust"), a Delaware business trust organized on September 17, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Funds offer Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing dis-tribution fee than Class A. Class B shares are sold subject to a contingent de-ferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 retain their existing conversion rights. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advisory clients of First Union Corporation ("First Union") and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Funds in the preparation of their financial statements. The poli-cies are in conformity with generally accepted accounting principles, which re-quire management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
Corporate bonds, U.S. government obligations, mortgage and other asset-backed securities and other fixed-income securities are valued at prices provided by an independent pricing service. In determining a price for normal institution-al-size transactions, the pricing service uses methods based on market transac-tions for comparable securities and analysis of various relationships between similar securities which are generally recognized by institutional traders. Se-curities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics

Securities traded on a national securities exchange or included on the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the exchange where the security is primarily traded. Securities traded on an exchange or NMS for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked price.

Securities for which market quotations are not readily available, including re-stricted securities, are valued at fair value as determined in good faith ac-cording to procedures approved by the Board of Trustees.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held in a segregated account by the custodian on the Fund's behalf. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the mar-ket value of the securities pledged falls below the carrying value of the re-purchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions, which are

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               Combined Notes to Financial Statements (continued)

deemed by the investment advisor to be creditworthy pursuant to guidelines es-tablished by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commis-sion, each Fund, except for U.S. Government Fund, along with certain other funds managed by Evergreen Investment Management Company ("EIMC"), a subsidiary of First Union, may transfer uninvested cash balances into a joint trading ac-count. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

C. Reverse Repurchase Agreements
To obtain short-term financing, each Fund, except for U.S. Government Fund may enter into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segre-gated account with the custodian containing qualifying assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

D. Foreign Currency
The books and records of the Funds are maintained in United States (U.S.) dol-lars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, other assets and liabilities at the daily rate of exchange; purchases and sales of investments and income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign cur-rency exchange rates is a component of net unrealized gains or losses on secu-rities and foreign currency related transactions. Net realized foreign currency gain or loss on foreign currency related transactions includes foreign currency gains and losses between trade date and settlement date on investment securi-ties transactions, foreign currency related transactions and the difference be-tween the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains or losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain or loss on securities.

E. Futures Contracts
In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts.

The initial margin deposited with a broker when entering into a futures trans-action is subsequently adjusted by daily payments or receipts ("variation mar-gin") as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (i) the possibility of an il-liquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

F. Forward Foreign Currency Exchange Contracts
Each Fund, except for U.S. Government Fund, may enter into forward foreign cur-rency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain or loss on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               Combined Notes to Financial Statements (continued)

other party will not fulfill their obligations under the contract. Forward con-tracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

G. Securities Lending
In order to generate income and to offset expenses, the Funds may lend portfo-lio securities to brokers, dealers and other financial organizations. The Funds' investment advisor will monitor the creditworthiness of such borrowers. Loans of securities may not exceed 33 1/3% of a Fund's total assets and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including accrued interest. The Fund monitors the adequacy of the collateral daily and will require the borrower to provide additional collateral in the event the value of the collateral falls below 100% of the market value of the securities on loan. While such securities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest any cash collateral received in portfolio securities, thereby increasing its return. A Fund will have the right to call any such loan and ob-tain the securities loaned at any time on five days' notice. Any gain or loss in the market price of the loaned securities, which occurs during the term of the loan, would affect a Fund and its investors. A Fund may pay fees in connec-tion with such loans.

H. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date there-after when the Fund is made aware of the dividend. Foreign income may be sub-ject to foreign withholding taxes, which are accrued as applicable.

I. Federal Taxes
The Funds have qualified and intend to continue to qualify as regulated invest-ment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable in-come and net capital gains, if any, to their shareholders. The Funds also in-tend to avoid any excise tax liability by making the required distributions un-der the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

J. Distributions
Distributions from net investment income for the Funds are declared daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. The significant differences between financial statement amounts available for distributions and distributions made in accordance with income tax regulations are primarily due to differing treatment for net real-ized gain or loss on foreign currency related transactions, corporate reorgani-zations and the expiration of capital loss carryovers.

K. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the rela-tive net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               Combined Notes to Financial Statements(continued)

3. INVESTMENT ADVISORY AGREEMENTS AND OTHER AFFILIATED TRANSACTIONS

EIMC is the investment advisor for Diversified Bond Fund, High Yield Fund and Strategic Income Fund. In return for providing investment management and admin-istrative services to the Funds, the Funds pay EIMC a management fee that is calculated daily and paid monthly. The management fee is computed at an annual rate of 2.00% of each Fund's gross investment income plus an amount determined by applying percentage rates, starting at 0.50% and declining to 0.25% per an-num as net assets increase, to the average daily net assets of each Fund.

First Union National Bank ("FUNB"), a subsidiary of First Union, serves as the investment advisor to the U.S. Government Fund and is paid a management fee that is computed and paid monthly at an annual rate of 0.50% of the Fund's av-erage daily net assets.

During the year ended April 30, 1999, the amount of investment advisory fees waived by the investment advisors and the impact on each Fund's expense ratio represented as a percentage of its average net assets were as follows:

                                                      Fees   % of Average
                                                     Waived   Net Assets
                                                     --------------------
         Diversified Bond Fund......................      $0     0.00%
         High Yield Fund............................ 538,084     0.12%
         Strategic Income Fund...................... 798,523     0.27%
         U.S. Government Fund.......................       0     0.00%

Evergreen Investment Services ("EIS"), a subsidiary of First Union, serves as the administrator and The BISYS Group, Inc. ("BISYS") serves as the sub-admin-istrator to the Funds. As administrator, EIS provides the Funds with facili-ties, equipment and personnel. As sub-administrator to the Funds, BISYS pro-vides the officers of the Funds. Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

The administrator and sub-administrator for the U.S. Government Fund are enti-tled to an annual fee based on the average daily net assets of the funds admin-istered by EIS for which First Union or its investment advisory subsidiaries are also the investment advisors. The administration fee is calculated by ap-plying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets increase, to the average daily net asset value of the Fund. The sub-administration fee is calculated by applying percentage rates, which start at 0.01% and decline to 0.004% per annum as net assets increase, to the average daily net asset value of the Fund. During the year ended April 30, 1999, the U.S. Government Fund paid or accrued for administrative and sub-administrative services $76,538 and $19,419, respectively.

During the year ended April 30, 1999, the Diversified Bond Fund, High Yield Fund and Strategic Income Fund reimbursed EIMC for certain administration and accounting expenses of $84,426, $67,111 and $49,227, respectively.

Evergreen Service Company ("ESC"), an indirectly, wholly owned subsidiary of First Union, serves as the transfer and dividend disbursing agent for the Funds.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly owned subsidiary of BISYS, serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class Y. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by the Fund through "Distribution Plan expenses". Each class, except Class Y, currently pays a service fee equal to 0.25% of the average daily net assets of the class. Class B and Class C also pay distribution fees equal to 0.75% of the average daily net assets of the class. Distribution Plan expenses are calculated daily and paid at least quarterly.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               Combined Notes to Financial Statements (continued)

During the year ended April 30, 1999, amounts paid or accrued to EDI pursuant to each Fund's Class A, Class B and Class C Distribution Plans were as follows:

                                           Class A    Class B   Class C
                                          ------------------------------
         Diversified Bond Fund........... $1,178,170 $  633,312 $  2,613
         High Yield Fund.................    907,463    706,231   13,200
         Strategic Income Fund...........    428,399  1,091,369  172,045
         U.S. Government Fund............    109,595  1,279,280   56,681

With respect to Class B and Class C shares, the principal underwriter may pay distribution fees greater than the allowable annual amounts each Fund is per-mitted to pay under the Distribution Plans.

Each of the Distribution Plans may be terminated at any time by vote of the In-dependent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

5. ACQUISITIONS

Effective on the close of business on July 24, 1998, U.S. Government Fund ac-quired all of the assets and assumed certain liabilities of CoreFund Government Income Fund, in an exchange for Class A and Class Y shares of U.S. Government Fund.

Effective on the close of business on February 28, 1998, Strategic Income Fund acquired all of the assets and assumed certain liabilities of Blanchard Flexi-ble Income Fund, in an exchange for Class A shares of Strategic Income Fund.

Effective on the close of business on January 23, 1998, Diversified Bond Fund acquired substantially all the assets and assumed certain liabilities of Ever-green Quality Bond Fund, in an exchange for Class A and Class B shares of Di-versified Bond Fund.

Effective on the close of business on August 1, 1997 Strategic Income Fund ac-quired substantially all the assets and assumed certain liabilities of Keystone World Bond Fund in exchange for Class A, Class B and Class C shares of Strate-gic Income Fund. Also, the U.S. Government Fund acquired substantially all the assets and assumed certain liabilities of Keystone Government Securities Fund in exchange for Class A, Class B and Class C shares of the U.S. Government Fund.

These acquisitions were accomplished by a tax-free exchange of the respective shares of each Fund. The value of net assets acquired, number of shares issued, unrealized appreciation acquired and the aggregate net assets of each Fund im-mediately after the acquisition were as follows:

                                                            Value of Net     Number of    Unrealized     Net Assets
Acquiring Fund                    Acquired Fund            Assets Acquired Shares Issued Appreciation After Acquisition
-----------------------------------------------------------------------------------------------------------------------
U.S. Government Fund   CoreFund Government Income Fund      $ 25,935,637     2,618,772    $  441,185    $333,331,520
Strategic Income Fund  Blanchard Flexible Income Fund        139,705,470    19,367,062     4,998,009     339,328,623
Diversified Bond Fund  Evergreen Quality Bond Fund           172,832,659    10,842,627     3,406,186     610,931,062
Strategic Income Fund  Keystone World Bond Fund               13,364,630     1,876,466       646,958     209,347,784
U.S. Government Fund   Keystone Government Securities Fund    41,845,369     4,348,526       776,840     330,218,346

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               Combined Notes to Financial Statements (continued)

6. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and Class Y. Transactions in shares of the Funds were as follows:

Diversified Bond Fund

                                        Year Ended April 30,
                          ----------------------------------------------------         Year Ended
                                   1999                       1998                   August 31, 1997
                          ------------------------  --------------------------  --------------------------
                            Shares       Amount       Shares        Amount        Shares        Amount
-----------------------------------------------------------------------------------------------------------
Class A *
Shares sold.............     810,400  $ 12,761,419      136,952  $   2,185,530            0              0
Automatic conversion of
 Class B shares to Class
 A shares...............   1,403,087    22,326,396   24,126,331    387,832,940            0              0
Shares redeemed.........  (6,059,378)  (95,987,811)  (2,951,611)   (47,145,413)           0              0
Shares issued in
 reinvestment of
 distributions..........   1,050,314    16,640,863      362,116      5,781,141            0              0
Shares issued in
 acquisition of
 Evergreen Quality Bond
 Fund...................           0             0    9,827,053    156,644,304            0              0
-----------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............  (2,795,577)  (44,259,133)  31,500,841    505,298,502            0              0
===========================================================================================================
Class B **
Shares sold.............   1,481,322    23,510,009    1,090,412     17,341,006    2,182,629  $  33,102,013
Automatic conversion of
 Class B shares to Class
 A shares...............  (1,403,103)  (22,326,396) (24,126,331)  (387,832,940)           0              0
Shares redeemed.........  (1,768,907)  (28,085,274)  (3,620,580)   (57,160,295) (11,912,272)  (180,458,236)
Shares issued in
 reinvestment of
 distributions..........     112,383     1,783,925      357,152      5,640,678    1,195,855     18,107,160
Shares issued in
 acquisition of
 Evergreen Quality Bond
 Fund...................           0             0    1,015,574     16,188,355            0              0
-----------------------------------------------------------------------------------------------------------
Net decrease............  (1,578,305)  (25,117,736) (25,283,773)  (405,823,196)  (8,533,788)  (129,249,063)
===========================================================================================================
Class C ***
Shares sold.............     138,285     2,182,664        1,432         22,837            0              0
Shares redeemed.........    (107,994)   (1,704,992)           0              0            0              0
Shares issued in
 reinvestment of
 distributions..........         515         8,103            1             13            0              0
-----------------------------------------------------------------------------------------------------------
Net increase............      30,806       485,775        1,433         22,850            0              0
===========================================================================================================
Class Y ****
Shares sold.............     224,176     3,501,809          407          6,475            0              0
Shares issued in
 reinvestment of
 distributions..........         130         2,048            6             98            0              0
-----------------------------------------------------------------------------------------------------------
Net increase............     224,306     3,503,857          413          6,573            0              0
===========================================================================================================
Net increase (decrease)
 in net assets resulting
 from capital share
 transactions...........              $(65,387,237)              $  99,504,729               $(129,249,063)
-----------------------------------------------------------------------------------------------------------

   * For the period from January 20, 1998 (commencement of class operations) to April 30, 1998
  ** For the nine months ended April 30, 1998. The Fund changed its fiscal year end from August 31 to April 30, effective April 30, 1998
 *** For the period from April 7, 1998 (commencement of class operations) to
     April 30, 1998
**** For the period from February 11, 1998 (commencement of class operations) to April 30, 1998

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               Combined Notes to Financial Statements (continued)

--------------------------------------------------------------------------------
High Yield Fund
--------------------------------------------------------------------------------

                                          Year Ended April 30,
                          -------------------------------------------------------         Year Ended
                                    1999                         1998                    July 31, 1997
                          --------------------------  ---------------------------  --------------------------
                            Shares        Amount         Shares        Amount        Shares        Amount
--------------------------------------------------------------------------------------------------------------
Class A *
Shares sold.............   10,094,180  $  41,192,593     1,781,307  $   8,100,467            0              0
Automatic conversion of
 Class B shares to Class
 A shares...............    6,527,645     26,263,616    96,655,555    436,706,228            0              0
Shares redeemed.........  (26,735,454)  (111,365,821)   (7,005,782)   (31,868,872)           0              0
Shares issued in
 reinvestment of
 distributions..........    4,394,074     18,091,076     1,396,499      6,343,412            0              0
--------------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............   (5,719,555)   (25,818,536)   92,827,579    419,281,235            0              0
--------------------------------------------------------------------------------------------------------------
Class B **
Shares sold.............    5,817,765     24,157,421    10,409,185     46,341,356   32,280,201  $ 136,045,881
Automatic conversion of
 Class B shares to Class
 A shares...............   (6,527,509)   (26,263,616)  (96,655,555)  (436,706,228)           0              0
Shares redeemed.........   (9,466,402)   (40,138,947)  (20,273,137)   (89,733,998) (57,681,924)  (243,407,877)
Shares issued in
 reinvestment of
 distributions..........      634,514      2,622,487     2,427,463     10,723,559    5,995,434     25,311,702
--------------------------------------------------------------------------------------------------------------
Net decrease............   (9,541,632)   (39,622,655) (104,092,044)  (469,375,311) (19,406,289)   (82,050,294)
--------------------------------------------------------------------------------------------------------------
Class C ***
Shares sold.............      557,106      2,273,186       273,398      1,240,926            0              0
Shares redeemed.........     (334,216)    (1,416,061)      (21,094)       (96,165)           0              0
Shares issued in
 reinvestment of
 distributions..........       14,724         60,244         2,527         11,482            0              0
--------------------------------------------------------------------------------------------------------------
Net increase............      237,614        917,369       254,831      1,156,243            0              0
--------------------------------------------------------------------------------------------------------------
Class Y ****
Shares sold.............    2,455,775     10,680,805         5,506         24,996            0              0
Shares redeemed.........   (1,489,709)    (5,961,177)       (1,101)        (5,000)           0              0
Shares issued in
 reinvestment of
 distributions..........       75,454        302,298             7             32            0              0
--------------------------------------------------------------------------------------------------------------
Net increase............    1,041,520      5,021,926         4,412         20,028            0              0
--------------------------------------------------------------------------------------------------------------
Net decrease in net
 assets resulting from
 capital share
 transactions...........               $ (59,501,896)               $ (48,917,805)              $ (82,050,294)
--------------------------------------------------------------------------------------------------------------

   * For the period from January 20, 1998 (commencement of class operations) through April 30, 1998.
  ** For the nine months ended April 30, 1998. The Fund changed its fiscal year end from July 31 to April 30, effective April 30, 1998
 *** For the period from January 22, 1998 (commencement of class operations)
     through April 30, 1998.
**** For the period from April 14, 1998 (commencement of class operations) through April 30, 1998.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               Combined Notes to Financial Statements (continued)

--------------------------------------------------------------------------------
Strategic Income Fund
--------------------------------------------------------------------------------

                                         Year Ended April 30,
                            --------------------------------------------------
                                     1999                      1998
                            ------------------------  ------------------------
                              Shares       Amount       Shares       Amount
-------------------------------------------------------------------------------
Class A
Shares sold................  4,490,832  $ 31,196,519   1,976,718  $ 14,098,759
Automatic conversion of
 Class B shares to Class A
 shares....................    106,795       731,977           0             0
Shares redeemed............ (8,900,411)  (61,611,376) (4,673,022)  (33,390,153)
Shares issued in
 reinvestment of
 distributions.............  1,347,956     9,273,511     483,710     3,454,392
Shares issued in
 acquisition of:
 Blanchard Flexible Income
  Fund.....................          0             0  19,367,062   139,705,470
 Keystone World Bond Fund..          0             0   1,077,718     7,661,303
-------------------------------------------------------------------------------
Net increase (decrease).... (2,954,828)  (20,409,369) 18,232,186   131,529,771
-------------------------------------------------------------------------------
Class B
Shares sold................  6,845,207    47,103,443   4,345,019    30,951,849
Automatic conversion of
 Class B shares to Class A
 shares....................   (106,478)     (731,977)          0             0
Shares redeemed............ (5,266,886)  (36,464,325) (5,964,560)  (42,581,723)
Shares issued in
 reinvestment of
 distributions.............    630,620     4,349,322     515,938     3,680,766
Shares issued in
 acquisition of Keystone
 World Bond Fund...........          0             0     645,853     4,612,694
-------------------------------------------------------------------------------
Net increase (decrease)....  2,102,463    14,256,463    (457,750)   (3,336,414)
-------------------------------------------------------------------------------
Class C
Shares sold................    840,483     5,711,444     261,961     1,864,408
Shares redeemed............ (1,266,465)   (8,731,548) (1,375,841)   (9,783,791)
Shares issued in
 reinvestment of
 distributions.............    104,610       722,285     122,073       868,861
Shares issued in
 acquisition of Keystone
 World Bond Fund...........          0             0     152,895     1,090,633
-------------------------------------------------------------------------------
Net decrease...............   (321,372)   (2,297,819)   (838,912)   (5,959,889)
-------------------------------------------------------------------------------
Class Y
Shares sold................    258,852     1,877,692     761,672     5,350,440
Shares redeemed............   (225,476)   (1,499,725)   (562,382)   (3,957,832)
Shares issued in
 reinvestment of
 distributions.............     10,086        67,771       5,675        39,619
-------------------------------------------------------------------------------
Net increase...............     43,462       445,738     204,965     1,432,227
-------------------------------------------------------------------------------
Net increase (decrease) in
 net assets resulting from
 capital share
 transactions..............             $ (8,004,987)             $123,665,695
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               Combined Notes to Financial Statements (continued)

--------------------------------------------------------------------------------
U.S. Government Fund
--------------------------------------------------------------------------------

                                         Year Ended April 30,
                            --------------------------------------------------
                                     1999                      1998
                            ------------------------  ------------------------
                              Shares       Amount       Shares       Amount
-------------------------------------------------------------------------------
Class A
Shares sold...............   5,406,579  $ 52,883,440   1,510,987  $ 14,617,089
Shares redeemed...........  (4,877,937)  (47,734,643) (1,642,684)  (15,825,689)
Shares issued in
 reinvestment of
 distributions............     168,051     1,647,529     133,072     1,282,497
Shares issued in
 acquisition of:
 CoreFund Government
  Income Fund.............     151,299     1,515,281           0             0
 Keystone Government
  Securities Fund.........           0             0   2,239,125    21,547,304
-------------------------------------------------------------------------------
Net increase..............     847,992     8,311,607   2,240,500    21,621,201
-------------------------------------------------------------------------------
Class B
Shares sold...............   2,842,599    27,942,652     716,498     6,914,840
Shares redeemed...........  (3,936,185)  (38,555,032) (4,306,873)  (41,415,996)
Shares issued in
 reinvestment of
 distributions............     368,042     3,607,463     414,856     3,988,496
Shares issued in
 acquisition of Keystone
 Government Securities
 Fund.....................           0             0   1,507,183    14,503,355
-------------------------------------------------------------------------------
Net decrease..............    (725,544)   (7,004,917) (1,668,336)  (16,009,305)
-------------------------------------------------------------------------------
Class C
Shares sold...............     393,743     3,869,388      94,591       908,119
Shares redeemed...........    (417,897)   (4,094,589)   (173,356)   (1,672,822)
Shares issued in
 reinvestment of
 distributions............      17,708       173,559      16,871       162,793
Shares issued in
 acquisition of Keystone
 Government Securities
 Fund.....................           0             0     602,218     5,794,710
-------------------------------------------------------------------------------
Net increase (decrease)...      (6,446)      (51,642)    540,324     5,192,800
-------------------------------------------------------------------------------
Class Y
Shares sold...............   9,295,417    91,002,779   4,285,039    41,270,553
Shares redeemed...........  (5,686,585)  (55,568,104) (2,541,523)  (24,402,737)
Shares issued in
 reinvestment of
 distributions............     972,869     9,528,012     825,744     7,943,911
Shares issued in
 acquisition of CoreFund
 Government Income Fund...   2,467,473    24,420,356           0             0
-------------------------------------------------------------------------------
Net increase..............   7,049,174    69,383,043   2,569,260    24,811,727
-------------------------------------------------------------------------------
Net increase in net assets
 resulting from capital
 share transactions.......              $ 70,638,091              $ 35,616,423
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               Combined Notes to Financial Statements (continued)

7. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended April 30, 1999:

                               Cost of Purchases        Proceeds from Sales
                           ------------------------- -------------------------
                               U.S.       Non-U.S.       U.S.       Non-U.S.
                            Government   Government   Government   Government
                           ---------------------------------------------------
         Diversified Bond
          Fund...........  $235,324,286 $508,325,516 $309,220,915 $518,643,350
         High Yield
          Fund...........   109,456,652  603,473,486  110,014,103  626,159,544
         Strategic Income
          Fund...........   251,877,387  397,793,928  307,739,655  352,016,431
         U.S. Government
          Fund...........   437,529,693   18,764,689  348,829,362    4,337,820

During the year ended April 30, 1999, the Diversified Bond Fund entered into reverse repurchase agreements. The average daily balance, weighted average in-terest rate and maximum amount outstanding were as follows:

                                Average Daily   Weighted      Maximum
                                   Balance       Average       Amount
                                 Outstanding  Interest Rate Outstanding*
                                ----------------------------------------
         Diversified Bond
          Fund.................  $4,030,292       4.54%      $9,876,542

            * The Maximum Amount Outstanding under reverse repurchase agreements includes accrued interest.

The Diversified Bond Fund, High Yield Fund and Strategic Income Fund loaned se-curities during the year ended April 30, 1999 to certain brokers who paid the Fund a negotiated lenders' fee. These fees are included in interest income. At April 30, 1999, the value of securities on loan and the value of collateral (including accrued interest) amounted to the following:

                                                   Value of
                                                  Securities   Value of
                                                    on Loan   Collateral
                                                  -----------------------
         Diversified Bond Fund................... $ 3,670,069 $ 3,755,130
         High Yield Fund.........................  26,800,176  27,500,396
         Strategic Income Fund...................  13,201,251  13,505,818

During the year ended April 30, 1999, the Diversified Bond Fund, High Yield Fund and Strategic Income Fund earned $47,065, $21,926 and $3,765, respective-ly, in income from securities lending.

On April 30, 1999, the composition of unrealized appreciation and depreciation on securities based on the aggregate cost of securities for federal income tax purposes were as follows:

                                                                       Net
                                          Gross        Gross       Unrealized
                                        Unrealized   Unrealized    Appreciation
                            Tax Cost   Appreciation Depreciation  (Depreciation)
                            ----------------------------------------------------
         Diversified
          Bond Fund.....  $484,848,090 $ 9,071,303  $ (6,401,000) $  2,670,303
         High Yield
          Fund..........   451,121,939  17,235,306   (32,502,652)  (15,267,346)
         Strategic
          Income Fund...   319,802,753   7,126,123   (17,860,265)  (10,734,142)
         U.S. Government
          Fund..........   393,759,850   4,612,334    (3,236,876)    1,375,458

As of April 30, 1999, the Funds had capital loss carryovers for federal income tax purposes as follows:

                                                                       Expiring April 30,
                  Capital Loss -----------------------------------------------------------------------------------------------
                   Carryover       2000        2001        2002         2003        2004        2005       2006       2007
                  ------------------------------------------------------------------------------------------------------------
Diversified Bond
 Fund...........  $ 75,808,000 $        --  $19,436,000 $ 6,153,000 $ 28,736,000 $20,012,000 $      --  $      --  $ 1,471,000
High Yield
 Fund...........   293,910,000  122,350,000         --   44,605,000  105,957,000         --         --         --   20,998,000
Strategic Income
 Fund...........    71,841,000    2,867,000  23,289,000   3,223,000    7,390,000  35,072,000        --         --          --
U.S. Government
 Fund...........    24,521,000          --    1,978,000   6,522,000    3,703,000   2,973,000  3,820,000  3,370,000   2,155,000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               Combined Notes to Financial Statements (continued)

In addition to the capital loss carryovers, capital and currency losses in-curred after October 31, within a Fund's fiscal year, are deemed to arise on the first business day of the Fund's following fiscal year. For the year ended April 30, 1999, the Funds have incurred and elected to defer post-October losses as follows:

                                                       Capital   Currency
                                                       Losses     Losses
                                                     --------------------
         Diversified Bond Fund...................... $ 3,435,151 $      0
         High Yield Fund............................  11,989,310   64,035
         Strategic Income Fund......................   3,282,587  116,434
         U.S. Government Fund.......................   1,463,897        0

8. EXPENSE OFFSET ARRANGEMENTS

The Funds have entered into expense offset arrangements with ESC and their cus-todian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund's related expenses. The assets deposited with ESC and the custodian under these expense offset arrangements could have been invested in income-producing assets. The amount of fee credits received by each Fund and the impact on each Fund's expense ratio represented as a percent-age of its average daily net assets were as follows:

                                                    Total
                                                 Fee Credits % of Average
                                                  Received    Net Assets
                                                ----------------------
         Diversified Bond Fund..................   $23,880       0.00%
         High Yield Fund........................    35,499       0.00%
         Strategic Income Fund..................    34,869       0.01%
         U.S. Government Fund...................    15,189       0.00%

9. DEFERRED TRUSTEES' FEES

Each Independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly install-ments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000.

10. FINANCING AGREEMENTS

Certain Evergreen Funds and State Street Bank and Trust Company ("State Street") and a group of banks (collectively, the "Banks") entered into a fi-nancing agreement dated December 22, 1997, as amended on November 20, 1998. Un-der this agreement, the Banks provided an unsecured credit facility in the ag-gregate amount of $400 million ($275 million committed and $125 million uncom-mitted). The credit facility was allocated, under the terms of the financing agreement, among the Banks. The credit facility was accessed by the Funds for temporary or emergency purposes only and was subject to each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.065% per annum will be in-curred on the unused portion of the committed facility, which was allocated to all funds. For its assistance in arranging this financing agreement, the Capi-tal Market Group of First Union was paid a one-time arrangement fee of $27,500. State Street serves as administrative agent for the Banks, and as administra-tive agent is entitled to a fee of $20,000 per annum which is allocated to all of the funds.

This agreement was amended and renewed on December 22, 1998. The amended fi-nancing agreement became effective on December 22, 1998 among all of the Ever-green Funds, State Street and The Bank of New York ("BONY"). Under this agree-ment, State Street and BONY provide an unsecured credit facility in the aggre-gate amount of $150 million ($125 million committed and $25 million uncommit-ted). The remaining terms and conditions of the agreement are unaffected.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               Combined Notes to Financial Statements (continued)

During the year ended April 30, 1999, the Diversified Bond Fund had average borrowings outstanding of $8,094,775 at a rate of 5.28% and paid interest of $8,436, which represent 0.00% of the Fund's average daily net assets on an annualized basis.

High Yield Fund, Strategic Income Fund and U.S. Government Fund did not borrow under these agreements during the year ended April 30, 1999.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          Independent Auditors' Report

Board of Trustees and Shareholders
Evergreen Fixed Income Trust:

We have audited the accompanying statements of assets and liabilities, includ-ing the schedules of investments of Evergreen Diversified Bond Fund, Evergreen High Yield Bond Fund, Evergreen Strategic Income Fund and Evergreen U.S. Gov-ernment Fund, portfolios of Evergreen Fixed Income Trust, as of April 30, 1999, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years or periods in the two-year period then ended, and the statements of changes for the year ended August 31, 1997 for Evergreen Diversified Bond Fund and for the year ended July 31, 1997 for Evergreen High Yield Bond Fund and financial highlights for each of the years or periods as described on pages 15 to 22. These financial statements and fi-nancial highlights are the responsibility of the Funds' management. Our respon-sibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement pre-sentation. We believe that our audits provide a reasonable basis for our opin-ion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ever-green Diversified Bond Fund, Evergreen High Yield Bond Fund, Evergreen Strate-gic Income Fund and Evergreen U.S. Government Fund as of April 30, 1999, the results of their operations, changes in their net assets and financial high-lights for each of the years or periods described above in conformity with gen-erally accepted accounting principles.

                      [SIGNATURE OF KPMG LLP APPEARS HERE]

Boston, Massachusetts
June 18, 1999

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OTHER INFORMATION

YEAR 2000 (unaudited)

Like other investment companies, the Funds could be adversely affected if the computer systems used by the Funds' investment advisors and the Funds' other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Funds' investment advisors are taking steps to address this potential year 2000 problem with respect to the computer sys-tems that they use and to obtain satisfactory assurances that comparable steps are being taken by the Funds' other major service providers. At this time, how-ever, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds from this problem.

                                Evergreen Funds

Money Market
Treasury Money Market Fund
Money Market Fund
Municipal Money Market Fund
Florida Municipal Money Market Fund
New Jersey Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund

Tax Advantaged
Short Intermediate Municipal Fund
High Grade Municipal Bond Fund
Municipal Bond Fund
California Municipal Bond Fund
Connecticut Municipal Bond Fund
Florida Municipal Bond Fund
Florida High Income Municipal Bond Fund
Georgia Municipal Bond Fund
Maryland Municipal Bond Fund
Massachusetts Municipal Bond Fund
Missouri Municipal Bond Fund
New Jersey Municipal Bond Fund
New York Municipal Bond Fund
North Carolina Municipal Bond Fund
Pennsylvania Municipal Bond Fund
South Carolina Municipal Bond Fund
Virginia Municipal Bond Fund

Income
Capital Preservation and Income Fund
Short Intermediate Bond Fund
Intermediate Term Government Securities Fund
Intermediate Term Bond Fund
U.S. Government Fund
Diversified Bond Fund
Strategic Income Fund
High Yield Bond Fund

Balanced
American Retirement Fund
Balanced Fund
Tax Strategic Foundation Fund
Foundation Fund

Growth & Income
Utility Fund
Income and Growth Fund
Equity Income Fund
Value Fund
Blue Chip Fund
Growth and Income Fund
Small Cap Value Fund

Domestic Growth
Tax Strategic Equity Fund
Strategic Growth Fund
Stock Selector Fund
Evergreen Fund
Masters Fund
Omega Fund
Small Company Growth Fund
Aggressive Growth Fund
Micro Cap Fund

Global International
Global Leaders Fund
International Growth Fund
Global Opportunities Fund
Precious Metals Fund
Emerging Markets Growth Fund
Latin America Fund

Express Line
800.346.3858

Investor Services
800.343.2898

                                                www.evergreen-funds.com

26997                                                        549426  06/99


[LOGO OF EVERGREEN APPEARS HERE]

200 Berkeley Street
Boston,MA 02116

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